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                          MORGAN STANLEY DEAN WITTER
                     SELECT DIMENSIONS INVESTMENT SERIES
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                                ANNUAL REPORT
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                               DECEMBER 31, 2000





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
MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Portfolio of Investments:
    Money Market............................................    24
    North American Government Securities....................    27
    Diversified Income......................................    29
    Balanced Growth.........................................    40
    Utilities...............................................    43
    Dividend Growth.........................................    46
    Value-Added Market......................................    49
    Growth..................................................    58
    American Opportunities..................................    61
    Mid-Cap Equity..........................................    65
    Global Equity...........................................    67
    Developing Growth.......................................    72
    Emerging Markets........................................    76
Financial Statements:
    Statements of Assets and Liabilities....................    82
    Statements of Operations................................    84
    Statements of Changes in Net Assets.....................    86
Notes to Financial Statements...............................    96
Financial Highlights........................................   106
Independent Auditors' Report................................   114

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT TWO WORLD TRADE CENTER,
SERIES                                                  NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000

DEAR SHAREHOLDER:

Calendar year 2000 began with technology and high-multiple, new-economy stocks outperforming the broad markets, fueled by liquidity the Federal Reserve Board had injected into the system ahead of Y2K. As it became clear, however, that first-quarter economic growth would exceed a level sustainable in the long term, the Fed put through two 25-basis-point interest-rate hikes. An additional 50-basis-point rate hike was implemented during the second quarter as wage inflation exceeded 4 percent, unemployment fell below 4 percent and energy prices reached heights not seen since the Gulf War. As concern grew that slower earnings and economic growth lay ahead, the markets underwent a sharp rotation out of high-multiple stocks and into long-ignored old-economy issues.

The Federal Reserve's interest-rate hikes pricked the price-earnings bubble that had been ballooning for some time. This action roiled the financial markets and cut off funding for many new-technology companies. During the late 1990s, these new companies had spurred old-economy companies to increase their capital spending in order to become "Webified." This increase in capital spending for information technology accounted for nearly one third of gross domestic product growth. During the second half of 2000, however, what had been a self-perpetuating cycle of accelerating growth, strong productivity gains and new-technology spending, slowly began to reverse. As a result, we expect that spending on technology will continue to falter in the first half of 2001.

FIXED-INCOME OVERVIEW

The double-digit returns of the fixed-income market in the year 2000 caught many investors by surprise, particularly when viewed within the context of the Federal Reserve's 100 basis point tightening in the first half of the year. Volatile equity markets and a slowing economy caused the fixed-income market to rally throughout the year. Interest rates fell

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

to a 10-month low in early April during a flight to quality from plunging technology stocks, and then rebounded higher on reports of rising inflationary pressures, tight labor markets and robust economic conditions. The Federal Reserve's 50-basis-point rate hike in May brought the federal funds rate up to
6.50 percent, a nine-year high.

The bond market rallied after the May rate hike as equity markets declined. This time the rally gained momentum as the long-awaited evidence of slowing economic growth emerged. By August 24, the yield on the 30-year benchmark U.S. Treasury bond had fallen to 5.66 percent, but rising oil prices and a heavy new-issue calendar in the corporate sector soon caused yields to rise. By the middle of September, the yield on the 30-year Treasury had risen to 5.95 percent. Reports of slowing economic growth and plummeting equity values fueled further rate declines in the final quarter of the year that brought interest rates down to levels last seen in early 1999. By year-end, yields on 10-and 30-year U.S. Treasuries had fallen 133 and 102 basis points to 5.11 percent and
5.46 percent, respectively, while the yield on the two-year Treasury stood at
5.09 percent, 115 basis points below its close on December 31, 1999.

INTERNATIONAL OVERVIEW

The year was a difficult one for global equity markets, with investors becoming concerned about corporate profits against a backdrop of slowing global economic growth. The uncertainty associated with these concerns resulted in the worst year for global stocks since 1990. Recent economic data continue to point toward a slowdown in the global economic cycle. The Office for Economic Cooperation and Development's leading indicator of industrial production has weakened dramatically, portending a sharp deceleration in economic growth. The United States appears to be the most affected so far, as evidenced by plunging business confidence, weak personal consumption and dramatically lower GDP growth.

CLASSES OF SHARES

On July 24, 2000, Morgan Stanley Dean Witter Select Dimensions Investment Series began offering Class Y shares of each Portfolio, except for North American Government Securities and Emerging Markets. All shares issued prior to May 1, 2000 were designated Class X shares. The performance figures discussed below for each Portfolio are for its Class X shares. For each Portfolio, the Class Y shares' performance will vary somewhat from that of the Class X shares because of differing expenses.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

AMERICAN OPPORTUNITIES PORTFOLIO

For the 12-month period ended
December 31, 2000, American
Opportunities Portfolio's
Class X shares produced a total
return of -4.42 percent versus
-9.10 percent for the Standard &
Poor's 500 Stock Index
(S&P 500). The accompanying chart
compares the Portfolio's
performance to that of the
S&P 500 Index.

The Portfolio began the year
significantly overweighted toward
the technology and biotechnology
sectors. However, as it became
clear that the Federal Reserve
Board's action during the first
half of 2000 was going to lead to
slower earnings growth and lower
multiples for high beta issues,
the Portfolio shifted its
emphasis to steady growth
industries that typically
outperform in a decelerating
environment. These included
stocks in the health care,
financial services, electric
utility and consumer staples
sectors.

Given our outlook for a
significant economic slowdown,
the Portfolio is currently invested in a blend of steady growth stocks, which we believe should achieve the best earnings momentum over the short term, and early cycle issues, particularly those related to the consumer (e.g., retailing, media and air transport). In our view, retailing, which consists of relatively low-ticket items, is likely to rebound before durable goods such as automobiles and housing. Cable companies should benefit from new spending on such digital services as video on demand and cable modems. Finally, we believe that air transport should benefit from declining fuel prices and industry consolidation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: AMERICAN OPPORTUNITIES -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,880      $9,772
Dec. 1994     $10,069      $9,916
Mar. 1995     $10,625     $10,881
Jun. 1995     $11,772     $11,918
Sep. 1995     $13,294     $12,865
Dec. 1995     $13,991     $13,639
Mar. 1996     $14,354     $14,371
Jun. 1996     $14,985     $15,015
Sep. 1996     $15,306     $15,480
Dec. 1996     $15,803     $16,769
Mar. 1997     $15,464     $17,220
Jun. 1997     $17,781     $20,224
Sep. 1997     $20,747     $21,738
Dec. 1997     $20,848     $22,362
Mar. 1998     $23,615     $25,479
Jun. 1998     $25,030     $26,320
Sep. 1998     $23,231     $23,707
Dec. 1998     $27,266     $28,752
Mar. 1999     $29,953     $30,184
Jun. 1999     $31,198     $32,311
Sep. 1999     $30,435     $30,295
Dec. 1999     $42,482     $34,801
Mar. 2000     $44,697     $35,598
Jun. 2000     $42,154     $34,653
Sep. 2000     $46,219     $34,317
Dec. 2000  $40,605(2)     $31,634

AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE INCEP-
                                 1 YEAR    5 YEARS             TION
CLASS X                       -4.42%(1)  23.75%(1)        25.62%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

As we enter into the new year, the Portfolio is approximately market weighted in technology. This sector, which became oversold in 2000, may benefit in the short term from declining global interest rates and potential tax cuts in the United States. However, there are a few exciting new product cycles expected to be more broadly deployed in 2002, including wireless data and home networking. We, therefore, remain somewhat cautious toward the sector, because corporate technology spending levels have far exceeded historical norms and the ensuing goods overhang in technology may depress any potential rebound.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

BALANCED GROWTH PORTFOLIO

For the 12-month period ended
December 31, 2000, Balanced
Growth Portfolio's Class X shares
produced a total return of
6.37 percent versus
-9.10 percent for the S&P 500 and
11.63 percent for the Lehman
Brothers Aggregate Bond Index.
The accompanying chart compares
the Portfolio's performance to
that of the S&P 500 and Lehman
indexes.

On December 31, 2000,
approximately 65 percent of the
Portfolio's assets were allocated
to equities and 35 percent to
high-quality fixed-income
securities. The Portfolio's
equity component, which consists
of 28 common stocks spread among
20 different industry groups, was
relatively fully invested.

Since late last year, the
Portfolio's equity component has
shifted its emphasis toward
traditional companies that have
made serious commitments to
e-commerce. With this new
orientation in mind, we initiated
positions in Electronic Data
Systems, Quaker Oats and Sears.
We believe that this added focus
on these companies will better
enable the Portfolio to participate in the new economy while maintaining a diversified portfolio of high-quality, dividend-paying stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: BALANCED GROWTH - - CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)  LEHMAN(4)
Nov. 1994     $10,000     $10,000    $10,000
Nov. 1994     $10,000      $9,772    $10,025
Dec. 1994     $10,060      $9,916    $10,094
Mar. 1995     $10,498     $10,881    $10,603
Jun. 1995     $11,453     $11,918    $11,249
Sep. 1995     $11,942     $12,865    $11,470
Dec. 1995     $12,359     $13,639    $11,959
Mar. 1996     $12,670     $14,371    $11,747
Jun. 1996     $13,090     $15,015    $11,813
Sep. 1996     $13,538     $15,480    $12,050
Dec. 1996     $14,033     $16,769    $12,393
Mar. 1997     $13,705     $17,220    $12,323
Jun. 1997     $15,411     $20,224    $12,776
Sep. 1997     $16,312     $21,738    $13,201
Dec. 1997     $16,542     $22,362    $13,589
Mar. 1998     $18,156     $25,479    $13,801
Jun. 1998     $18,332     $26,320    $14,123
Sep. 1998     $16,894     $23,707    $14,720
Dec. 1998     $18,926     $28,752    $14,770
Mar. 1999     $19,355     $30,184    $14,696
Jun. 1999     $20,547     $32,311    $14,567
Sep. 1999     $18,984     $30,295    $14,666
Dec. 1999     $19,591     $34,801    $14,648
Mar. 2000     $19,236     $35,598    $14,972
Jun. 2000     $18,346     $34,653    $15,232
Sep. 2000     $19,581     $34,317    $15,692
Dec. 2000  $20,839(2)     $31,634    $16,351

AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE INCEP-
                                1 YEAR    5 YEARS             TION
CLASS X                       6.37%(1)  11.01%(1)        12.69%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

As of fiscal year-end, the Portfolio's fixed-income assets were invested as follows: 60 percent in mortgage-backed securities, 24 percent in U.S. Treasuries, 12 percent in U.S. agency obligations, 3 percent in corporate obligations and the balance in cash equivalents. Over the course of the year, this fixed-income component's cash equivalent reserves were increased to meet liquidity needs.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

DEVELOPING GROWTH PORTFOLIO

For the 12-month period ended
December 31, 2000, Developing
Growth Portfolio's Class X shares
produced a total return of
-21.61 percent versus
-3.02 percent for the Russell
2000 Index. The accompanying
chart compares the Portfolio's
performance with that of the
Russell 2000 index.

The Portfolio's underperformance
of its benchmarks during this
period was attributable to its
underweighting of the financial
sector and its overweighting of
technology. Because of its
limited exposure to the financial
sector, the Portfolio did not
fully benefit from that group's
cyclical rally during the latter
part of 2000. Technology stocks,
which experienced increased
volatility throughout the year,
posted significant losses.
Further hindering Portfolio
performance was its focus on
high-growth companies, which
underperformed their value-
oriented counterparts during the
year.

In the months ahead, the
Portfolio will continue to focus on economic sectors that the portfolio managers believe will provide the best opportunities for growth, namely technology and health care. However, we will proceed to employ a balanced approach that includes both stable growers as well as aggressive growth companies. Given our forecast for slower economic growth, we have positioned the Portfolio to be less aggressively oriented than it was at this time last year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DEVELOPING GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     RUSSELL 2000(3)
Nov. 1994     $10,000          $10,000
Nov. 1994     $10,070           $9,716
Dec. 1994     $10,158           $9,977
Mar. 1995     $10,702          $10,438
Jun. 1995     $12,648          $11,417
Sep. 1995     $14,746          $12,544
Dec. 1995     $15,365          $12,816
Mar. 1996     $16,213          $13,470
Jun. 1996     $17,564          $14,144
Sep. 1996     $17,982          $14,192
Dec. 1996     $17,355          $14,930
Mar. 1997     $15,540          $14,158
Jun. 1997     $17,861          $16,453
Sep. 1997     $21,093          $18,902
Dec. 1997     $19,745          $18,269
Mar. 1998     $22,254          $20,106
Jun. 1998     $21,615          $19,169
Sep. 1998     $17,203          $15,307
Dec. 1998     $21,530          $17,804
Mar. 1999     $22,794          $16,838
Jun. 1999     $26,078          $19,456
Sep. 1999     $27,153          $18,226
Dec. 1999     $41,449          $21,588
Mar. 2000     $45,800          $23,117
Jun. 2000     $38,331          $22,244
Sep. 2000     $36,577          $22,490
Dec. 2000  $32,492(2)          $20,936

AVERAGE ANNUAL TOTAL RETURNS
                                                        SINCE INCEP-
                                  1 YEAR    5 YEARS             TION
CLASS X                       -21.61%(1)  16.16%(1)        21.14%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2000 smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

On January 8, 2001, Arden C. Armstrong, a Managing Director of Morgan Stanley Dean Witter Advisors Inc. (the Investment Manager), as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, joined John Roscoe, a Vice President

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

of the Investment Manager, as co-manager of the Portfolio. Ms. Armstrong has been managing portfolios for MAS and its investment advisory affiliates for more than five years. Mr. Roscoe has been a co-manager of the Portfolio since April 2000 and has been a portfolio manager with the Investment Manager since December 1997, prior to which he was an equity analyst at Rockefeller and Company, Inc.

DIVERSIFIED INCOME PORTFOLIO

For the 12-month period ended December 31, 2000, Diversified Income Portfolio's Class X shares produced a total return of -4.74 percent versus 10.12 percent for the Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The accompanying chart compares the Portfolio's performance to that of the Lehman Index.

The Portfolio's underperformance relative to its benchmark was due primarily to both its global short-term securities and its high-yield securities components. Within the high-yield component, the Portfolio's core holdings in the B-rated sector of the high-yield market sharply underperformed the higher-quality end of the fixed-income market.

GLOBAL SHORT-TERM SECURITIES COMPONENT. Throughout the period under review, the Portfolio continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income and dividend levels. As mandated in the prospectus, all the securities in this portion of the Portfolio had maturities of less than three years. As the U.S. and other economies slowed, interest rates for shorter maturities generally fell. The Portfolio also benefited from a decline in the dollar, because a substantial portion of the Portfolio's assets was invested in nondollar currencies. Generally, nondollar currencies fell through late October and then enjoyed a strong rebound.

U.S. GOVERNMENT/MORTGAGE COMPONENT. In an effort to meet short-term liquidity needs and simultaneously enhance the Portfolio's total return potential, we reduced the U.S. agency allocation to 21 percent of this component's assets and increased its mortgage-backed position to 77 percent. We maintained the U.S. Treasury allocation at 2 percent of assets.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

LONG-TERM HIGH-YIELD SECURITIES
COMPONENT. The past year and a
half has been one of the most
difficult periods for the
high-yield market, particularly
the B-rated sector, the market's
largest sector. As a result of
this substantial weakness, we
have seen high-yield bond prices
decline sharply and yields rise
dramatically over this period.
Although the high-yield
securities component's position
in the more defensive,
higher-quality end of the market
held up relatively well in this
turbulent market environment, its
long-term core position in the
B-rated sector was adversely
affected over the past year. With
yields on many high-yield issues
at or near 10-year highs and
currently trading at significant
discounts to their stated
maturity value, we now view the
high-yield sector as extremely
undervalued, although the timing
of a recovery is still very
uncertain at this point. As the
market outlook improves over
time, we would expect to see
investment flows turn positive
once again, creating stronger
demand for many of today's depressed high-yield bonds.

In January 2001, the Diversified Income Portfolio's management was assumed by
W. David Armstrong, Stephen F. Esser and Paul F. O'Brien. Mr. Armstrong is a Managing Director of Morgan Stanley Dean Witter Advisors Inc. (the Investment Manager), and Miller Anderson & Sherrerd, LLP (MAS), an affiliate of the Investment Manager. He is a member of MAS's Interest Rate Research Team (since
1998); and prior thereto was a Senior Vice President of Lehman Brothers
(1995 -- 1998). Mr. Esser is a Managing Director of the Investment Manager and MAS and has been

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVERSIFIED INCOME -- CLASS X SHARES
($ in Thousands)

              FUND     LEHMAN(3)
Nov. 1994     $10,000    $10,000
Nov. 1994     $10,030     $9,986
Dec. 1994     $10,076    $10,022
Mar. 1995     $10,222    $10,462
Jun. 1995     $10,336    $10,984
Sep. 1995     $10,469    $11,166
Dec. 1995     $10,777    $11,559
Mar. 1996     $11,027    $11,462
Jun. 1996     $11,304    $11,534
Sep. 1996     $11,501    $11,739
Dec. 1996     $11,806    $12,026
Mar. 1997     $11,820    $12,013
Jun. 1997     $12,221    $12,367
Sep. 1997     $12,639    $12,701
Dec. 1997     $12,788    $12,973
Mar. 1998     $13,010    $13,175
Jun. 1998     $13,181    $13,985
Sep. 1998     $13,310    $14,026
Dec. 1998     $13,328    $14,067
Mar. 1999     $13,175    $14,041
Jun. 1999     $13,232    $13,985
Sep. 1999     $13,191    $14,114
Dec. 1999     $13,084    $14,122
Mar. 2000     $13,167    $14,334
Jun. 2000     $13,110    $14,576
Sep. 2000     $12,701    $14,996
Dec. 2000  $12,463(2)    $15,550

AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE INCEP-
                                 1 YEAR   5 YEARS             TION
CLASS X                       -4.74%(1)  2.95%(1)         3.65%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager and MAS and a member of MAS's Interest Rate Research Team (since 1996). Prior thereto he was an economist at J.P. Morgan, London.

DIVIDEND GROWTH PORTFOLIO

For the 12-month period ended
December 31, 2000, Dividend
Growth Portfolio's Class X shares
returned 5.36 percent to
shareholders versus
-9.10 percent for the S&P 500.
The accompanying chart compares
the Portfolio's performance to
that of the S&P 500 Index.

The Portfolio's outperformance
relative to the S&P 500 was the
result of its limited exposure to
high-technology and high price-
to-earnings stocks, many of which
underperformed during the period.
Instead, the Portfolio's
screening process led to
overweightings of basic
materials, capital goods, energy
and utilities stocks, which
typically enjoy strong cash flows
and attractive dividend yields.

While maintaining its commitment
to its value-oriented investment
methodology, the Portfolio has
shifted its emphasis toward
traditional companies that have
made serious commitments to
e-commerce, in consideration of
the growing role that the
Internet and e-commerce now play in the global economy. These considerations resulted in the following equities being liquidated from the Portfolio during the period: Abbott Laboratories, Armstrong World Industries, Brunswick, Burlington Resources, Conagra, Crown Cork & Seal, Fluor, Gillette, Hercules, International

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVIDEND GROWTH --CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,880      $9,772
Dec. 1994      $9,995      $9,916
Mar. 1995     $10,947     $10,881
Jun. 1995     $12,113     $11,918
Sep. 1995     $12,859     $12,865
Dec. 1995     $14,005     $13,639
Mar. 1996     $15,432     $14,371
Jun. 1996     $15,791     $15,015
Sep. 1996     $16,363     $15,480
Dec. 1996     $17,435     $16,769
Mar. 1997     $17,896     $17,220
Jun. 1997     $20,639     $20,224
Sep. 1997     $21,908     $21,738
Dec. 1997     $21,990     $22,362
Mar. 1998     $24,979     $25,479
Jun. 1998     $25,037     $26,320
Sep. 1998     $23,306     $23,707
Dec. 1998     $26,329     $28,752
Mar. 1999     $26,526     $30,184
Jun. 1999     $29,700     $32,311
Sep. 1999     $26,447     $30,295
Dec. 1999     $26,468     $34,801
Mar. 2000     $24,834     $35,598
Jun. 2000     $24,087     $34,653
Sep. 2000     $25,440     $34,317
Dec. 2000  $27,886(2)     $31,634

AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE INCEP-
                                1 YEAR    5 YEARS             TION
CLASS X                       5.36%(1)  14.77%(1)        18.17%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

Flavors and Fragrances, Lockheed Martin, May Department Stores, Raytheon, U.S. Tobacco and Winn Dixie Stores. Positions in Xerox and Goodyear Tire and Rubber Co. were also liquidated during the period. In addition, a new portfolio position was initiated in Electronic Data Systems.

During the period, some of the Portfolio's holdings completed mergers: Exelon Corporation acquired Unicom Corporation, Citigroup merged with Associates First Capital, and JP Morgan merged with Chase. At the end of the period the Portfolio was invested in 74 equity issues spread among 37 different industry groups.

EMERGING MARKETS PORTFOLIO

For the 12-month period ended
December 31, 2000, the Emerging
Markets Portfolio returned
-28.57 percent compared to
-31.76 percent for the
S&P/International Finance
Corporation (IFC) Emerging
Markets Total Return Index. The
accompanying chart compares the
Portfolio's performance to that
of the IFC Index.

Following a breathtaking rally
toward the end of 1999, most
emerging equity markets
experienced a significant
correction during the first half
of 2000. A short-lived Y2K spurt
gave way to concerns about higher
U.S. interest rates, tighter
global liquidity and rapidly
decelerating U.S. economic
growth -- all of which suggested
a weaker global growth outlook
for 2001. Although several
markets later rebounded on signs
that the U.S. economy might
achieve a soft landing, the rally
quickly lost steam out of
concerns about rising oil prices.
While higher crude oil prices
benefit oil-exporting countries,
slower global economic growth
that could result from such
higher prices would clearly be a negative development. Investors

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EMERGING MARKETS -- CLASS X SHARES
($ in Thousands)

              FUND     IFCI(3)
Nov. 1994     $10,000  $10,000
Nov. 1994     $10,020   $9,782
Dec. 1994     $10,057   $8,740
Mar. 1995     $10,181   $7,454
Jun. 1995      $9,980   $8,106
Sep. 1995     $10,120   $8,078
Dec. 1995     $10,000   $8,004
Mar. 1996     $10,882   $8,605
Jun. 1996     $11,510   $8,979
Sep. 1996     $11,320   $8,777
Dec. 1996     $11,768   $8,754
Mar. 1997     $12,693   $9,588
Jun. 1997     $14,431  $10,167
Sep. 1997     $13,583   $9,244
Dec. 1997     $11,918   $7,464
Mar. 1998     $11,882   $7,985
Jun. 1998      $9,518   $6,291
Sep. 1998      $7,398   $4,930
Dec. 1998      $8,458   $5,821
Mar. 1999      $9,164   $6,456
Jun. 1999     $11,592   $7,990
Sep. 1999     $11,517   $7,739
Dec. 1999     $15,523   $9,728
Mar. 2000     $16,370   $9,859
Jun. 2000     $15,116   $8,849
Sep. 2000     $12,459   $7,700
Dec. 2000  $11,088(2)   $6,638

AVERAGE ANNUAL TOTAL RETURNS
                                          SINCE INCEP-
1 YEAR                        5 YEARS             TION
-28.57%(1)                      2.09%         1.70%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The S&P/IFCI Emerging Markets Index is a broad, neutral and historically consistent benchmark for the emerging markets. The Index includes Latin America, East Asia, South Asia, Europe, the Middle East and Africa, reflecting restrictions on foreign investment, market capitalization, and liquidity. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

were also concerned about the weakness of the euro and the possibility of slower economic growth in Europe as a result of lack of support for the currency.

Asian equity markets suffered steep declines across the board as economic growth forecasts for the U.S. and Asia were revised downward. Hong Kong proved to be one of the best defensive markets in Asia during 2000 as the economy appeared to be recovering and deflationary pressures eased. Korean stock prices were hit hard by a severe credit crunch in the corporate sector, while Taiwan's tech heavy market fell in line with the correction in the Nasdaq. The markets in Southeast Asia continued to be plagued by political uncertainty.

Despite a rebound in economic and corporate earnings growth, the Latin American equity markets were not immune to the sharp volatility witnessed in global markets throughout the year. Economic growth in Latin America was projected to exceed 4 percent in 2000 after registering zero growth in 1999. Early in the year, portfolio flows to Latin America were hurt by a rebalancing of the Morgan Stanley Capital International (MSCI) Emerging Markets Index, which resulted in a decrease in Latin America's index weighting from about 28 percent to 23 percent, in order to accommodate the reinclusion of Malaysia and a greater weighting for Taiwan.

With respect to markets in emerging Europe, the Middle East and Africa, external events -- particularly volatility in the U.S. financial markets -- raised fears about the outlook for economic activity and corporate profits in 2001 at a time when a number of economies in the region have begun to pull themselves out of recession. Israel posted the region's only significant gains during 2000, with economic activity recovering and inflation remaining in a downward trend. In South Africa, investors were apprehensive about the negative impact that high oil prices might have on resource stocks, which make up a large part of the South African index.

As of December 31, 2000, the Portfolio's largest holdings were South Korea
(15.8 percent), South Africa (12.4 percent), Brazil (11.2 percent), Mexico
(10.3 percent), Hong Kong (6.7 percent), Taiwan (5.0 percent), Greece
(4.4 percent) and Israel (4.1 percent). The Portfolio also held smaller positions in India, China, Turkey, Poland, Chile, Hungary, Argentina, Russia and Venezuela. At the end of the quarter, the Portfolio held a cash position of
9.3 percent.

Despite the sharp declines witnessed in most emerging equity markets during much of 2000, the sub-advisor believes that fundamentals remain reasonably sound in several of the major markets of each region. In the coming months, emerging stock markets are likely to continue taking their cues from external developments, including the behavior of oil prices, U.S. interest rates, global economic growth and world equity prices. TCW Investment Management Company
(TCW), the Portfolio's sub-

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

advisor, believes that the Portfolio is well positioned to take advantage of any rally that might occur if concerns of a hard landing in the United States give way to a more optimistic assessment. Over the longer term, TCW expects the valuation gap among globally competitive companies to narrow as distressed valuations are repriced toward international levels.

GLOBAL EQUITY PORTFOLIO

For the 12-month period ended
December 31, 2000, Global Equity
Portfolio's Class X shares
produced a total return of
-5.93 percent, compared to
-13.18 percent for the Morgan
Stanley Capital International
(MSCI) World Index. Portfolio
performance was favorably
affected by overweighted
positions in the energy and
pharmaceuticals sectors. The
accompanying chart compares the
Portfolio's performance to that
of the MSCI World Index.

As of December 31, 2000, the
Portfolio's assets were allocated
as follows: 39.8 percent in the
United States (underweighted
relative to the MSCI World
Index), 30.8 percent Europe
(underweighted), 11.9 percent
Japan (overweighted),
3.9 percent Asia (overweighted),
0.6 percent Latin America
(overweighted), 2.4 percent other
regions and 10.6 percent cash.

At year end, the Portfolio's top
holdings included Golden West
Financial (United States,
financial), Exxon Mobil (United
States, energy), Nestle
(Switzerland, food processor),
Fuji Photo Film (Japan), ING Group (Netherlands, financial services) and Konica (Japan, electronics).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GLOBAL EQUITY --CLASS X SHARES
($ in Thousands)

              FUND     MSCI WORLD IX(3)
Nov. 1994     $10,000           $10,000
Nov. 1994      $9,930            $9,762
Dec. 1994      $9,970            $9,854
Mar. 1995     $10,028           $10,316
Jun. 1995     $10,679           $10,756
Sep. 1995     $11,136           $11,356
Dec. 1995     $11,342           $11,896
Mar. 1996     $11,900           $12,380
Jun. 1996     $12,292           $12,739
Sep. 1996     $12,278           $12,908
Dec. 1996     $12,639           $13,500
Mar. 1997     $12,795           $13,538
Jun. 1997     $14,275           $15,576
Sep. 1997     $14,535           $16,022
Dec. 1997     $13,733           $15,628
Mar. 1998     $15,467           $17,866
Jun. 1998     $15,589           $18,229
Sep. 1998     $13,514           $16,044
Dec. 1998     $15,809           $19,431
Mar. 1999     $16,148           $20,125
Jun. 1999     $17,250           $21,085
Sep. 1999     $17,198           $20,773
Dec. 1999     $21,205           $24,276
Mar. 2000     $22,009           $24,525
Jun. 2000     $21,624           $23,656
Sep. 2000     $21,023           $22,467
Dec. 2000  $19,948(2)           $21,077

AVERAGE ANNUAL TOTAL RETURNS
                                                  SINCE INCEP-
                              1 YEAR  5 YEARS             TION
CLASS X                       -5.93%   11.96%        11.90%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

GROWTH PORTFOLIO

For the 12-month period ended
December 31, 2000, Growth
Portfolio's Class X shares posted
a total return of -11.68 percent
versus -9.10 percent for the
S&P 500. The accompanying chart
compares the Portfolio's
performance to that of the
S&P 500 Index.

The Portfolio was impacted by
many of the same forces that
negatively impacted its growth
fund peers and the growth index
averages. These forces included
the underperformance of
technology as well as the
outperformance of the financial,
utility and energy sectors as
investors shifted to a more
defensive posture, areas where we
are traditionally underweight
consistent with our philosophy
and charter as a growth manager.
In addition, a combination of
relative underperformance in
consumer staples and cyclicals
and an overweight in technology
(which by year-end had registered
the most severe declines) could
not offset relatively strong
performance in healthcare and capital goods, both of which the Portfolio was overweight for most of the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994     $10,020      $9,772
Dec. 1994     $10,067      $9,916
Mar. 1995     $10,194     $10,881
Jun. 1995     $10,710     $11,918
Sep. 1995     $11,381     $12,865
Dec. 1995     $11,405     $13,639
Mar. 1996     $12,199     $14,371
Jun. 1996     $12,835     $15,015
Sep. 1996     $13,402     $15,480
Dec. 1996     $14,091     $16,769
Mar. 1997     $13,624     $17,220
Jun. 1997     $16,004     $20,224
Sep. 1997     $17,210     $21,738
Dec. 1997     $17,343     $22,362
Mar. 1998     $19,416     $25,479
Jun. 1998     $19,184     $26,320
Sep. 1998     $16,060     $23,707
Dec. 1998     $19,636     $28,752
Mar. 1999     $21,059     $30,184
Jun. 1999     $22,596     $32,311
Sep. 1999     $22,408     $30,295
Dec. 1999     $27,314     $34,801
Mar. 2000     $29,991     $35,598
Jun. 2000     $29,030     $34,653
Sep. 2000     $28,434     $34,317
Dec. 2000  $24,123(2)     $31,634

AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE INCEP-
                                   1 YEAR     5 YEARS             TION
CLASS X                       -11.68% (1)  16.16% (1)       15.41% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Within the consumer staples sector (15 percent of the Portfolio's net assets), exposure to such media stocks as AT&T Corp-Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot-com failures and a slowing economy. Investments in more traditional staple stocks such as Philip Morris, Safeway, Pepsi, Quaker-Oats, Anheuser-Busch and Keebler contributed positively to performance but did not offset this weakness. Within the consumer-cyclicals sector (8 percent of the Portfolio), exposure to such

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

retailers as Home Depot and Costco detracted from overall performance, because these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs. By the end of the fiscal year, the Portfolio's holdings in Clear Channel, Keebler and Costco were sold.

According to Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, the Portfolio entered 2000 with a market weighting in technology relative to the S&P 500 index. This decision was based on the sub-advisor's sensitivity to the group's high valuations and its belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the Nasdaq declined 40 percent). Following this sharp decline, the Portfolio increased its technology exposure, bringing it to a modest overweighting. While the decline in technology sector was among the biggest detractors to absolute performance in 2000, the sub-advisor continues to believe that over the long term the sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. On a more positive note, stock selection was slightly ahead of the index for the year.

The Portfolio maintained an overweighting in capital goods during the year, emphasizing high-quality, diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly
17 percent of the Portfolio. Tyco and United Technologies are representative of the sub-advisor's willingness to look for growth in less traditional names, and their strong performance provided a buffer to weaker areas of the Portfolio, particularly in the fourth quarter. Tyco continues to be a steady favorite, especially in this challenging environment. While the quality of the management and company fundamentals have come through, the sub-advisor still believes the stock is underappreciated.

Health care was another bright spot, because the Portfolio maintained an overweighted position (14 percent) in the sector for most of the year. The Portfolio increased its commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates and the sub-advisor's belief that Federal Reserve interest-rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, including Pfizer, American Home Products, Pharmacia and Bristol Myers. This proved to be correct, and effective trading around election-cycle volatility added to performance.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

Freddie Mac, a newer position within the portfolio, continues to achieve mid-teen, high-quality earnings growth despite a volatile political and market environment. The company's success in delivering an earnings stream that is both predictable and sustainable stems from its innovation and strict adherence to its core principals.

MID-CAP EQUITY PORTFOLIO

For the 12-month period ended
December 31, 2000, Mid-Cap Equity
Portfolio's Class X shares
produced a total return of
-27.56 percent versus
17.50 percent for the S&P MidCap
400 Index. The accompanying chart
compares the Portfolio's
performance to that of the S&P
MidCap 400 Index.

The Portfolio's underperformance
of its benchmark index was
primarily the result of its
overweighting in the technology
sector throughout most of the
fiscal year. Technology stocks,
which outperformed early in the
fiscal year, underwent a sharp
correction beginning in March as
investors rotated into
old-economy issues. The
technology industry has been hit
particularly hard by the slowing
economy, as evidenced by
disappointing earnings and
pre-announcements from most of
the bellwether large-cap
technology companies including
Intel, Microsoft, Dell, Lucent,
Nortel, Hewlett-Packard and IBM.
As technology now represents the
single largest investment for
corporate America, it is natural that any tightening of budgets would have a large impact on orders for technology goods and services. The virtual shut-off of capital to the technology-hungry telecommunications and Internet sectors has exacerbated this slowdown. As the technology industry consistently

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: MID-CAP EQUITY --CLASS X SHARES
($ in Thousands)

              FUND     S&P MID-CAP(3)
Jan. 1997     $10,000         $10,000
Mar. 1997      $9,400          $9,451
Jun. 1997     $10,361         $10,840
Sep. 1997     $11,739         $12,582
Dec. 1997     $11,584         $12,688
Mar. 1998     $12,737         $14,085
Jun. 1998     $12,679         $13,783
Sep. 1998      $9,875         $11,789
Dec. 1998     $12,241         $15,112
Mar. 1999     $12,861         $14,149
Jun. 1999     $13,961         $16,150
Sep. 1999     $14,687         $14,795
Dec. 1999     $23,516         $17,337
Mar. 2000     $27,532         $19,537
Jun. 2000     $25,866         $18,893
Sep. 2000     $27,194         $21,188
Dec. 2000  $17,034(2)         $20,372

AVERAGE ANNUAL TOTAL RETURNS
                                  1 YEAR  SINCE INCEPTION
CLASS X                       -27.56%(1)        14.46%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

contains many of the fastest-growing companies in the economy, the Portfolio has always owned a high proportion of technology stocks relative to the benchmark. In 2000, this overweighted position hurt both relative and absolute performance.

TCW Investment Management Company (TCW), the Portfolio's sub-advisor, continues to concentrate on company fundamentals -- their underlying growth rate, their ability to beat consensus expectations and the dynamics of their business model -- when selecting companies for the Portfolio's portfolio. While a slowing economy will certainly have an effect on these fundamentals, it is important to remember that many of the companies held in the Portfolio's portfolio are still very early in their growth cycles and are believed to have an ability to grow that is somewhat independent of macroeconomic trends. The companies TCW favors are generally pioneers in their industries or are creating new industries where demand is growing.

As we enter the new fiscal year, TCW is focusing its energies in two areas. First, the sub-advisor wants to ensure that the companies in the portfolio remain healthy and will deliver the results Wall Street expects. TCW seeks to accomplish this through intensive research and by utilizing independent resources to verify research results. Second, the sub-advisor expects to take advantage of lower stock market valuations in an effort to upgrade the quality of the portfolio. There are many great companies that were previously too expensive to purchase that are now selling at more attractive prices. Going forward, TCW will continue to use reasoned, analytical research to identify what it believes to be the best growth companies around which to build the Portfolio.

MONEY MARKET PORTFOLIO

As of December 31, 2000, the Money Market Portfolio had net assets in excess of $120 million, with an average life of 56 days. For the 12-month period ended December 31, 2000, the Portfolio's Class X shares returned 5.98 percent. For the seven-day period ended December 31, 2000, the Portfolio's Class X shares provided an effective yield of 6.26 percent and a current yield of
6.08 percent, while its 30-day moving average yield for December was
6.13 percent.

Yields available from money-market securities reached their highest levels in recent years during the third calendar quarter of 2000, then declined moderately in the fourth quarter. By December, it became clear that the pace of economic activity was slowing significantly from the robust rates achieved during the first three quarters. Yield levels began to fall in anticipation of future reductions

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

in the Federal Open Market Committee's target rate for federal funds. In fact, on January 3, 2001, the committee announced what could potentially be the first of a series of cuts in the federal funds rate, lowering it from 6.50 percent to
6.00 percent.

On December 31, 2000, approximately 71 percent of the Portfolio was invested in high-quality commercial paper, 18 percent in federal agency and U.S. Treasury obligations and the remaining 11 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 86 percent of the Portfolio's holdings were due to mature in less than four months. Therefore, we believe that the Portfolio is well positioned for stability of value with a very high degree of liquidity.*

As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

We expect the pace of economic activity to be significantly slower during the first six months of 2001 than it was in the first half of 2000, and somewhat slower than in the second half of 2000. Because the Index of Leading Economic Indicators produced negative readings for most of the second half of 2000, we anticipate that the Fed will take further steps to reduce short-term interest rates during the first half of 2001. Consequently, the net yield results that can be achieved for the first half of 2001 are likely to be lower than those realized during the preceding six months.

* An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

For the 12-month period ended
December 31, 2000, the North
American Government Securities
Portfolio produced a total return
of 6.66 percent versus
9.09 percent for the Lehman
Brothers (1-5 Year) U.S.
Government Index. The
accompanying chart compares the
Portfolio's performance to that
of the Lehman Index.

As of December 31, 2000,
100 percent of the Portfolio's
assets were invested in the
United States. The Portfolio's
sub-advisor, TCW Investment
Management Company (TCW),
continues to emphasize
high-quality mortgage-backed
securities, including various
types of AAA-rated collateralized
mortgage obligations (CMOs),
pass-through securities and
adjustable-rate mortgages (ARMs).
The Portfolio is currently on the
sidelines with respect to
investing in both the Mexican and
Canadian markets. TCW continues
to monitor those sectors for investment opportunities that it believes are attractive relative to those in the United States.

TCW's outlook for the mortgage sector is favorable. According to the Portfolio's sub-advisor, this asset class has far less exposure to economic slowdowns than the credit sectors, because of U.S. government or agency guarantees. TCW anticipates that more money will flow into mortgage-backed securities in the months ahead as managers attempt to minimize credit risk and avoid low Treasury yields. These factors all promote a positive investment environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: NORTH AMERICAN GOVERNMENT SECURITIES -- CLASS X SHARES ($ in Thousands)

              FUND     LEHMAN(3)
Nov. 1994     $10,000    $10,000
Nov. 1994     $10,020    $10,000
Dec. 1994     $10,061    $10,022
Mar. 1995     $10,182    $10,404
Jun. 1995     $10,349    $10,814
Sep. 1995     $10,503    $10,975
Dec. 1995     $10,705    $11,291
Mar. 1996     $10,711    $11,281
Jun. 1996     $10,764    $11,377
Sep. 1996     $10,952    $11,571
Dec. 1996     $11,171    $11,810
Mar. 1997     $11,235    $11,851
Jun. 1997     $11,462    $12,144
Sep. 1997     $11,713    $12,416
Dec. 1997     $11,831    $12,651
Mar. 1998     $11,941    $12,837
Jun. 1998     $12,097    $13,050
Sep. 1998     $12,263    $13,549
Dec. 1998     $12,337    $13,618
Mar. 1999     $12,467    $13,656
Jun. 1999     $12,530    $13,689
Sep. 1999     $12,649    $13,848
Dec. 1999     $12,756    $13,885
Mar. 2000     $12,914    $14,073
Jun. 2000     $13,096    $14,323
Sep. 2000     $13,330    $14,674
Dec. 2000  $13,606(2)    $15,148

AVERAGE ANNUAL TOTAL RETURNS
                                           SINCE INCEP-
1 YEAR                         5 YEARS             TION
6.66%(1)                      4.91%(1)         5.14%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

UTILITIES PORTFOLIO

For the 12-month period ended
December 31, 2000, the Utilities
Portfolio's Class X shares
produced a total return of
-1.91 percent versus
-9.10 percent for the S&P 500
Index. While the Portfolio
outperformed the overall market
on a relative basis during the
year, its overweighted allocation
to the telecommunications sector
during much of 2000 was the
primary contributor to the
Portfolio's absolute return for
the year. The accompanying chart
compares the Portfolio's
performance to that of the
S&P 500 Index.

The electric power sector
experienced a dramatic resurgence
during the 12-month period under
review as investors favored the
group's defensive appeal as well
as its accelerating earnings
growth profile and successful
diversification efforts. In
addition, independent power
producers benefited from a rising
demand for power, resulting in
their posting exceptionally
strong returns during the
calendar year. The global telecommunications sector posted disappointing performance results during the fiscal year, following its strong performance in 1999. Various issues ranging from increased competition in voice long distance to the extent of future telecom equipment spending resulted in the group's lackluster performance during much of 2000. Toward the end of the year, however, a modest recovery ensued among some telecom companies, including the Regional Bells, which continue to see strong data and wireless growth. In addition, these companies should benefit in the months ahead, because they typically

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: UTILITIES -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994     $10,020      $9,772
Dec. 1994     $10,065      $9,916
Mar. 1995     $10,508     $10,881
Jun. 1995     $11,128     $11,918
Sep. 1995     $12,124     $12,865
Dec. 1995     $12,888     $13,639
Mar. 1996     $13,072     $14,371
Jun. 1996     $13,621     $15,015
Sep. 1996     $13,298     $15,480
Dec. 1996     $13,981     $16,769
Mar. 1997     $13,729     $17,220
Jun. 1997     $15,031     $20,224
Sep. 1997     $16,102     $21,738
Dec. 1997     $17,679     $22,362
Mar. 1998     $19,996     $25,479
Jun. 1998     $19,786     $26,320
Sep. 1998     $18,602     $23,707
Dec. 1998     $21,609     $28,752
Mar. 1999     $21,918     $30,184
Jun. 1999     $24,729     $32,311
Sep. 1999     $24,475     $30,295
Dec. 1999     $31,056     $34,801
Mar. 2000     $35,987     $35,598
Jun. 2000     $32,123     $34,653
Sep. 2000     $32,899     $34,317
Dec. 2000  $30,463(2)     $31,634

AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE INCEP-
                                 1 YEAR    5 YEARS             TION
CLASS X                       -1.91%(1)  18.77%(1)        19.88%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

outperform in a slowing economic environment. The natural gas sector benefited from increased demand during 2000 as well as from strong growth among such new ventures as gas marketing and power generation.

The electric utility industry faced a regional energy shortfall at the end of 2000, as California's deregulation plan showed its structural weakness. These events led to deteriorating financial conditions for the major California-based electric companies. Thus far, this situation has had little effect on the Portfolio's performance, given its limited exposure to these California-based electric companies (less than 1 percent of total assets). While it may take some time for the crisis to subside, we believe that the condition will ultimately be resolved.

On December 31, 2000, 90 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within this equity component, 41 percent was allocated to electric power, 41 percent to telecommunications and 18 percent to natural gas and other securities. Adding a further degree of diversification to the Portfolio was its international holdings (11 percent of its net assets), which focused on the telecommunications sector. The Portfolio's high-quality fixed-income component accounted for 5 percent of net assets, with the remainder held in cash and cash equivalents.

New positions added to the Portfolio during the second half of 2000 included Beacon Power, Vivendi, Marconi, Chevron, Capstone Turbine Corporation and Orion Power.

Going forward, the Portfolio will continue to invest prudently while seeking to provide competitive returns by maintaining a well-diversified, high-quality portfolio of energy and communications companies. We will continue to focus on companies with clearly defined growth strategies that enjoy strong product demand and have solid earnings visibility. Furthermore, in an effort to capitalize on several attractively valued growth opportunities, both within the United States and abroad, we anticipate expanding the Portfolio's telecommunications component modestly, while maintaining a healthy complement of electric power and natural gas equities.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

VALUE-ADDED MARKET PORTFOLIO

For the 12-month period ended
December 31, 2000, Value-Added
Market Portfolio's Class X shares
produced a total return of
11.98 percent, compared to
-9.10 percent for the S&P 500.
The accompanying chart compares
the Portfolio's performance to
that of the S&P 500 Index.

The Portfolio invests in
substantially all the stocks
included in the S&P 500. Unlike
the index, however, the Portfolio
weights all the stock positions
equally, thereby emphasizing the
stocks of small- and mid-cap
companies. These stocks have
historically outperformed
large-cap companies over the long
term, though in recent years
large-cap stocks have
significantly outpaced small
caps. The Portfolio is
overweighted in the cyclical and
utilities sectors and
underweighted in health care and
technology relative to the
capitalization-weighted S&P 500.
Consequently, the Portfolio
significantly outperformed the
market for the period under
review, buoyed by the strong
performance of such sectors as utilities, financials and energy and helped by its underweighting in the hard-hit technology sector.

With the increased likelihood that the Fed will implement a series of interest-rate cuts resulting in higher levels of liquidity during 2001, we believe the outlook for U.S. equities currently appears favorable. Lower interest rates could potentially fuel higher returns for the more interest-sensitive large-cap stocks. However, the market's reaction to the Fed's change in bias remains to be seen. If investors continue to focus on such traditional valuation measures as earnings, cash flow and financial flexibility, value stocks may continue to outperform the market in 2001, as they did during the second half of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: VALUE-ADDED --CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,830      $9,772
Dec. 1994      $9,924      $9,916
Mar. 1995     $10,752     $10,881
Jun. 1995     $11,483     $11,918
Sep. 1995     $12,157     $12,865
Dec. 1995     $12,617     $13,639
Mar. 1996     $13,343     $14,371
Jun. 1996     $13,765     $15,015
Sep. 1996     $14,051     $15,480
Dec. 1996     $14,861     $16,769
Mar. 1997     $15,075     $17,220
Jun. 1997     $17,086     $20,224
Sep. 1997     $18,744     $21,738
Dec. 1997     $18,743     $22,362
Mar. 1998     $21,028     $25,479
Jun. 1998     $20,834     $26,320
Sep. 1998     $17,959     $23,707
Dec. 1998     $21,028     $28,752
Mar. 1999     $21,273     $30,184
Jun. 1999     $24,047     $32,311
Sep. 1999     $21,944     $30,295
Dec. 1999     $23,583     $34,801
Mar. 2000     $23,578     $35,598
Jun. 2000     $23,443     $34,653
Sep. 2000     $24,995     $34,317
Dec. 2000  $26,408(2)     $31,634

AVERAGE ANNUAL TOTAL RETURNS
                                                       SINCE INCEP-
                                 1 YEAR    5 YEARS             TION
CLASS X                       11.98%(1)  15.92%(1)        17.12%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2000 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

LOOKING AHEAD

We believe that economic growth will be weaker in the early part of 2001. As a result, we expect that the Federal Reserve Board will continue to lower interest rates during the first half of the year. However, this easing of interest rates may take longer than usual to have a positive impact on the economy, because corporate debt levels need to decline and excess inventories must be reduced.

We appreciate your ongoing support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[SIGNATURE]                                  [SIGNATURE]
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                        PRESIDENT

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FUND PERFORMANCE DECEMBER 31, 2000

________________________AVERAGE ANNUAL TOTAL RETURNS (1)________________________

                               SINCE
  CLASS Y                    INCEPTION
  -------                    ---------
  American Opportunities...   (4.48 )%

  Balanced Growth..........   10.55

  Developing Growth........  (13.06 )

  Diversified Income.......   (4.68 )

  Dividend Growth..........   13.02

  Global Equity............   (8.54 )

  Growth...................  (18.83 )

  Mid-Cap Equity...........  (36.83 )

  Money Market.............    2.58

  Utilities................   (7.26 )

  Value-Added Market.......   10.57

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 -----------------
  (1) Figures shown assume reinvestment of all distributions for the underlying fund based on net asset value (NAV). They do not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (71.5%)
           BANKING (3.8%)
 $ 1,200   Chase Manhattan Corp. (The)............         6.57%                  04/16/01            $  1,177,138
   2,000   Morgan (J.P.) & Co. Inc................         6.66                   01/10/01               1,995,997
   1,425   State Street Corp......................         6.47                   03/19/01               1,405,143
                                                                                                      ------------
                                                                                                         4,578,278
                                                                                                      ------------
           DATA PROCESSING SERVICES (2.1%)
   2,600   First Data Corp........................      6.56 - 6.57           01/30/01-02/06/01          2,583,956
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (1.2%)
   1,500   Ford Motor Credit Co...................         6.48                   02/21/01               1,485,867
                                                                                                      ------------
           FINANCE - CONSUMER (7.7%)
   4,000   American Express Credit Corp...........      6.10 - 6.34          03/21/01 - 05/25/01         3,923,614
   5,400   New Center Asset Trust.................      6.23 - 6.67          02/05/01 - 04/19/01         5,342,369
                                                                                                      ------------
                                                                                                         9,265,983
                                                                                                      ------------
           FINANCE - CORPORATE (5.4%)
   3,750   CIT Group Inc..........................      6.48 - 6.63          01/12/01 - 02/23/01         3,726,299
   2,753   Ciesco, L.P............................      6.60 - 6.62          01/04/01 - 01/26/01         2,743,526
                                                                                                      ------------
                                                                                                         6,469,825
                                                                                                      ------------
           FINANCE/RENTAL/LEASING (1.9%)
   2,265   International Lease Finance Corp.......      6.49 - 6.56          02/09/01 - 03/05/01         2,242,945
                                                                                                      ------------
           FINANCIAL CONGLOMERATES (9.3%)
   5,560   Associates Corp. of North America......      6.65 - 6.69          01/18/01 - 01/24/01         5,537,775
   5,715   General Electric Capital Corp..........      6.67 - 7.13          01/16/01 - 02/06/01         5,690,682
                                                                                                      ------------
                                                                                                        11,228,457
                                                                                                      ------------
           INTERNATIONAL BANKS (33.8%)
   2,840   Abbey National North America Corp......         6.63                   01/25/01               2,826,524
   2,000   Canadian Imperial Holdings Inc.........         6.61                   02/14/01               1,983,466
   3,625   CBA (Del)
             Finance Inc..........................      6.60 - 6.61          02/08/01 - 02/20/01         3,594,757
   2,050   Cregem North America Inc...............         6.72                   01/16/01               2,043,679
   5,975   Deutsche Bank Financial Inc............      6.55 - 6.68          01/08/01 - 05/01/01         5,912,606

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
 $ 2,960   Dresdner U.S. Finance Inc..............         6.63%             01/02/01 - 02/13/01      $  2,945,094
   5,830   Halifax PLC............................      6.45 - 6.71          01/05/01 - 03/08/01         5,791,179
   2,860   KFW International Finance Inc..........      6.48 - 6.64          01/04/01 - 03/23/01         2,845,584
   1,800   Royal Bank of Canada...................         6.61                   02/13/01               1,785,330
   5,735   Societe Generale N.A. Inc..............      6.29 - 6.61          02/02/01 - 03/15/01         5,674,624
   5,490   UBS Finance (Del) LLC..................      6.32 - 6.66          01/02/01 - 04/18/01         5,445,919
                                                                                                      ------------
                                                                                                        40,848,762
                                                                                                      ------------
           INVESTMENT BANKS/BROKERS (4.7%)
   5,780   Goldman Sachs Group Inc................      6.52 - 6.67          01/09/01 - 02/15/01         5,750,465
                                                                                                      ------------
           PHARMACEUTICALS: MAJOR (1.6%)
   2,000   Merck & Co., Inc.......................         6.57                   01/31/01               1,988,444
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (COST $86,442,982).......................................................................    86,442,982
                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (7.7%)
   2,275   Chase Manhattan Bank (USA) N.A.........         6.68                   01/22/01               2,275,000
   2,500   Firstar Bank N.A.......................         6.66                   01/09/01               2,500,000
   2,000   Fleet National Bank....................         6.63                   01/25/01               2,000,000
   2,500   Suntrust Bank, Atlanta.................         6.59                   04/05/01               2,500,000
                                                                                                      ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (COST $9,275,000)........................................................................     9,275,000
                                                                                                      ------------

           SHORT-TERM BANK NOTES (3.3%)
   3,000   Bank of America, N.A...................         6.67                   02/05/01               3,000,000
   1,000   La Salle Bank N.A......................         6.23                   05/21/01               1,000,000
                                                                                                      ------------

           TOTAL SHORT-TERM BANK NOTES
           (COST $4,000,000)........................................................................     4,000,000
                                                                                                      ------------

           U.S. GOVERNMENT OBLIGATION (0.8%)
   1,000   U.S. Treasury Bills
             (COST $985,933)......................         5.77                   03/29/01                 985,933
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (17.6%)
 $ 2,790   Federal Home Loan Banks................         6.46%                  04/16/01            $  2,737,757
   1,500   Federal Home Loan Mortgage Corp........         6.54                   02/01/01               1,491,241
  17,448   Federal National Mortgage Assoc........      5.99 - 7.18          01/11/01 - 06/14/01        17,103,050
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (COST $21,332,048).......................................................................    21,332,048
                                                                                                      ------------

TOTAL INVESTMENTS
(COST $122,035,963) (a)...................................................................  100.9%    122,035,963

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.9)     (1,088,034)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 120,947,929
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 PRINCIPAL
 AMOUNT IN                                                         COUPON         MATURITY
 THOUSANDS                                                          RATE            DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (19.6%)
             U.S. Treasury Note
$      500   ..................................................       5.375%      06/30/03      $  502,915
       500   ..................................................       5.625       12/31/02         504,315
       500   ..................................................       5.875       10/31/01         501,075
                                                                                                ----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (COST $1,514,746)................................................................   1,508,305
                                                                                                ----------

             MORTGAGE-BACKED SECURITIES (42.4%)
       203   Federal Home Loan Mortgage Corp...................       8.483       04/01/26         205,797
             Federal Home Loan Mortgage Corp. PC Gold
       158   ..................................................       7.00        09/01/17         158,296
       306   ..................................................       7.00        02/01/28         306,994
        32   ..................................................       7.50        05/01/11          32,517
        62   ..................................................       7.50        06/01/11          63,745
        50   ..................................................       7.50        08/01/11          51,234
             Federal National Mortgage Assoc.
        21   ..................................................       6.50        07/01/02          20,790
        24   ..................................................       7.00        06/01/02          24,139
        44   ..................................................       7.00        01/01/03          44,728
       502   ..................................................       7.00        07/01/03         509,045
       568   ..................................................       7.457       11/01/25         579,302
        59   ..................................................       7.75        01/01/22          59,892
        69   ..................................................       7.829       12/01/26          70,423
        73   ..................................................       7.942       03/01/27          74,138
       379   ..................................................       8.022       12/01/27         378,664
         4   ..................................................       8.42        09/01/26           3,871
         5   ..................................................       8.475       05/01/27           5,539
         3   ..................................................       8.575       07/01/24           2,975
         2   ..................................................       8.60        04/01/27           2,227
             Government National Mortgage Assoc. II
        56   ..................................................       7.375       02/20/23          56,396
        25   ..................................................       7.375       06/20/25          24,779
        21   ..................................................       7.375       01/20/26          21,029
        20   ..................................................       7.375       05/20/26          19,779
       354   ..................................................       7.50        12/20/28         358,520
        89   ..................................................       7.75        07/20/27          89,326
        88   ..................................................       7.75        08/20/27          88,993
                                                                                                ----------

             TOTAL MORTGAGE-BACKED SECURITIES
             (COST $3,264,922)................................................................   3,253,138
                                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON        MATURITY
THOUSANDS                                                           RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (37.3%)
             U.S. GOVERNMENT AGENCIES (a) (33.1%)
$      500   Federal Agricultural Mortgage Corp................       6.45 %      01/05/01      $  499,642
       442   Federal Farm Credit Bank..........................       6.40        01/02/01         441,922
       500   Federal Home Loan Banks...........................       6.43        01/03/01         499,821
     1,100   Federal Home Loan Mortgage Corp...................       6.16        01/04/01       1,099,435
                                                                                                ----------

             TOTAL U.S. GOVERNMENT AGENCIES
             (COST $2,540,820)................................................................   2,540,820
                                                                                                ----------

             REPURCHASE AGREEMENT (4.2%)
       320   The Bank of New York (dated 12/29/00; proceeds
               $319,690) (b)
               (COST $319,557).................................       3.75        01/02/01         319,557
                                                                                                ----------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $2,860,377)................................................................
                                                                                                 2,860,377
                                                                                                ----------

TOTAL INVESTMENTS
(COST $7,640,045) (c).......................................................................   99.3%    7,621,820

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    0.7        54,858
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 7,676,678
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $304,199 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $325,953.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,541 and the aggregate gross unrealized depreciation is $24,766, resulting in net unrealized depreciation of $18,225.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (88.1%)
              FOREIGN (24.9%)
              AUSTRALIA (0.0%)
              CABLE/SATELLITE TV
$      1,300  Australis Holdings Property Ltd. (a)..............  15.00++%          11/01/02           $       130
           3  Australis Media Ltd. (a) (c)......................  15.75            05/15/03                     33
                                                                                                       -----------

              TOTAL AUSTRALIA........................................................................          163
                                                                                                       -----------

              CANADA (2.3%)
              BEVERAGES-NON-ALCOHOLIC (0.5%)
         500  Sparkling Spring Water............................  11.50            11/15/07                305,000
                                                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.8%)
         600  MDC Communication Corp............................  10.50            12/01/06                546,000
                                                                                                       -----------
              ELECTRONICS/APPLIANCES (0.0%)
         750  International Semi-Tech
                Microelectronics, Inc. (a)......................  11.50++          08/15/03                  7,500
                                                                                                       -----------
              FOREIGN GOVERNMENT OBLIGATION (0.8%)
  CAD    850  Government of Canada (b)..........................   5.50            09/01/02                568,685
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.2%)
$        200  Worldwide Fiber Inc...............................  12.00            08/01/09                152,000
                                                                                                       -----------

              TOTAL CANADA...........................................................................    1,579,185
                                                                                                       -----------

              DENMARK (1.8%)
              FOREIGN GOVERNMENT OBLIGATION
 DKK  10,000  Kingdom of Denmark (b)............................   8.00            11/15/01              1,290,697
                                                                                                       -----------

              FINLAND (2.0%)
              FOREIGN GOVERNMENT OBLIGATION
  GBP    900  Republic of Finland (b)...........................   8.00            04/07/03              1,405,406
                                                                                                       -----------

              GERMANY (6.3%)
              FOREIGN GOVERNMENT OBLIGATION
 EUR   4,500  German Government.................................   6.00            09/15/03              4,400,815
                                                                                                       -----------

              NETHERLANDS (7.3%)
              FOREIGN GOVERNMENT OBLIGATIONS (7.1%)
 EUR   1,500  Netherlands Government Bond.......................   8.50%           03/15/01              1,422,044
       2,250  Netherlands Government Bond (b)...................   5.75            09/15/02              2,158,711

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
  GBP    900  BK Nederlandse Gemeenten (b)......................   7.00%           12/20/02            $ 1,375,784
                                                                                                       -----------
                                                                                                         4,956,539
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.2%)
$        200  Versatel Telecom International NV.................  13.25            05/15/08                126,000
                                                                                                       -----------

              TOTAL NETHERLANDS......................................................................    5,082,539
                                                                                                       -----------

              NORWAY (1.9%)
              FOREIGN GOVERNMENT OBLIGATION
 NOK  11,430  Norway Government Bond (b)........................   9.50            10/31/02              1,362,390
                                                                                                       -----------

              SWEDEN (2.3%)
              FOREIGN GOVERNMENT OBLIGATION
 SEK  15,000  Swedish Government Bond (b).......................   5.50            04/12/02              1,615,606
                                                                                                       -----------

              UNITED KINGDOM (1.0%)
              CELLULAR TELEPHONE (0.1%)
$        600  Dolphin Telecom PLC...............................  14.00++          05/15/09                 66,000
                                                                                                       -----------
              FINANCIAL CONGLOMERATES (0.9%)
  GBP    400  Abbey National Treasury Service (b)...............   7.125           03/14/01                599,102
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
$        200  Esprit Telecom Group PLC..........................  11.50            12/15/07                  6,000
         400  Esprit Telecom Group PLC..........................  10.875           06/15/08                 12,000
                                                                                                       -----------
                                                                                                            18,000
                                                                                                       -----------

              TOTAL UNITED KINGDOM...................................................................      683,102
                                                                                                       -----------

              TOTAL FOREIGN
              (COST $19,810,340).....................................................................   17,419,903
                                                                                                       -----------

              UNITED STATES (63.2%)
              CORPORATE BONDS (27.7%)
              ADVERTISING/MARKETING SERVICES (0.3%)
         300  Interep National Radio Sales Inc..................  10.00%           07/01/08                222,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE (0.5%)
$        200  Loral Space & Communications Ltd..................   9.50%           01/15/06            $   134,000
         300  Sabreliner Corp. - 144A*..........................  11.00            06/15/08                241,500
                                                                                                       -----------
                                                                                                           375,500
                                                                                                       -----------
              BROADCAST/MEDIA (0.4%)
         400  Tri-State Outdoor Media Group, Inc................  11.00            05/15/08                304,000
                                                                                                       -----------
              BROADCASTING (0.8%)
         500  STC Broadcasting Inc..............................  11.00            03/15/07                450,000
         200  XM Satellite Radio Holdings Inc. (Units)++
                (Class A).......................................  14.00            03/15/10                106,000
                                                                                                       -----------
                                                                                                           556,000
                                                                                                       -----------
              CABLE/SATELLITE TV (0.1%)
         300  Knology Holdings Inc..............................  11.875++          10/15/07                60,000
                                                                                                       -----------
              CASINO/GAMBLING (1.5%)
       1,200  Aladdin Gaming Holdings/Capital Corp. LLC
                (Series B)......................................  13.50++          03/01/10                510,000
         850  Fitzgeralds Gaming Corp. (Series B) (c)...........  12.25            12/15/04                510,000
                                                                                                       -----------
                                                                                                         1,020,000
                                                                                                       -----------
              CELLULAR TELEPHONE (1.9%)
         200  Dobson/Sygnet Communications......................  12.25            12/15/08                197,000
         500  McCaw International Ltd...........................  13.00++          04/15/07                320,000
         300  Nextel Communications, Inc........................  10.65++          09/15/07                235,500
         300  Tritel PCS Inc....................................  12.75++          05/15/09                204,750
         500  Triton Communications LLC.........................  11.00++          05/01/08                395,000
                                                                                                       -----------
                                                                                                         1,352,250
                                                                                                       -----------
              COMMERCIAL PRINTING/FORMS (0.0%)
         300  Premier Graphics Inc. (c).........................  11.50            12/01/05                 21,000
                                                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.8%)
         200  Anacomp, Inc. (Series B) (c)......................  10.875           04/01/04                 26,000
         100  Anacomp, Inc. (Series D) (c)......................  10.875           04/01/04                 13,000
         500  Comforce Operating, Inc...........................  12.00%           12/01/07                260,000
         300  Muzak LLC.........................................   9.875           03/15/09                262,500
                                                                                                       -----------
                                                                                                           561,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              CONTAINERS/PACKAGING (1.2%)
$        325  Berry Plastics Corp...............................  12.25%           04/15/04            $   273,000
         735  Envirodyne
                Industries, Inc.................................  10.25            12/01/01                565,950
                                                                                                       -----------
                                                                                                           838,950
                                                                                                       -----------
              DIVERSIFIED MANUFACTURING (0.8%)
         300  Eagle-Picher Industries, Inc......................   9.375           03/01/08                207,000
         200  Jordan Industries, Inc............................  10.375           08/01/07                170,000
         325  Jordan Industries, Inc. (Series B)................  11.75++          04/01/09                162,500
                                                                                                       -----------
                                                                                                           539,500
                                                                                                       -----------
              DRUGSTORE CHAINS (0.1%)
         300  Rite Aid Corp.....................................   7.70            02/15/27                 82,500
                                                                                                       -----------
              ELECTRONICS/APPLIANCES (0.9%)
         710  Windmere-Durable Holdings, Inc....................  10.00            07/31/08                603,500
                                                                                                       -----------
              ELECTRONIC DISTRIBUTORS (0.0%)
         400  CHS Electronics, Inc. (a) (c).....................   9.875           04/15/05                  8,000
                                                                                                       -----------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.3%)
         300  High Voltage Engineering, Inc.....................  10.75            08/15/04                195,000
                                                                                                       -----------
              ENGINEERING AND CONSTRUCTION (0.5%)
         400  Metromedia Fiber Network..........................  10.00            11/15/08                340,000
                                                                                                       -----------
              ENVIRONMENTAL SERVICES (0.5%)
         350  Allied Waste North America, Inc...................  10.00            08/01/09                329,000
                                                                                                       -----------
              FINANCIAL CONGLOMERATES (1.7%)
  GBP    800  General Electric Capital Corp. (b)................   6.625           03/16/01              1,196,968
                                                                                                       -----------
              FOOD DISTRIBUTORS (0.5%)
$        300  Fleming Companies, Inc. (Series B)................  10.625           07/31/07                205,500
         200  Volume Services of America Inc....................  11.25            03/01/09                174,000
                                                                                                       -----------
                                                                                                           379,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.2%)
$        250  Big V Supermarkets, Inc. (Series B) (c)...........  11.00%           02/15/04            $    62,500
         237  Pueblo Xtra International, Inc. (Series C)........   9.50            08/01/03                104,280
                                                                                                       -----------
                                                                                                           166,780
                                                                                                       -----------
              FOOD: SPECIALTY/CANDY (0.0%)
       1,839  SFAC New Holdings Inc. (d)........................  13.00++          06/15/09                 18,391
                                                                                                       -----------
              HOTELS/RESORTS (0.2%)
         300  Epic Resorts LLC (Series B).......................  13.00            06/15/05                 89,999
         299  Resort At Summerlin (Series B) (a) (c)............  13.00            12/15/07                 29,927
                                                                                                       -----------
                                                                                                           119,926
                                                                                                       -----------
              INDUSTRIAL SPECIALTIES (1.3%)
         200  Cabot Safety Corp.................................  12.50            07/15/05                198,250
         200  Indesco International Inc. (c)....................   9.75            04/15/08                 38,000
         550  International Wire Group, Inc. (Series B).........  11.75            06/01/05                536,250
         250  Outsourcing Services Group, Inc. (Series B).......  10.875           03/01/06                157,500
                                                                                                       -----------
                                                                                                           930,000
                                                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.1%)
         400  Globix Corp.......................................  12.50            02/01/10                160,000
         200  PSINet Inc........................................  11.00            08/01/09                 56,000
                                                                                                       -----------
                                                                                                           216,000
                                                                                                       -----------
              MEDICAL SPECIALTIES (0.6%)
         600  Mediq Inc./PRN Life Support Services Inc. (c).....  11.00            06/01/08                  6,000
         600  Universal Hospital Services, Inc..................  10.25            03/01/08                408,000
                                                                                                       -----------
                                                                                                           414,000
                                                                                                       -----------
              MEDICAL/NURSING SERVICES (0.5%)
         500  Pediatric Services of America, Inc. (Series A)....  10.00            04/15/08                360,000
                                                                                                       -----------
              OFFICE EQUIPMENT/SUPPLIES (0.6%)
         700  Mosler, Inc.......................................  11.00            04/15/03                385,000
                                                                                                       -----------
              OTHER CONSUMER SPECIALTIES (0.7%)
         700  Samsonite Corp....................................  10.75            06/15/08                465,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              RESTAURANTS (0.5%)
$        550  FRD Acquisition Corp. (Series B)..................  12.50%           07/15/04            $   198,000
         200  Friendly Ice Cream Corp...........................  10.50            12/01/07                116,000
                                                                                                       -----------
                                                                                                           314,000
                                                                                                       -----------
              RETAIL - SPECIALTY (0.7%)
         200  Pantry, Inc.......................................  10.25            10/15/07                187,000
         300  Petro Stopping Centers L.P........................  10.50            02/01/07                247,500
                                                                                                       -----------
                                                                                                           434,500
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (3.0%)
         600  Birch Telecom Inc.................................  14.00            06/15/08                360,000
         300  DTI Holdings Inc. (Series B)......................  12.50++          03/01/08                 84,000
       1,700  Firstworld Communications, Inc....................  13.00++          04/15/08                195,500
         200  McLeodUSA, Inc....................................  12.00            07/15/08                203,000
         250  McLeodUSA, Inc....................................  11.50            05/01/09                248,750
         300  Pac-West Telecomm Inc. (Series B).................  13.50            02/01/09                249,000
         300  Primus Telecommunications Group, Inc..............  11.75            08/01/04                 84,000
          60  Primus Telecommunications Group, Inc..............  12.75            10/15/19                 16,800
         300  Primus Telecommunications Group, Inc..............   9.875           05/15/08                 84,000
         500  Viatel Inc........................................  11.25            04/15/08                155,000
         100  Viatel Inc........................................  11.50            03/15/09                 31,000
         600  World Access, Inc. (d)............................  13.25            01/15/08                408,000
                                                                                                       -----------
                                                                                                         2,119,050
                                                                                                       -----------
              TELECOMMUNICATIONS (2.6%)
         400  Covad Communications Group, Inc...................  12.50            02/15/09                108,000
         800  e. Spire Communications, Inc......................  13.75            07/15/07                304,000
         300  Focal Communications Corp. (Series B).............  12.125++          02/15/08               132,000
         200  Hyperion Telecommunication, Inc. (Series B).......  12.25            09/01/04                160,000
         400  In-Flight Phone Corp. (Series B) (a) (c)..........  14.00            05/15/02                 20,000
         200  Level 3 Communications, Inc.......................   9.125%          05/01/08                162,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
$        200  MGC Communications Inc............................  13.00%           04/01/10            $    92,000
         150  NextLink Communications LLC.......................  12.50            04/15/06                135,000
         250  NextLink Communications LLC.......................  10.75            06/01/09                206,250
         500  Rhythms Netconnections, Inc.......................  12.75            04/15/09                140,000
         200  Startec Global Communications Corp................  12.00            05/15/08                120,000
         300  Talton Holdings, Inc. (Series B)..................  11.00            06/30/07                219,000
                                                                                                       -----------
                                                                                                         1,798,250
                                                                                                       -----------
              TELECOMMUNICATIONS EQUIPMENT (2.2%)
         400  SBA Communications Corp...........................  12.00            03/01/08                308,000
       2,000  Spectrasite Holdings Inc..........................  12.00            07/15/08              1,200,000
                                                                                                       -----------
                                                                                                         1,508,000
                                                                                                       -----------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
         200  J.B. Poindexter & Co., Inc........................  12.50            05/15/04                180,000
                                                                                                       -----------
              WIRELESS COMMUNICATIONS (1.4%)
       1,000  Advanced Radio Telecom Corp.......................  14.00            02/15/07                380,000
         100  Arch Escrow Corp..................................  13.75            04/15/08                 35,000
       1,800  CellNet Data Systems, Inc. (a) (c)................  14.00++          10/01/07                  9,000
         150  Globalstar LP/ Capital Corp.......................  11.50            06/01/05                 18,750
         300  Orbcomm Global LP/ Capital Corp. (c)..............  14.00            08/15/04                 30,000
         400  USA Mobile Communications Holdings, Inc...........  14.00            11/01/04                200,000
         200  Winstar Communications, Inc.......................  14.75++          04/15/10                 62,000
         350  Winstar Communications, Inc.......................  12.75            04/15/10                245,000
                                                                                                       -----------
                                                                                                           979,750
                                                                                                       -----------

              TOTAL CORPORATE BONDS
              (COST $32,534,040).....................................................................   19,394,315
                                                                                                       -----------

              MORTGAGE-BACKED SECURITIES (27.5%)
         301  Federal Home Loan Mortgage Corp. (0.4%)...........   7.00%           06/01/04                304,550
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              Federal National Mortgage Assoc. (9.0%)
$      2,385  ..................................................   6.00%      02/01/11 - 11/01/28      $ 2,316,954
       2,056  ..................................................   6.50       04/01/12 - 04/01/26        2,034,829
       1,765  ..................................................   7.00            08/01/25              1,766,118
         151  ..................................................   8.00            07/01/26                154,111
                                                                                                       -----------
                                                                                                         6,272,012
                                                                                                       -----------
              Government National Mortgage Assoc. (18.1%)
       4,370  ..................................................   6.00            07/15/28              4,241,618
       5,192  ..................................................   6.50       03/15/24 - 04/20/28        5,132,648
       1,429  ..................................................   7.00            09/15/22              1,434,392
       1,457  ..................................................   7.50            07/15/26              1,480,275
         364  ..................................................   8.00            06/15/26                372,722
                                                                                                       -----------
                                                                                                        12,661,655
                                                                                                       -----------

              TOTAL MORTGAGE-BACKED SECURITIES
              (COST $19,195,418).....................................................................  $19,238,217
                                                                                                       -----------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS (8.0%)
         500  Federal Home Loan Banks (0.7%)....................   5.53            01/15/03                499,200
                                                                                                       -----------
         500  Federal National Mortgage Assoc. (b) (3.4%).......   5.60            02/02/01                499,620
  AUD    760  ..................................................   6.50            07/10/02                428,444
 GBP   1,000  ..................................................   6.875           06/07/02              1,518,581
                                                                                                       -----------
                                                                                                         2,446,645
                                                                                                       -----------
$      3,000  Resolution Funding Corp. (b) (3.2%)...............   0.00       01/15/05 - 07/15/07        2,220,700
                                                                                                       -----------
         500  U.S. Treasury Notes (0.7%)........................   6.25            08/31/02                507,575
                                                                                                       -----------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $5,217,664)......................................................................    5,674,120
                                                                                                       -----------

              TOTAL UNITED STATES
              (COST $56,947,122).....................................................................   44,306,652
                                                                                                       -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (COST $76,757,462).....................................................................   61,726,555
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (e) (0.1%)
           APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166  County Seat Stores, Inc. (d)............................................................  $       451
                                                                                                     -----------
           CASINO/GAMING (0.0%)
      787  Fitzgerald Gaming Corp. (Class D)*......................................................            1
                                                                                                     -----------
           FOODS: SPECIALTY/CANDY (0.0%)
      100  SFAC New Holdings Inc. (d)*.............................................................           25
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.0%)
   34,888  Raintree Healthcare Corp. (d)...........................................................          314
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
    2,666  Versatel Telecom International NV (Netherlands) (d).....................................       22,994
    1,885  World Access, Inc. (d)..................................................................        4,536
                                                                                                     -----------
                                                                                                          27,530
 .........
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.0%)
   35,466  FWT Inc. (Class A)......................................................................          355
                                                                                                     -----------
           TEXTILES (0.0%)
   11,192  United States Leather, Inc. (d).........................................................          112
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (0.1%)
   95,093  Arch Wireless, Inc. (d).................................................................       59,433
   13,548  Vast Solutions Inc. (d).................................................................          135
                                                                                                     -----------
                                                                                                          59,568
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $1,827,454).......................................................................       88,356
                                                                                                     -----------

           NON CONVERTIBLE PREFERRED STOCK (e) (0.0%)
           TELECOMMUNICATION EQUIPMENT
  354,666  FWT, Inc. (Series A)
             (COST $962,373).......................................................................        3,547
                                                                                                     -----------

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE
---------                                                                                  ----------
           WARRANTS (e) (0.1%)
           BROADCASTING (0.0%)
      300  UIH Australia/Pacific Inc.....................................................   05/15/06           900
      200  XM Satellite Radio............................................................   03/15/10         5,000
                                                                                                       -----------
                                                                                                             5,900
                                                                                                       -----------
           CASINO/GAMING (0.0%)
    9,000  Aladdin Gaming Enterprises, Inc. - 144A*......................................   03/01/10            90
                                                                                                       -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*..............................................   04/15/07        15,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE        VALUE
------------------------------------------------------------------------------------------------------------------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*..............................................   06/15/05   $         3
      250  Resort At Summerlin - 144A*...................................................   12/15/07             2
                                                                                                       -----------
                                                                                                                 5
                                                                                                       -----------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
      500  Birch Telecom Inc. - 144A*....................................................   06/15/08        27,500
    1,500  DTI Holdings, Inc. - 144A*....................................................   03/01/08            15
    1,700  Firstworld Communications, Inc. - 144A*.......................................   04/15/08        15,300
                                                                                                       -----------
                                                                                                            42,815
                                                                                                       -----------
           TELECOMMUNICATIONS (0.0%)
      200  Startec Global Communications Corp. - 144A*...................................   05/15/08           130
                                                                                                       -----------

           TOTAL WARRANTS
           (COST $49,494)............................................................................       63,940
                                                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                                        COUPON  MATURITY
  THOUSANDS                                                         RATE     DATE
-------------                                                      ------  --------
               SHORT-TERM INVESTMENT (4.3%)
               REPURCHASE AGREEMENT
  $   3,005    The Bank of New York (dated 12/29/00; proceeds
                 $3,005,889) (f)
                 (COST $3,004,637)...............................   3.75%  01/02/01    3,004,637
                                                                                     -----------

TOTAL INVESTMENTS
(COST $82,601,420) (g).....................................................................   92.6%    64,887,035

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    7.4      5,157,919
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 70,044,954
                                                                                             -----   ------------
                                                                                             -----   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; issuer in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f) Collateralized by $2,860,232 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $3,064,770.
(g) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,799,034 and the aggregate gross unrealized depreciation is $19,513,419, resulting in net unrealized depreciation of $17,714,385.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000:

   CONTRACTS       IN EXCHANGE        DELIVERY       UNREALIZED
  TO DELIVER           FOR              DATE        DEPRECIATION
-----------------------------------------------------------------
GBP 1,850,000         $2,697,319     01/16/2001     $    (69,505)
GBP 1,000,000         $1,425,900     02/01/2001          (70,080)
                                                    ------------
      Net unrealized depreciation..............     $   (139,585)
                                                    ============

CURRENCY ABBREVIATIONS:

AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
NOK  Norwegian Krone.
SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (65.5%)
           ALUMINUM (2.4%)
  88,000   Alcoa, Inc.............................................................................  $  2,948,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
 245,000   Delphi Automotive Systems Corp.........................................................     2,756,250
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.3%)
  58,000   PepsiCo, Inc...........................................................................     2,874,625
                                                                                                    ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.5%)
  63,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,067,844
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (2.2%)
  32,000   International Business Machines Corp...................................................     2,720,000
                                                                                                    ------------
           DEPARTMENT STORES (2.4%)
  83,000   Sears, Roebuck & Co....................................................................     2,884,250
                                                                                                    ------------
           DISCOUNT STORES (2.5%)
  95,000   Target Corp............................................................................     3,063,750
                                                                                                    ------------
           ELECTRIC UTILITIES (4.9%)
  43,000   Exelon Corp............................................................................     3,019,030
  80,000   GPU, Inc...............................................................................     2,945,000
                                                                                                    ------------
                                                                                                       5,964,030
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (2.3%)
  55,005   Citigroup, Inc.........................................................................     2,808,693
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (2.3%)
  29,000   Quaker Oats Company (The)..............................................................     2,823,875
                                                                                                    ------------
           FOREST PRODUCTS (2.5%)
  60,000   Weyerhaeuser Co........................................................................     3,045,000
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (2.4%)
  38,000   Procter & Gamble Co. (The).............................................................     2,980,625
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (7.0%)
  55,000   General Electric Co....................................................................     2,636,562
  25,000   Minnesota Mining & Manufacturing Co....................................................     3,012,500
  37,000   United Technologies Corp...............................................................     2,909,125
                                                                                                    ------------
                                                                                                       8,558,187
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (2.3%)
  48,000   Electronic Data Systems Corp...........................................................     2,772,000
                                                                                                    ------------
           MAJOR BANKS (4.8%)
  65,000   Bank of America Corp...................................................................     2,981,875
 102,000   KeyCorp................................................................................     2,856,000
                                                                                                    ------------
                                                                                                       5,837,875
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR TELECOMMUNICATIONS (2.1%)
 149,000   AT&T Corp..............................................................................  $  2,579,562
                                                                                                    ------------
           MOTOR VEHICLES (4.2%)
 110,000   Ford Motor Co..........................................................................     2,578,125
  50,500   General Motors Corp....................................................................     2,572,344
                                                                                                    ------------
                                                                                                       5,150,469
                                                                                                    ------------
           OIL & GAS PIPELINES (2.4%)
  35,000   Enron Corp.............................................................................     2,909,375
                                                                                                    ------------
           OTHER METALS/MINERALS (2.4%)
  53,000   Phelps Dodge Corp......................................................................     2,958,062
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (2.5%)
  41,000   Bristol-Myers Squibb Co................................................................     3,031,438
                                                                                                    ------------
           RAILROADS (2.3%)
 110,000   CSX Corp...............................................................................     2,853,125
                                                                                                    ------------
           SEMICONDUCTORS (2.0%)
  83,000   Intel Corp.............................................................................     2,510,750
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.5%)
  66,000   Deere & Co.............................................................................     3,023,625
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $71,100,729).....................................................................    80,121,410
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (1.2%)
           CHEMICALS: SPECIALTY (0.2%)
 $   200   Praxair, Inc.
             6.90% due 11/01/06...................................................................       200,532
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.4%)
     500   IBM Corp.
             7.00% due 10/30/25...................................................................       478,245
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05...................................................................       100,473
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06...................................................................       388,304
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06..................................................................        49,891
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           PULP & PAPER (0.2%)
 $   200   Willamette Industries, Inc.
             7.85% due 07/01/26...................................................................  $    192,488
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (COST $1,460,070)......................................................................     1,409,933
                                                                                                    ------------

           MORTGAGE-BACKED SECURITIES (20.6%)
     916   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03...................................................................       901,830
     663   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26 - 12/01/27........................................................       664,091
     281   Federal National Mortgage Assoc.
             6.00% due 05/01/04...................................................................       271,929
   3,613   Federal National Mortgage Assoc.
             6.00% due 04/01/06 - 05/01/06........................................................     3,559,035
   3,060   Federal National Mortgage Assoc.
             6.00% due 03/01/13 - 06/01/13........................................................     3,018,248
   1,416   Federal National Mortgage Assoc.
             6.50% due 07/01/06...................................................................     1,412,008
     558   Federal National Mortgage Assoc.
             6.50% due 01/01/13 - 05/01/13........................................................       557,558
   1,589   Federal National Mortgage Assoc.
             6.50% due 10/01/17 - 06/01/28........................................................     1,575,349
     861   Federal National Mortgage Assoc.
             7.50% due 06/01/27 - 08/01/29........................................................       872,581
   2,658   Government National Mortgage Assoc.
             6.00% due 04/15/28 - 12/15/28........................................................     2,580,194
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,815   Government National Mortgage Assoc.
             6.50% due 08/15/28 - 04/15/29........................................................  $  1,794,911
   1,229   Government National Mortgage Assoc.
             7.50% due 08/15/23 - 10/15/29........................................................     1,248,529
   6,906   Government National Mortgage Assoc. II
             6.50% due 04/20/28 - 03/20/29........................................................     6,804,692
                                                                                                    ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (COST $25,446,888).....................................................................    25,260,955
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.9%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03...................................................................     1,099,868
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08...................................................................     1,494,195
     500   Resolution Funding Corp.
             0.00% due 10/15/04...................................................................       409,685
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................     1,122,254
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24...................................................................     2,127,772
     300   U.S. Treasury Note
             5.875% due 11/15/05..................................................................       310,281
   1,000   U.S. Treasury Note
             6.00% due 08/15/09...................................................................     1,055,450
   2,000   U.S. Treasury Note
             6.125% due 08/15/07..................................................................     2,106,060
     500   U.S. Treasury Note
             6.25% due 02/15/07...................................................................       528,360
   1,400   U.S. Treasury Note
             6.625% due 04/30/02..................................................................     1,421,728
      80   U.S. Treasury Note
             7.875% due 11/15/04..................................................................        87,590
   2,000   U.S. Treasury Strip
             0.00% due 08/15/06...................................................................     1,509,380
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $12,763,052).....................................................................    13,272,623
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.8%)
           U.S. GOVERNMENT AGENCY
 $ 2,250   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $2,249,641)..................  $  2,249,641
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $113,020,380) (b)...................................................................  100.0%    122,314,562

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.0          51,913
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 122,366,475
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $15,420,585 and the aggregate gross unrealized depreciation is $6,126,403, resulting in net unrealized appreciation of $9,294,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (90.2%)
           ELECTRIC UTILITIES (36.9%)
  48,000   AES Corp. (The)*.......................................................................  $  2,658,000
  44,000   Allegheny Energy, Inc..................................................................     2,120,250
  20,000   ALLETE.................................................................................       496,250
  26,000   Alliant Energy, Inc....................................................................       828,750
  35,000   Ameren Corp............................................................................     1,620,937
  10,000   American Superconductor Corp.*.........................................................       285,625
 100,000   Beacon Power Corp.*....................................................................     1,000,000
  92,000   Calpine Corp.*.........................................................................     4,145,750
  25,000   Capstone Turbine Corp.*................................................................       700,000
  38,500   Cinergy Corp...........................................................................     1,352,312
  15,000   CLECO Corp.............................................................................       821,250
  24,000   Consolidated Edison, Inc...............................................................       924,000
  50,000   Constellation Energy Group, Inc........................................................     2,253,125
  36,000   Dominion Resources, Inc................................................................     2,412,000
  35,000   DPL, Inc...............................................................................     1,161,562
  32,500   DQE, Inc...............................................................................     1,064,375
  50,000   DTE Energy Co..........................................................................     1,946,875
  33,355   Duke Energy Corp.......................................................................     2,843,514
  40,000   Edison International...................................................................       625,000
  20,000   Emerson Electric Co....................................................................     1,576,250
  41,000   Energy East Corp.......................................................................       807,187
  42,500   Entergy Corp...........................................................................     1,798,281
  48,875   Exelon Corp............................................................................     3,431,514
  50,000   FirstEnergy Corp.......................................................................     1,578,125
  45,000   FPL Group, Inc.........................................................................     3,228,750
  14,000   GPU, Inc...............................................................................       515,375
  15,000   Kansas City Power & Light Co...........................................................       411,562
  46,000   Montana Power Co.......................................................................       954,500
  69,000   NiSource Inc...........................................................................     2,121,750
  50,000   Northeast Utilities....................................................................     1,212,500
  25,000   Northwestern Corp......................................................................       578,125
  45,000   NRG Energy, Inc.*......................................................................     1,251,562
  22,000   NSTAR..................................................................................       943,250
  34,000   OGE Energy Corp........................................................................       830,875
  30,000   Orion Power Holdings, Inc.*............................................................       738,750
  54,500   PG & E Corp............................................................................     1,090,000
  25,500   Pinnacle West Capital Corp.............................................................     1,214,437
  25,000   PPL Corp...............................................................................     1,129,687
  28,081   Progress Energy, Inc...................................................................     1,381,234
  64,000   Public Service Enterprise Group, Inc...................................................     3,112,000
  40,000   Quanta Services, Inc.*.................................................................     1,287,500
  80,000   Reliant Energy, Inc....................................................................     3,465,000
  31,000   SCANA Corp.............................................................................       916,437
  42,040   Sierra Pacific Resources...............................................................       675,267
  30,000   Southern Co. (The).....................................................................       997,500
  29,000   Southern Energy, Inc.*.................................................................       821,062
  47,000   TECO Energy, Inc.......................................................................     1,521,625
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  32,000   TXU Corp...............................................................................  $  1,418,000
  45,000   UIL Holdings Corp......................................................................     2,238,750
  46,000   Wisconsin Energy Corp..................................................................     1,037,875
  37,050   Xcel Energy, Inc.......................................................................     1,076,766
                                                                                                    ------------
                                                                                                      74,621,071
                                                                                                    ------------
           ENERGY (15.4%)
  30,000   AGL Resources, Inc.....................................................................       661,875
  15,000   BP Amoco PLC (ADR) (United Kingdom)....................................................       718,125
  10,000   Chevron Corp...........................................................................       844,375
  57,000   Dynegy, Inc. (Class A).................................................................     3,195,562
  28,622   El Paso Energy Corp....................................................................     2,050,051
  40,824   Enron Corp.............................................................................     3,393,495
  15,000   Exxon Mobil Corp.......................................................................     1,304,062
  51,600   KeySpan Corp...........................................................................     2,186,550
  60,000   Kinder Morgan, Inc.....................................................................     3,131,250
  29,000   MCN Energy Group Inc...................................................................       802,937
  45,000   MDU Resources Group, Inc...............................................................     1,462,500
  36,000   New Jersey Resources Corp..............................................................     1,557,000
  40,000   Nicor Inc..............................................................................     1,727,500
  23,750   Northwest Natural Gas Co...............................................................       629,375
  45,000   Peoples Energy Corp....................................................................     2,013,750
  34,000   Questar Corp...........................................................................     1,022,125
  12,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       726,750
  10,000   South Jersey Industries, Inc...........................................................       297,500
  70,000   UtiliCorp United, Inc..................................................................     2,170,000
  22,000   WGL Holdings Inc.......................................................................       669,625
  15,000   Williams Companies, Inc. (The).........................................................       599,063
                                                                                                    ------------
                                                                                                      31,163,470
                                                                                                    ------------
           TELECOMMUNICATIONS (37.4%)
  40,000   ADC Telecommunications, Inc.*..........................................................       725,000
  20,000   Advanced Fibre Communications, Inc.*...................................................       361,250
  19,000   Alcatel Alsthom (ADR) (France).........................................................     1,062,813
  29,160   ALLTEL Corp............................................................................     1,820,678
  50,000   Amdocs Ltd.*...........................................................................     3,312,500
  25,000   American Tower Corp. (Class A)*........................................................       946,875
  38,000   AT&T Canada, Inc. (Class B)*...........................................................     1,109,125
  47,998   AT&T Corp..............................................................................       830,965
  35,000   BCE, Inc. (Canada).....................................................................     1,012,813
  20,000   BellSouth Corp.........................................................................       818,750
  34,000   BroadWing Inc.*........................................................................       775,625
  20,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................       797,500
  20,625   CenturyTel, Inc........................................................................       737,344
  20,000   CIENA Corp.*...........................................................................     1,627,500
  40,000   Cisco Systems, Inc.*...................................................................     1,530,000
  10,000   COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................       877,500
  45,000   Comcast Corp. (Class A Special)*.......................................................     1,878,750

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  20,000   Commonwealth Telephone Enterprises, Inc.*..............................................  $    700,000
  20,000   Convergys Corp.*.......................................................................       906,250
  30,000   Corning Inc............................................................................     1,584,375
  35,000   Crown Castle International Corp.*......................................................       947,188
  33,750   Dycom Industries, Inc.*................................................................     1,212,891
  20,000   EchoStar Communications Corp. (Class A)*...............................................       455,000
   7,200   France Telecom S.A. (ADR) (France).....................................................       616,950
  50,000   General Electric Co....................................................................     2,396,875
  30,000   General Motors Corp. (Class H) (Hughes Electronics)*...................................       690,000
 100,000   Genuity Inc.*..........................................................................       506,250
  78,005   Global Crossing Ltd. (Bermuda)*........................................................     1,116,447
  10,000   International Business Machines Corp...................................................       850,000
  10,000   JDS Uniphase Corp.*....................................................................       416,875
  43,650   Koninklijke (Royal) Philips Electronics N.V. (Netherlands).............................     1,582,313
  25,000   Level 3 Communications, Inc.*..........................................................       820,313
  24,584   Lucent Technologies Inc................................................................       331,884
  30,000   Marconi PLC (ADR) (United Kingdom).....................................................       616,875
 105,000   McLeodUSA, Inc. (Class A)*.............................................................     1,483,125
  50,000   Metromedia Fiber Network, Inc. (Class A)*..............................................       506,250
  20,000   Microsoft Corp.*.......................................................................       867,500
  59,875   Motorola, Inc..........................................................................     1,212,469
  35,000   Nextel Communications, Inc. (Class A)*.................................................       866,250
  60,000   Nokia Corp. (ADR) (Finland)............................................................     2,610,000
  40,555   Nortel Networks Corp. (Canada).........................................................     1,300,295
  20,000   Pegasus Communications Corp.*..........................................................       515,000
  20,000   QUALCOMM Inc.*.........................................................................     1,643,750
  54,862   Qwest Communications International, Inc.*..............................................     2,249,342
  60,000   SBA Communications Corp.*..............................................................     2,463,750
  29,272   SBC Communications, Inc................................................................     1,397,738
  30,000   Scientific-Atlanta, Inc................................................................       976,875
  50,000   Spectrasite Holdings, Inc.*............................................................       662,500
  34,000   Sprint Corp. (FON Group)...............................................................       690,625
  31,000   Sprint Corp. (PCS Group)*..............................................................       633,563
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  24,000   Sun Microsystems, Inc.*................................................................  $    669,000
  15,918   Telefonica Espana S.A. (ADR) (Spain)*..................................................       795,900
  13,000   Telephone & Data Systems, Inc..........................................................     1,170,000
  35,000   Tellabs, Inc.*.........................................................................     1,977,500
  45,000   Time Warner Telecom Inc. (Class A)*....................................................     2,854,688
  50,000   Tyco International Ltd. (Bermuda)......................................................     2,775,000
  29,394   Verizon Communications Inc.............................................................     1,473,374
  20,000   Viacom, Inc. (Class A)*................................................................       940,000
  13,600   Vivendi Universal SA (ADR) (France)....................................................       888,250
  25,000   Vodafone Group PLC (ADR) (United Kingdom)..............................................       895,313
  19,000   Voicestream Wireless Corp.*............................................................     1,911,875
  20,000   Western Wireless Corp. (Class A)*......................................................       783,750
  25,000   Williams Communications Group, Inc.*...................................................       293,750
  36,000   WinStar Communications, Inc.*..........................................................       420,750
  38,290   WorldCom, Inc.*........................................................................       536,060
  61,000   XO Communications, Inc. (Class A)*.....................................................     1,086,563
                                                                                                    ------------
                                                                                                      75,526,279
                                                                                                    ------------
           WATER UTILITIES (0.4%)
  32,500   Philadelphia Suburban Corp.............................................................       796,250
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $137,616,859)....................................................................   182,107,070
                                                                                                    ------------

           PREFERRED STOCKS (0.2%)
           ELECTRIC UTILITIES (0.2%)
   6,000   Alabama Power Capital Trust I (Series Q) $1.84.........................................       145,500
   1,000   Duquesne Capital LP (Series A) $2.094..................................................        24,625
   2,500   Public Service Electric & Gas Capital (Series B) $2.00.................................        60,937
   1,000   Tennessee Valley Authority (Series 95-A) $2.00.........................................        25,438
   5,000   Virginia Power Capital $2.013..........................................................       122,813
                                                                                                    ------------

           TOTAL PREFERRED STOCKS
           (COST $388,687)........................................................................       379,313
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (5.2%)
           ELECTRIC UTILITIES (2.2%)
$  1,000   Aes Drax Holdings Ltd. (United Kingdom)
             10.41% due 12/31/20..........................................................  $  1,043,720
   1,000   DPL Inc.
             8.25% due 03/01/07...........................................................     1,045,710
   1,000   Edison Mission Energy FDG - 144A**
             7.33% due 09/15/08...........................................................       797,370
     246   Niagara Mohawk Power Corp.
             8.77% due 01/01/18...........................................................       259,163
     500   Salton Sea Funding Corp.
             7.475% due 11/30/18..........................................................       494,330
   1,000   Southern California Edison
             7.625% due 01/15/10..........................................................       804,330
                                                                                            ------------
                                                                                               4,444,623
                                                                                            ------------
           ENERGY (1.5%)
   1,000   CMS Panhandle Holding Co.
             7.00% due 07/15/29...........................................................       872,950
   1,000   EL Paso Energy Corp.
             7.625% due 07/15/11..........................................................     1,044,350
   1,000   Tosco Corp.
             8.125% due 02/15/30..........................................................     1,074,230
                                                                                            ------------
                                                                                               2,991,530
                                                                                            ------------
           TELECOMMUNICATIONS (1.5%)
   1,000   British Telecom PLC (United Kingdom)
             8.625% due 12/15/30..........................................................     1,007,560
     500   Electric Lightwave, Inc. - 144A**
             6.05% due 05/15/04...........................................................       461,530
     500   LCI International, Inc.
             7.25% due 06/15/07...........................................................       499,675
   1,000   Qwest Capital Funding - 144A**
             7.90% due 08/15/10...........................................................     1,033,040
                                                                                            ------------
                                                                                               3,001,805
                                                                                            ------------

           TOTAL CORPORATE BONDS
           (COST $10,690,752).............................................................    10,437,958
                                                                                            ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (4.2%)
           U.S. GOVERNMENT AGENCY
$  8,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $8,598,626)..........  $  8,598,626
                                                                                            ------------

TOTAL INVESTMENTS
(COST $157,294,924)(B)...........................................................   99.8%    201,522,967

OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         460,706
                                                                                   -----   -------------

NET ASSETS.......................................................................  100.0%  $ 201,983,673
                                                                                   -----   -------------
                                                                                   -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $56,288,831 and the aggegate gross unrealized depreciation is $12,060,788, resulting in net unrealized appreciation of $44,228,043.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.2%)
           AEROSPACE & DEFENSE (1.3%)
 220,000   Goodrich (B.F.) Co. (The)..............................................................  $  8,002,500
                                                                                                    ------------
           ALUMINUM (2.7%)
 240,000   Alcan Aluminium, Ltd. (Canada).........................................................     8,205,000
 260,000   Alcoa, Inc.............................................................................     8,710,000
                                                                                                    ------------
                                                                                                      16,915,000
                                                                                                    ------------
           APPAREL/FOOTWEAR (1.4%)
 240,000   VF Corp................................................................................     8,697,600
                                                                                                    ------------
           AUTO PARTS: O.E.M. (5.4%)
 550,000   Dana Corp..............................................................................     8,421,875
 680,000   Delphi Automotive Systems Corp.........................................................     7,650,000
 155,000   Johnson Controls, Inc..................................................................     8,060,000
 245,000   TRW Inc................................................................................     9,493,750
                                                                                                    ------------
                                                                                                      33,625,625
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.7%)
 135,000   Coca-Cola Co...........................................................................     8,226,562
 176,000   PepsiCo, Inc...........................................................................     8,723,000
                                                                                                    ------------
                                                                                                      16,949,562
                                                                                                    ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.8%)
 235,000   Dow Chemical Co........................................................................     8,606,875
 185,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     8,937,812
                                                                                                    ------------
                                                                                                      17,544,687
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (2.5%)
 250,000   Hewlett-Packard Co.....................................................................     7,890,625
  90,000   International Business Machines Corp...................................................     7,650,000
                                                                                                    ------------
                                                                                                      15,540,625
                                                                                                    ------------
           DEPARTMENT STORES (1.4%)
 250,000   Sears, Roebuck & Co....................................................................     8,687,500
                                                                                                    ------------
           DISCOUNT STORES (1.4%)
 265,000   Target Corp............................................................................     8,546,250
                                                                                                    ------------
           ELECTRIC UTILITIES (6.9%)
 130,000   Dominion Resources, Inc................................................................     8,710,000
 127,000   Exelon Corp............................................................................     8,916,670
 120,000   FPL Group, Inc.........................................................................     8,610,000
 235,000   GPU, Inc...............................................................................     8,650,937
 185,000   Reliant Energy, Inc....................................................................     8,012,812
                                                                                                    ------------
                                                                                                      42,900,419
                                                                                                    ------------
           ELECTRONICS/APPLIANCES (1.5%)
 195,000   Whirlpool Corp.........................................................................     9,299,062
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCE/RENTAL/LEASING (5.4%)
  97,000   Fannie Mae.............................................................................  $  8,414,750
 160,000   Household International, Inc...........................................................     8,800,000
 175,000   Providian Financial Corp...............................................................    10,062,500
 385,000   Ryder System, Inc......................................................................     6,400,625
                                                                                                    ------------
                                                                                                      33,677,875
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (1.3%)
 157,681   Citigroup, Inc.........................................................................     8,051,586
                                                                                                    ------------
           FOOD DISTRIBUTORS (2.7%)
 600,000   Supervalu, Inc.........................................................................     8,325,000
 290,000   SYSCO Corp.............................................................................     8,700,000
                                                                                                    ------------
                                                                                                      17,025,000
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.3%)
  85,000   Quaker Oats Company (The)..............................................................     8,276,875
                                                                                                    ------------
           FOREST PRODUCTS (1.4%)
 170,000   Weyerhaeuser Co........................................................................     8,627,500
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (4.1%)
 175,000   Avon Products, Inc.....................................................................     8,378,125
 120,000   Kimberly-Clark Corp....................................................................     8,482,800
 110,000   Procter & Gamble Co. (The).............................................................     8,628,125
                                                                                                    ------------
                                                                                                      25,489,050
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (6.5%)
 155,000   General Electric Co....................................................................     7,430,312
 155,000   Honeywell International, Inc...........................................................     7,333,437
  72,000   Minnesota Mining & Manufacturing Co....................................................     8,676,000
 155,000   Tyco International Ltd. (Bermuda)......................................................     8,602,500
 110,000   United Technologies Corp...............................................................     8,648,750
                                                                                                    ------------
                                                                                                      40,690,999
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (1.3%)
 180,000   PPG Industries, Inc....................................................................     8,336,250
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
 145,000   Electronic Data Systems Corp...........................................................     8,373,750
                                                                                                    ------------
           INTEGRATED OIL (3.7%)
 160,000   BP Amoco PLC (ADR) (United Kingdom)....................................................     7,660,000
  90,000   Exxon Mobil Corp.......................................................................     7,824,375
 128,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,752,000
                                                                                                    ------------
                                                                                                      23,236,375
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE/HEALTH INSURANCE (4.1%)
 200,000   Aegon N.V. (ARS) (Netherlands).........................................................  $  8,287,500
 118,000   Jefferson-Pilot Corp...................................................................     8,820,500
 175,000   Lincoln National Corp..................................................................     8,279,688
                                                                                                    ------------
                                                                                                      25,387,688
                                                                                                    ------------
           MAJOR BANKS (4.1%)
 190,000   Bank of America Corp...................................................................     8,716,250
 300,000   KeyCorp................................................................................     8,400,000
  50,000   Morgan (J.P.) & Co., Inc...............................................................     8,275,000
                                                                                                    ------------
                                                                                                      25,391,250
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
 160,000   Verizon Communications Inc.............................................................     8,020,000
                                                                                                    ------------
           MANAGED HEALTH CARE (0.8%)
 125,000   Aetna Inc..............................................................................     5,132,813
                                                                                                    ------------
           MOTOR VEHICLES (3.7%)
 185,000   DaimlerChrysler AG (Germany)...........................................................     7,622,000
 330,000   Ford Motor Co..........................................................................     7,734,375
 150,000   General Motors Corp....................................................................     7,640,625
                                                                                                    ------------
                                                                                                      22,997,000
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (1.4%)
 270,000   Pitney Bowes, Inc......................................................................     8,943,750
                                                                                                    ------------
           OIL & GAS PIPELINES (2.8%)
 120,000   El Paso Energy Corp....................................................................     8,595,000
 105,000   Enron Corp.............................................................................     8,728,125
                                                                                                    ------------
                                                                                                      17,323,125
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.3%)
 119,000   Kerr-McGee Corp........................................................................     7,965,563
                                                                                                    ------------
           OIL REFINING/MARKETING (2.7%)
 270,000   Sunoco, Inc............................................................................     9,095,625
 275,000   USX-Marathon Group.....................................................................     7,631,250
                                                                                                    ------------
                                                                                                      16,726,875
                                                                                                    ------------
           OTHER METALS/MINERALS (1.4%)
 157,000   Phelps Dodge Corp......................................................................     8,762,563
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (5.5%)
 137,000   American Home Products Corp............................................................     8,706,350
 120,000   Bristol-Myers Squibb Co................................................................     8,872,500
 136,000   Pharmacia Corp.........................................................................     8,296,000
 145,000   Schering-Plough Corp...................................................................     8,228,750
                                                                                                    ------------
                                                                                                      34,103,600
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PULP & PAPER (2.8%)
 215,000   International Paper Co.................................................................  $  8,774,688
 280,000   Mead Corp..............................................................................     8,785,000
                                                                                                    ------------
                                                                                                      17,559,688
                                                                                                    ------------
           RAILROADS (2.8%)
 310,000   Burlington Northern Santa Fe Corp......................................................     8,776,875
 320,000   CSX Corp...............................................................................     8,300,000
                                                                                                    ------------
                                                                                                      17,076,875
                                                                                                    ------------
           RECREATIONAL PRODUCTS (1.3%)
 205,000   Eastman Kodak Co.......................................................................     8,071,875
                                                                                                    ------------
           SEMICONDUCTORS (1.2%)
 240,000   Intel Corp.............................................................................     7,260,000
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.9%)
 185,000   Caterpillar, Inc.......................................................................     8,752,813
 195,000   Deere & Co.............................................................................     8,933,438
                                                                                                    ------------
                                                                                                      17,686,251
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $559,570,731)....................................................................   616,903,006
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (0.9%)
           U.S. GOVERNMENT AGENCY (a) (0.9%)
$  5,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $5,599,106)..................     5,599,106
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     118   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $118,454) (b)
             (COST $118,404)......................................................................       118,404
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $5,717,510)......................................................................     5,717,510
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $565,288,241) (c)...................................................................  100.1%  $ 622,620,516

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.1)       (371,813)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 622,248,703
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Shares.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $112,714 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $120,774.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $100,948,178 and the aggregate gross unrealized depreciation is $43,615,903, resulting in net unrealized appreciation of $57,332,275.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.7%)
           ADVERTISING/MARKETING SERVICES (0.4%)
   8,000   Interpublic Group of Companies, Inc....................................................  $    340,500
   4,000   Omnicom Group, Inc.....................................................................       331,500
                                                                                                    ------------
                                                                                                         672,000
                                                                                                    ------------
           AEROSPACE & DEFENSE (1.8%)
   9,400   Boeing Co..............................................................................       620,400
   6,400   General Dynamics Corp..................................................................       499,200
  11,700   Goodrich (B.F.) Co. (The)..............................................................       425,587
  16,800   Lockheed Martin Corp...................................................................       570,360
   6,300   Northrop Grumman Corp..................................................................       522,900
  16,100   Raytheon Co. (Class B).................................................................       500,106
   5,200   Textron, Inc...........................................................................       241,800
                                                                                                    ------------
                                                                                                       3,380,353
                                                                                                    ------------
           AGRICULTURAL COMMODITIES/MILLING (0.3%)
  30,660   Archer-Daniels-Midland Co..............................................................       459,900
                                                                                                    ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp.*...........................................................................       347,652
                                                                                                    ------------
           AIRLINES (1.0%)
  10,100   AMR Corp.*.............................................................................       395,794
   6,800   Delta Air Lines, Inc...................................................................       341,275
  19,950   Southwest Airlines Co..................................................................       668,923
  12,500   US Airways Group Inc.*.................................................................       507,031
                                                                                                    ------------
                                                                                                       1,913,023
                                                                                                    ------------
           ALTERNATIVE POWER GENERATION (0.3%)
   9,100   AES Corp. (The)*.......................................................................       503,912
                                                                                                    ------------
           ALUMINUM (0.6%)
  11,200   Alcan Aluminum Ltd. (Canada)...........................................................       382,900
  23,296   Alcoa, Inc.............................................................................       780,416
                                                                                                    ------------
                                                                                                       1,163,316
                                                                                                    ------------
           APPAREL/FOOTWEAR (1.2%)
   8,600   Liz Claiborne, Inc.....................................................................       357,975
   8,300   Nike, Inc. (Class B)...................................................................       463,244
  26,300   Reebok International Ltd.*.............................................................       719,042
  21,100   Russell Corp...........................................................................       325,731
  12,000   VF Corp................................................................................       434,880
                                                                                                    ------------
                                                                                                       2,300,872
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.7%)
   8,750   Gap, Inc. (The)........................................................................       223,125
  18,900   Limited, Inc. (The)....................................................................       322,481
  12,900   Nordstrom, Inc.........................................................................       234,619
  16,900   TJX Companies, Inc. (The)..............................................................       468,975
                                                                                                    ------------
                                                                                                       1,249,200
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           AUTO PARTS: O.E.M. (0.7%)
  11,400   Dana Corp..............................................................................  $    174,562
  21,200   Delphi Automotive Systems Corp.........................................................       238,500
   4,500   Eaton Corp.............................................................................       338,344
   5,700   Johnson Controls, Inc..................................................................       296,400
   6,300   TRW Inc................................................................................       244,125
   1,821   Visteon Corp...........................................................................        20,941
                                                                                                    ------------
                                                                                                       1,312,872
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.3%)
  24,100   Cooper Tire & Rubber Co................................................................       256,062
  13,400   Goodyear Tire & Rubber Co. (The).......................................................       308,066
                                                                                                    ------------
                                                                                                         564,128
                                                                                                    ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  10,800   Anheuser-Busch Companies, Inc..........................................................       491,400
   5,900   Brown-Forman Corp. (Class B)...........................................................       392,350
   7,100   Coors (Adolph) Co. (Class B)...........................................................       570,219
                                                                                                    ------------
                                                                                                       1,453,969
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
   6,600   Coca-Cola Co...........................................................................       402,187
  16,900   Coca-Cola Enterprises Inc..............................................................       321,100
   9,600   PepsiCo, Inc...........................................................................       475,800
                                                                                                    ------------
                                                                                                       1,199,087
                                                                                                    ------------
           BIOTECHNOLOGY (0.4%)
   6,200   Amgen Inc.*............................................................................       396,412
   4,300   Biogen, Inc.*..........................................................................       258,269
   2,000   MedImmune, Inc.*.......................................................................        95,375
                                                                                                    ------------
                                                                                                         750,056
                                                                                                    ------------
           BROADCASTING (0.1%)
   4,800   Clear Channel Communications, Inc.*....................................................       232,500
                                                                                                    ------------
           BUILDING PRODUCTS (0.2%)
  14,500   Masco Corp.............................................................................       372,469
                                                                                                    ------------
           CABLE/SATELLITE TV (0.2%)
   7,500   Comcast Corp. (Class A Special)*.......................................................       313,125
                                                                                                    ------------
           CASINO/GAMING (0.2%)
  16,200   Harrah's Entertainment, Inc.*..........................................................       427,275
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
  10,200   Dow Chemical Co........................................................................  $    373,575
   6,000   DuPont (E.I.) de Nemours & Co., Inc....................................................       289,875
   7,900   Eastman Chemical Co....................................................................       385,125
  20,100   Hercules Inc.*.........................................................................       383,156
   9,700   Rohm & Haas Co.........................................................................       352,231
   6,900   Union Carbide Corp.....................................................................       371,306
                                                                                                    ------------
                                                                                                       2,155,268
                                                                                                    ------------
           CHEMICALS: SPECIALTY (1.4%)
  10,800   Air Products & Chemicals, Inc..........................................................       442,800
  18,200   Engelhard Corp.........................................................................       370,825
   6,800   FMC Corp.*.............................................................................       487,475
  27,000   Grace (W. R.) & Co.*...................................................................        86,062
   9,500   Great Lakes Chemical Corp..............................................................       353,281
   8,800   Praxair, Inc...........................................................................       390,500
  13,200   Sigma-Aldrich Corp.....................................................................       518,925
                                                                                                    ------------
                                                                                                       2,649,868
                                                                                                    ------------
           COMMERCIAL PRINTING/FORMS (0.4%)
  11,900   Deluxe Corp............................................................................       300,713
  14,600   Donnelley (R.R.) & Sons Co.............................................................       394,200
                                                                                                    ------------
                                                                                                         694,913
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (0.3%)
   6,400   Adaptec, Inc.*.........................................................................        65,600
   6,466   Avaya Inc.*............................................................................        66,681
  12,700   Cabletron Systems, Inc.*...............................................................       191,294
   5,100   Cisco Systems, Inc.*...................................................................       195,075
                                                                                                    ------------
                                                                                                         518,650
                                                                                                    ------------
           COMPUTER PERIPHERALS (0.4%)
   5,600   EMC Corp.*.............................................................................       372,400
   4,000   Lexmark International Group, Inc.*.....................................................       177,250
   4,200   Network Appliance, Inc.*...............................................................       269,784
                                                                                                    ------------
                                                                                                         819,434
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (1.0%)
   5,600   Apple Computer, Inc.*..................................................................        83,300
  12,400   COMPAQ Computer Corp...................................................................       186,620
   7,300   Dell Computer Corp.*...................................................................       127,294
   5,700   Gateway, Inc.*.........................................................................       102,543
   5,600   Hewlett-Packard Co.....................................................................       176,750
   3,300   International Business Machines Corp...................................................       280,500
   8,000   NCR Corp.*.............................................................................       393,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,899   Palm, Inc.*............................................................................  $    251,953
   7,800   Sun Microsystems, Inc.*................................................................       217,425
                                                                                                    ------------
                                                                                                       1,819,385
                                                                                                    ------------
           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co....................................................................       406,937
                                                                                                    ------------
           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A).....................................................       163,269
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.0%)
   9,400   Ball Corp..............................................................................       432,987
   9,600   Bemis Company, Inc.....................................................................       322,200
  18,900   Crown Cork & Seal Co., Inc.*...........................................................       140,569
  34,500   Pactiv Corp.*..........................................................................       426,937
   6,900   Sealed Air Corp.*......................................................................       210,450
   6,200   Temple-Inland, Inc.....................................................................       332,475
                                                                                                    ------------
                                                                                                       1,865,618
                                                                                                    ------------
           CONTRACT DRILLING (0.4%)
  13,600   Rowan Companies, Inc.*.................................................................       367,200
   6,500   Transocean Sedco Forex Inc.............................................................       299,000
                                                                                                    ------------
                                                                                                         666,200
                                                                                                    ------------
           DATA PROCESSING SERVICES (0.9%)
   8,100   Automatic Data Processing, Inc.........................................................       512,831
  15,700   Ceridian Corp.*........................................................................       313,019
   8,300   First Data Corp........................................................................       437,306
  10,050   Paychex, Inc...........................................................................       488,681
                                                                                                    ------------
                                                                                                       1,751,837
                                                                                                    ------------
           DEPARTMENT STORES (1.1%)
  20,900   Dillard's, Inc. (Class A)..............................................................       246,881
  12,000   Federated Department Stores, Inc.*.....................................................       420,000
   8,800   Kohl's Corp.*..........................................................................       536,800
  10,800   May Department Stores Co...............................................................       353,700
  20,600   Penney (J.C.) Co., Inc.................................................................       224,025
  10,500   Sears, Roebuck & Co....................................................................       364,875
                                                                                                    ------------
                                                                                                       2,146,281
                                                                                                    ------------
           DISCOUNT STORES (1.0%)
  22,800   Consolidated Stores Corp.*.............................................................       242,250
   8,400   Costco Wholesale Corp.*................................................................       335,475
  17,500   Dollar General Corp....................................................................       330,312
  39,600   Kmart Corp.*...........................................................................       210,375
  11,600   Target Corp............................................................................       374,100
   6,300   Wal-Mart Stores, Inc...................................................................       334,687
                                                                                                    ------------
                                                                                                       1,827,199
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DRUGSTORE CHAINS (0.8%)
  10,100   CVS Corp...............................................................................  $    605,369
  15,000   Longs Drug Stores Corp.................................................................       361,875
  26,500   Rite Aid Corp.*........................................................................        62,937
  13,200   Walgreen Co............................................................................       551,925
                                                                                                    ------------
                                                                                                       1,582,106
                                                                                                    ------------
           ELECTRIC UTILITIES (7.0%)
   9,700   Ameren Corp............................................................................       449,231
  16,000   American Electric Power Co., Inc.......................................................       744,000
  14,300   Cinergy Corp...........................................................................       502,287
  15,800   CMS Energy Corp........................................................................       500,662
  10,300   Consolidated Edison, Inc...............................................................       396,550
  12,000   Constellation Energy Group, Inc........................................................       540,750
   8,000   Dominion Resources, Inc................................................................       536,000
   9,900   DTE Energy Co..........................................................................       385,481
   6,300   Duke Energy Corp.......................................................................       537,075
  18,400   Edison International...................................................................       287,500
  15,000   Entergy Corp...........................................................................       634,687
   9,000   Exelon Corp............................................................................       631,890
  14,900   FirstEnergy Corp.......................................................................       470,281
   7,500   FPL Group, Inc.........................................................................       538,125
  10,400   GPU, Inc...............................................................................       382,850
  23,400   Niagara Mohawk Holdings Inc.*..........................................................       390,487
   6,992   NiSource Inc...........................................................................       215,004
  15,300   PG & E Corp............................................................................       306,000
  11,200   Pinnacle West Capital Corp.............................................................       533,400
  14,300   PPL Corp...............................................................................       646,181
  15,000   Progress Energy Inc....................................................................       737,812
  10,700   Public Service Enterprise Group, Inc...................................................       520,287
  13,500   Reliant Energy, Inc....................................................................       584,719
  13,600   Southern Co. (The).....................................................................       452,200
   9,900   TXU Corp...............................................................................       438,694
  24,000   Xcel Energy, Inc.......................................................................       697,500
                                                                                                    ------------
                                                                                                      13,059,653
                                                                                                    ------------
           ELECTRICAL PRODUCTS (1.1%)
  10,000   American Power Conversion Corp.*.......................................................       123,750
   8,800   Cooper Industries, Inc.................................................................       404,250
   6,400   Emerson Electric Co....................................................................       504,400
   7,000   Molex Inc..............................................................................       248,500
  14,200   National Service Industries, Inc.......................................................       364,762
   4,000   Power-One, Inc.*.......................................................................       157,250
  13,800   Thomas & Betts Corp....................................................................       223,387
                                                                                                    ------------
                                                                                                       2,026,299
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS (0.3%)
   2,000   Sanmina Corp.*.........................................................................  $    153,250
   9,400   Solectron Corp.*.......................................................................       318,660
                                                                                                    ------------
                                                                                                         471,910
                                                                                                    ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (1.0%)
   6,000   Agilent Technologies, Inc.*............................................................       328,500
   3,000   JDS Uniphase Corp.*....................................................................       125,062
   6,000   PerkinElmer, Inc.......................................................................       630,000
   8,300   Rockwell International Corp............................................................       395,287
  12,000   Tektronix, Inc.*.......................................................................       404,250
  17,000   Xerox Corp.............................................................................        78,625
                                                                                                    ------------
                                                                                                       1,961,724
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   4,100   Applied Materials, Inc.*...............................................................       156,569
   6,200   KLA-Tencor Corp.*......................................................................       208,862
   5,000   Novellus Systems, Inc.*................................................................       179,687
   4,500   Teradyne, Inc.*........................................................................       167,625
                                                                                                    ------------
                                                                                                         712,743
                                                                                                    ------------
           ELECTRONICS/APPLIANCE STORES (0.3%)
   5,400   Best Buy Co., Inc.*....................................................................       159,637
  10,600   Circuit City Stores, Inc. - Circuit City Group.........................................       121,900
   8,200   RadioShack Corp........................................................................       351,062
                                                                                                    ------------
                                                                                                         632,599
                                                                                                    ------------
           ELECTRONICS/APPLIANCES (0.4%)
   9,600   Maytag Corp............................................................................       310,200
  17,100   Polaroid Corp..........................................................................        99,394
   6,600   Whirlpool Corp.........................................................................       314,737
                                                                                                    ------------
                                                                                                         724,331
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New)......................................................................       333,931
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.7%)
  44,900   Allied Waste Industries, Inc.*.........................................................       653,856
  21,200   Waste Management, Inc..................................................................       588,300
                                                                                                    ------------
                                                                                                       1,242,156
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (2.4%)
   8,100   Capital One Financial Corp.............................................................       533,081
   9,000   CIT Group, Inc. (The) (Series A).......................................................       181,125
  12,500   Countrywide Credit Industries, Inc.....................................................       628,125
   5,600   Fannie Mae.............................................................................       485,800
   6,700   Freddie Mac............................................................................       461,462
   8,800   Household International, Inc...........................................................       484,000
  14,100   MBNA Corp..............................................................................       520,819

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,200   Providian Financial Corp...............................................................  $    471,500
  13,700   Ryder System, Inc......................................................................       227,762
   8,600   USA Education Inc......................................................................       584,800
                                                                                                    ------------
                                                                                                       4,578,474
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (0.8%)
   7,700   American Express Co....................................................................       423,019
  15,000   Citigroup, Inc.........................................................................       765,937
  22,100   Conseco, Inc...........................................................................       291,444
                                                                                                    ------------
                                                                                                       1,480,400
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
  14,100   Equifax, Inc...........................................................................       404,494
   6,900   McGraw-Hill Companies, Inc.............................................................       404,512
  10,900   Moody's Corporation....................................................................       279,994
                                                                                                    ------------
                                                                                                       1,089,000
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc.........................................................................       255,300
  22,400   SYSCO Corp.............................................................................       672,000
                                                                                                    ------------
                                                                                                         927,300
                                                                                                    ------------
           FOOD RETAIL (1.0%)
  10,500   Albertson's, Inc.......................................................................       278,250
  16,800   Great Atlantic & Pacific Tea Co., Inc.*................................................       117,600
  18,900   Kroger Co.*............................................................................       511,481
   9,600   Safeway Inc.*..........................................................................       600,000
  19,000   Winn-Dixie Stores, Inc.................................................................       368,125
                                                                                                    ------------
                                                                                                       1,875,456
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
  10,300   Campbell Soup Co.......................................................................       356,637
   9,500   General Mills, Inc.....................................................................       423,344
   9,300   Heinz (H.J.) Co........................................................................       441,169
  12,400   Kellogg Co.............................................................................       325,500
   5,500   Quaker Oats Company (The)..............................................................       535,562
  13,400   Ralston-Ralston Purina Group...........................................................       350,075
  17,000   Sara Lee Corp..........................................................................       417,562
   6,500   Unilever N.V. (Netherlands)............................................................       409,094
                                                                                                    ------------
                                                                                                       3,258,943
                                                                                                    ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  18,700   ConAgra, Inc...........................................................................       486,200
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.5%)
   6,900   Hershey Foods Corp.....................................................................       444,187
   4,500   Wrigley (Wm.) Jr. Co...................................................................       431,156
                                                                                                    ------------
                                                                                                         875,343
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOREST PRODUCTS (0.3%)
  24,800   Louisiana-Pacific Corp.................................................................  $    251,100
   6,200   Weyerhaeuser Co........................................................................       314,650
                                                                                                    ------------
                                                                                                         565,750
                                                                                                    ------------
           GAS DISTRIBUTORS (1.0%)
   9,800   Nicor Inc..............................................................................       423,237
  12,300   ONEOK, Inc.............................................................................       591,937
  10,900   Peoples Energy Corp....................................................................       487,775
  17,400   Sempra Energy..........................................................................       404,550
                                                                                                    ------------
                                                                                                       1,907,499
                                                                                                    ------------
           HOME BUILDING (0.9%)
  13,700   Centex Corp............................................................................       514,606
  17,000   Kaufman & Broad Home Corp..............................................................       572,687
  15,000   Pulte Corp.............................................................................       632,812
                                                                                                    ------------
                                                                                                       1,720,105
                                                                                                    ------------
           HOME FURNISHINGS (0.5%)
  17,200   Leggett & Platt, Inc...................................................................       325,725
  12,500   Newell Rubbermaid, Inc.................................................................       284,375
  20,500   Tupperware Corp........................................................................       418,969
                                                                                                    ------------
                                                                                                       1,029,069
                                                                                                    ------------
           HOME IMPROVEMENT CHAINS (0.3%)
   6,300   Home Depot, Inc. (The).................................................................       287,831
   6,800   Lowe's Companies, Inc..................................................................       302,600
                                                                                                    ------------
                                                                                                         590,431
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
  11,100   HCA - The Healthcare Corp..............................................................       488,511
  22,000   Manor Care, Inc.*......................................................................       453,750
  18,400   Tenet Healthcare Corp.*................................................................       817,650
                                                                                                    ------------
                                                                                                       1,759,911
                                                                                                    ------------
           HOTELS/RESORTS/CRUISELINES (0.7%)
  14,400   Carnival Corp..........................................................................       443,700
  39,600   Hilton Hotels Corp.....................................................................       415,800
  10,500   Marriott International, Inc. (Class A).................................................       443,625
                                                                                                    ------------
                                                                                                       1,303,125
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  13,000   Alberto-Culver Co. (Class B)...........................................................       556,562
  11,900   Avon Products, Inc.....................................................................       569,712
   9,100   Clorox Co..............................................................................       323,050
   6,700   Colgate-Palmolive Co...................................................................       432,485
   9,100   Gillette Co............................................................................       328,737
   9,300   International Flavors & Fragrances, Inc................................................       188,906

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,300   Kimberly-Clark Corp....................................................................  $    445,347
   5,400   Procter & Gamble Co. (The).............................................................       423,562
                                                                                                    ------------
                                                                                                       3,268,361
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (1.4%)
   8,100   General Electric Co....................................................................       388,294
   8,300   Honeywell International, Inc...........................................................       392,694
   4,300   Minnesota Mining & Manufacturing Co....................................................       518,150
  14,000   Tyco International Ltd. (Bermuda)......................................................       777,000
   6,200   United Technologies Corp...............................................................       487,475
                                                                                                    ------------
                                                                                                       2,563,613
                                                                                                    ------------
           INDUSTRIAL MACHINERY (0.8%)
   5,000   Illinois Tool Works Inc................................................................       297,812
   7,400   Ingersoll-Rand Co......................................................................       309,875
  40,900   McDermott International, Inc.*.........................................................       439,675
   9,100   Parker-Hannifin Corp...................................................................       401,537
                                                                                                    ------------
                                                                                                       1,448,899
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.9%)
  10,300   Ecolab, Inc............................................................................       444,831
   6,900   Millipore Corp.........................................................................       434,700
   6,200   PPG Industries, Inc....................................................................       287,137
  16,500   Sherwin-Williams Co....................................................................       434,156
                                                                                                    ------------
                                                                                                       1,600,824
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  18,000   Citrix Systems, Inc.*..................................................................       405,000
   4,800   Computer Sciences Corp.*...............................................................       288,600
   7,000   Electronic Data Systems Corp...........................................................       404,250
  18,000   PeopleSoft, Inc.*......................................................................       669,375
   5,000   Sapient Corp.*.........................................................................        59,687
  27,000   Unisys Corp.*..........................................................................       394,875
                                                                                                    ------------
                                                                                                       2,221,787
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.4%)
  10,500   AON Corp...............................................................................       359,625
   3,800   Marsh & McLennan Companies, Inc........................................................       444,600
                                                                                                    ------------
                                                                                                         804,225
                                                                                                    ------------
           INTEGRATED OIL (1.7%)
   6,200   Amerada Hess Corp......................................................................       452,987
   3,800   Chevron Corp...........................................................................       320,862
  14,200   Conoco, Inc. (Class B).................................................................       410,913
   5,100   Exxon Mobil Corp.......................................................................       443,381
   7,000   Phillips Petroleum Co..................................................................       398,125
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       363,375
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Texaco, Inc............................................................................  $    372,750
  11,000   Unocal Corp............................................................................       425,563
                                                                                                    ------------
                                                                                                       3,187,956
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (0.2%)
   5,300   America Online, Inc.*..................................................................       184,440
   4,000   BroadVision, Inc.*.....................................................................        47,250
   2,700   Yahoo! Inc.*...........................................................................        81,464
                                                                                                    ------------
                                                                                                         313,154
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (1.2%)
   8,820   Bear Stearns Companies, Inc............................................................       447,064
   8,200   Lehman Brothers Holdings, Inc..........................................................       554,525
   7,400   Merrill Lynch & Co., Inc...............................................................       504,588
   4,600   Morgan Stanley Dean Witter & Co........................................................       364,550
  10,200   Schwab (Charles) Corp..................................................................       289,425
                                                                                                    ------------
                                                                                                       2,160,152
                                                                                                    ------------
           INVESTMENT MANAGERS (0.6%)
  10,500   Franklin Resources, Inc................................................................       400,050
   9,400   Stilwell Financial, Inc................................................................       370,713
   8,800   T. Rowe Price Group Inc................................................................       371,938
                                                                                                    ------------
                                                                                                       1,142,701
                                                                                                    ------------
           LIFE/HEALTH INSURANCE (1.5%)
   7,500   AFLAC, Inc.............................................................................       541,406
   5,300   American General Corp..................................................................       431,950
   5,100   Jefferson-Pilot Corp...................................................................       381,225
   9,800   Lincoln National Corp..................................................................       463,663
  12,800   Torchmark Corp.........................................................................       492,000
  21,100   UnumProvident Corp.....................................................................       567,063
                                                                                                    ------------
                                                                                                       2,877,307
                                                                                                    ------------
           MAJOR BANKS (4.7%)
   6,400   Bank of America Corp...................................................................       293,600
  10,000   Bank of New York Co., Inc..............................................................       551,875
  10,600   Bank One Corp..........................................................................       388,225
  11,500   BB&T Corp..............................................................................       429,094
   6,450   Chase Manhattan Corp. (The)*...........................................................       293,072
   7,000   Comerica, Inc..........................................................................       415,625
  10,300   First Union Corp.......................................................................       286,469
  11,200   FleetBoston Financial Corp.............................................................       420,700
  18,260   Huntington Bancshares, Inc.............................................................       295,584
  16,000   KeyCorp................................................................................       448,000
   9,600   Mellon Financial Corp..................................................................       472,200
   2,900   Morgan (J.P.) & Co., Inc...............................................................       479,950
  15,400   National City Corp.....................................................................       442,750
   7,200   PNC Financial Services Group, Inc......................................................       526,050
  12,100   SouthTrust Corp........................................................................       492,319

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   3,900   State Street Corp......................................................................  $    484,419
  11,500   Summit Bancorp.........................................................................       439,156
   5,600   SunTrust Banks, Inc....................................................................       352,800
  15,400   U.S. Bancorp...........................................................................       449,488
   4,600   Wachovia Corp..........................................................................       267,375
   9,900   Wells Fargo & Co.......................................................................       551,306
                                                                                                    ------------
                                                                                                       8,780,057
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (1.1%)
   4,900   ALLTEL Corp............................................................................       305,944
  13,005   AT&T Corp..............................................................................       225,149
   8,000   BellSouth Corp.........................................................................       327,500
   8,300   SBC Communications, Inc................................................................       396,325
   6,800   Sprint Corp. (FON Group)...............................................................       138,125
  12,566   Verizon Communications Inc.............................................................       629,871
   7,000   WorldCom, Inc.*........................................................................        98,000
                                                                                                    ------------
                                                                                                       2,120,914
                                                                                                    ------------
           MANAGED HEALTH CARE (1.5%)
   6,200   Aetna Inc.*............................................................................       254,588
   4,500   CIGNA Corp.............................................................................       595,350
  43,100   Humana, Inc.*..........................................................................       657,275
  10,400   UnitedHealth Group Inc.................................................................       638,300
   5,400   Wellpoint Health Networks, Inc.*.......................................................       622,350
                                                                                                    ------------
                                                                                                       2,767,863
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.4%)
   9,700   Disney (Walt) Co. (The)................................................................       280,694
   3,900   Time Warner Inc........................................................................       203,736
   6,295   Viacom, Inc. (Class B) (Non-Voting)*...................................................       294,291
                                                                                                    ------------
                                                                                                         778,721
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (0.6%)
   6,000   Cardinal Health, Inc...................................................................       597,750
  15,100   McKesson HBOC, Inc.....................................................................       541,939
                                                                                                    ------------
                                                                                                       1,139,689
                                                                                                    ------------
           MEDICAL SPECIALTIES (3.0%)
  19,600   ALZA Corp. *...........................................................................       833,000
   6,400   Applera Corp. - Applied Biosystems Group...............................................       602,000
   7,400   Bard (C.R.), Inc.......................................................................       344,563
   5,900   Bausch & Lomb, Inc.....................................................................       238,581
   5,800   Baxter International, Inc..............................................................       512,213
  12,700   Becton, Dickinson & Co.................................................................       439,738
  13,000   Biomet, Inc............................................................................       515,938
  17,000   Boston Scientific Corp.*...............................................................       232,688
   5,400   Guidant Corp.*.........................................................................       291,263
   7,100   Medtronic, Inc.........................................................................       428,663
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  17,300   Pall Corp..............................................................................  $    368,706
  12,600   St. Jude Medical, Inc.*................................................................       774,113
                                                                                                    ------------
                                                                                                       5,581,466
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.3%)
  40,000   Healthsouth Corp.*.....................................................................       652,500
                                                                                                    ------------
           METAL FABRICATIONS (0.2%)
  19,500   Timken Co. (The).......................................................................       294,938
                                                                                                    ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
   5,000   Convergys Corp.*.......................................................................       226,563
  12,000   Sabre Holdings Corp.*..................................................................       517,500
                                                                                                    ------------
                                                                                                         744,063
                                                                                                    ------------
           MISCELLANEOUS MANUFACTURING (1.2%)
  17,600   Crane Co...............................................................................       500,500
   7,000   Danaher Corp...........................................................................       478,625
   9,200   Dover Corp.............................................................................       373,175
  10,100   ITT Industries, Inc....................................................................       391,375
  19,000   Thermo Electron Corp.*.................................................................       565,250
                                                                                                    ------------
                                                                                                       2,308,925
                                                                                                    ------------
           MOTOR VEHICLES (0.4%)
  11,363   Ford Motor Co..........................................................................       266,320
   4,900   General Motors Corp....................................................................       249,594
   7,400   Harley-Davidson, Inc...................................................................       294,150
                                                                                                    ------------
                                                                                                         810,064
                                                                                                    ------------
           MULTI-LINE INSURANCE (0.8%)
   5,250   American International Group, Inc......................................................       517,453
   7,500   Hartford Financial Services Group, Inc.................................................       529,688
  13,600   Safeco Corp............................................................................       447,100
                                                                                                    ------------
                                                                                                       1,494,241
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.3%)
   6,100   Avery Dennison Corp....................................................................       334,738
   7,100   Pitney Bowes, Inc......................................................................       235,188
                                                                                                    ------------
                                                                                                         569,926
                                                                                                    ------------
           OIL & GAS PIPELINES (1.1%)
   7,200   Coastal Corp. (The)....................................................................       635,850
   8,600   El Paso Energy Corp....................................................................       615,975
   5,400   Enron Corp.............................................................................       448,875
   9,000   Williams Companies, Inc. (The).........................................................       359,438
                                                                                                    ------------
                                                                                                       2,060,138
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.3%)
   6,500   Anardarko Petroleum Corp...............................................................       462,020
   7,300   Apache Corp............................................................................       511,456

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,100   Burlington Resources, Inc..............................................................  $    510,050
   2,000   Devon Energy Corp......................................................................       121,940
   7,100   Kerr-McGee Corp........................................................................       475,256
  17,800   Occidental Petroleum Corp..............................................................       431,650
                                                                                                    ------------
                                                                                                       2,512,372
                                                                                                    ------------
           OIL REFINING/MARKETING (0.8%)
   9,700   Ashland, Inc...........................................................................       348,133
  13,400   Sunoco, Inc............................................................................       451,413
  12,500   Tosco Corp.............................................................................       424,219
  12,900   USX-Marathon Group.....................................................................       357,975
                                                                                                    ------------
                                                                                                       1,581,740
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.7%)
  14,600   Baker Hughes Inc.......................................................................       606,813
   9,700   Halliburton Co.........................................................................       351,625
   5,100   Schlumberger, Ltd......................................................................       407,681
                                                                                                    ------------
                                                                                                       1,366,119
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.3%)
   8,500   Block (H.&R.), Inc.....................................................................       351,688
  21,000   Cendant Corp.*.........................................................................       202,125
                                                                                                    ------------
                                                                                                         553,813
                                                                                                    ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  12,000   Fortune Brands, Inc....................................................................       360,000
                                                                                                    ------------
           OTHER METALS/MINERALS (0.4%)
  18,200   Inco Ltd. (Canada)*....................................................................       305,032
   7,400   Phelps Dodge Corp......................................................................       413,013
                                                                                                    ------------
                                                                                                         718,045
                                                                                                    ------------
           PACKAGED SOFTWARE (1.5%)
   7,200   Adobe Systems, Inc.....................................................................       418,950
  12,000   Autodesk, Inc..........................................................................       323,250
  16,000   BMC Software, Inc.*....................................................................       224,000
  11,500   Computer Associates International, Inc.................................................       224,250
  27,200   Compuware Corp.*.......................................................................       170,000
   1,000   Mercury Interactive Corp.*.............................................................        90,250
   3,500   Microsoft Corp.*.......................................................................       151,813
  13,000   Novell, Inc.*..........................................................................        67,844
   9,400   Oracle Corp.*..........................................................................       273,188
  28,000   Parametric Technology Corp.*...........................................................       376,250
   5,000   Veritas Software Corp.*................................................................       437,500
                                                                                                    ------------
                                                                                                       2,757,295
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
   8,600   Watson Pharmaceuticals, Inc.*..........................................................       440,213
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PHARMACEUTICALS: MAJOR (2.3%)
   9,000   Abbott Laboratories....................................................................  $    435,938
   7,000   American Home Products Corp............................................................       444,850
   5,800   Bristol-Myers Squibb Co................................................................       428,838
   4,300   Johnson & Johnson......................................................................       451,769
   4,900   Lilly (Eli) & Co.......................................................................       456,006
   4,900   Merck & Co., Inc.......................................................................       458,763
  15,000   Pfizer, Inc............................................................................       690,000
   7,792   Pharmacia Corp.........................................................................       475,312
   8,600   Schering-Plough Corp...................................................................       488,050
                                                                                                    ------------
                                                                                                       4,329,526
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (0.4%)
   7,400   Allergan, Inc..........................................................................       716,413
                                                                                                    ------------
           PRECIOUS METALS (0.7%)
  18,900   Barrick Gold Corp. (Canada)............................................................       309,582
  28,800   Freeport-McMoRan Copper & Gold, Inc. (Class B)*........................................       246,600
  48,400   Homestake Mining Co....................................................................       202,675
  17,400   Newmont Mining Corp....................................................................       296,888
  35,800   Placer Dome Inc. (Canada)..............................................................       344,575
                                                                                                    ------------
                                                                                                       1,400,320
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
  13,800   Allstate Corp. (The)...................................................................       601,163
   6,300   Chubb Corp. (The)......................................................................       544,950
   9,900   Cincinnati Financial Corp..............................................................       391,669
   6,400   Loews Corp.............................................................................       662,800
   4,300   Progressive Corp.......................................................................       445,588
  10,800   St. Paul Companies, Inc................................................................       586,575
                                                                                                    ------------
                                                                                                       3,232,745
                                                                                                    ------------
           PUBLISHING: BOOKS/MAGAZINES (0.4%)
   8,400   Harcourt General, Inc..................................................................       480,480
  11,300   Meredith Corp..........................................................................       363,719
                                                                                                    ------------
                                                                                                         844,199
                                                                                                    ------------
           PUBLISHING: NEWSPAPERS (0.9%)
   5,700   Dow Jones & Co., Inc...................................................................       322,763
   4,800   Gannett Co., Inc.......................................................................       302,700
   6,100   Knight-Ridder, Inc.....................................................................       346,938
   8,900   New York Times Co. (The) (Class A).....................................................       356,556
   8,000   Tribune Co.............................................................................       338,000
                                                                                                    ------------
                                                                                                       1,666,957
                                                                                                    ------------
           PULP & PAPER (1.5%)
  10,000   Boise Cascade Corp.....................................................................       336,250
  13,522   Georgia-Pacific Corp...................................................................       420,872
  12,821   International Paper Co.................................................................       523,257

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  11,000   Mead Corp..............................................................................  $    345,125
   9,300   Potlatch Corp..........................................................................       312,131
  13,300   Westvaco Corp..........................................................................       388,194
   9,200   Willamette Industries, Inc.............................................................       431,825
                                                                                                    ------------
                                                                                                       2,757,654
                                                                                                    ------------
           RAILROADS (0.7%)
  13,500   Burlington Northern Santa Fe Corp......................................................       382,219
  12,400   CSX Corp...............................................................................       321,625
  20,000   Norfolk Southern Corp..................................................................       266,250
   7,800   Union Pacific Corp.....................................................................       395,850
                                                                                                    ------------
                                                                                                       1,365,944
                                                                                                    ------------
           RECREATIONAL PRODUCTS (0.6%)
  15,600   Brunswick Corp.........................................................................       256,425
   5,400   Eastman Kodak Co.......................................................................       212,625
  26,000   Hasbro, Inc............................................................................       276,250
  28,400   Mattel, Inc............................................................................       410,096
                                                                                                    ------------
                                                                                                       1,155,396
                                                                                                    ------------
           REGIONAL BANKS (1.8%)
  19,600   AmSouth Bancorporation.................................................................       298,900
   8,043   Fifth Third Bancorp....................................................................       480,569
  17,200   Firstar Corp...........................................................................       399,900
   6,100   Northern Trust Corp....................................................................       497,531
  10,185   Old Kent Financial Corp................................................................       445,594
  13,600   Regions Financial Corp.................................................................       371,450
  17,800   Synovus Financial Corp.................................................................       479,488
  10,000   Union Planters Corp....................................................................       357,500
                                                                                                    ------------
                                                                                                       3,330,932
                                                                                                    ------------
           RESTAURANTS (0.8%)
  19,600   Darden Restaurants, Inc................................................................       448,350
   9,100   McDonald's Corp........................................................................       309,400
  11,000   Tricon Global Restaurants, Inc.*.......................................................       363,000
  16,100   Wendy's International, Inc.............................................................       422,625
                                                                                                    ------------
                                                                                                       1,543,375
                                                                                                    ------------
           SAVINGS BANKS (0.6%)
   3,045   Charter One Financial, Inc.............................................................        87,924
   7,000   Golden West Financial Corp.............................................................       472,500
  12,100   Washington Mutual, Inc.................................................................       642,056
                                                                                                    ------------
                                                                                                       1,202,480
                                                                                                    ------------
           SEMICONDUCTORS (1.1%)
   9,800   Advanced Micro Devices, Inc.*..........................................................       135,363
   6,000   Altera Corp.*..........................................................................       157,875
   4,600   Analog Devices, Inc.*..................................................................       235,463
   1,500   Broadcom Corp. (Class A)*..............................................................       126,750
   7,500   Conexant Systems, Inc.*................................................................       115,313
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,600   Intel Corp.............................................................................  $    169,400
   2,000   Linear Technology Corp.................................................................        92,500
   7,100   LSI Logic Corp.*.......................................................................       121,339
   3,800   Maxim Integrated Products, Inc.*.......................................................       181,688
   4,600   Micron Technology, Inc.*...............................................................       163,300
   6,400   National Semiconductor Corp.*..........................................................       128,800
   4,400   Texas Instruments, Inc.................................................................       208,450
   4,700   Xilinx, Inc.*..........................................................................       216,788
                                                                                                    ------------
                                                                                                       2,053,029
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
  16,600   IMS Health Inc.........................................................................       448,200
  21,400   Quintiles Transnational Corp.*.........................................................       448,063
                                                                                                    ------------
                                                                                                         896,263
                                                                                                    ------------
           SPECIALTY INSURANCE (0.5%)
   6,800   MBIA, Inc..............................................................................       504,050
   7,100   MGIC Investment Corp...................................................................       478,806
                                                                                                    ------------
                                                                                                         982,856
                                                                                                    ------------
           SPECIALTY STORES (0.9%)
  12,000   AutoZone, Inc.*........................................................................       342,000
  20,000   Bed Bath & Beyond Inc.*................................................................       447,500
  40,000   Office Depot, Inc.*....................................................................       285,000
  18,200   Staples, Inc.*.........................................................................       214,988
  23,300   Toys 'R' Us, Inc.*.....................................................................       388,819
                                                                                                    ------------
                                                                                                       1,678,307
                                                                                                    ------------
           SPECIALTY TELECOMMUNICATIONS (0.4%)
   9,800   CenturyTel, Inc........................................................................       350,350
  10,600   Global Crossing Ltd. (Bermuda)*........................................................       151,713
   8,300   Qwest Communications International, Inc.*..............................................       340,300
                                                                                                    ------------
                                                                                                         842,363
                                                                                                    ------------
           STEEL (0.6%)
  16,600   Allegheny Technologies Inc.............................................................       263,525
  48,400   Bethlehem Steel Corp.*.................................................................        84,700
   7,900   Nucor Corp.............................................................................       313,531
  15,000   USX-U.S. Steel Group...................................................................       270,000
  26,400   Worthington Industries, Inc............................................................       212,850
                                                                                                    ------------
                                                                                                       1,144,606
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  10,400   ADC Telecommunications, Inc.*..........................................................       188,500
  11,600   Andrew Corp.*..........................................................................       252,300
   3,800   Comverse Technology, Inc.*.............................................................       412,775
   4,800   Corning Inc............................................................................       253,500
   5,600   Lucent Technologies Inc................................................................        75,600
   9,170   Motorola, Inc..........................................................................       185,693

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Nortel Networks Corp. (Canada).........................................................  $    192,375
   2,700   QUALCOMM Inc.*.........................................................................       221,906
   5,600   Scientific-Atlanta, Inc................................................................       182,350
   6,200   Tellabs, Inc.*.........................................................................       350,300
                                                                                                    ------------
                                                                                                       2,315,299
                                                                                                    ------------
           TEXTILES (0.2%)
  10,100   Springs Industries, Inc. (Class A).....................................................       327,619
                                                                                                    ------------
           TOBACCO (0.7%)
  15,200   Philip Morris Companies, Inc...........................................................       668,800
  20,200   UST, Inc...............................................................................       566,863
                                                                                                    ------------
                                                                                                       1,235,663
                                                                                                    ------------
           TOOLS/HARDWARE (0.8%)
   8,700   Black & Decker Corp....................................................................       341,475
   8,000   Briggs & Stratton Corp.................................................................       355,000
  11,900   Snap-On, Inc...........................................................................       331,713
  12,600   Stanley Works..........................................................................       392,963
                                                                                                    ------------
                                                                                                       1,421,151
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
   7,700   Caterpillar, Inc.......................................................................       364,306
   9,300   Cummins Engine Co., Inc................................................................       352,819
  10,100   Deere & Co.............................................................................       462,706
   8,600   Navistar International Corp.*..........................................................       225,213
   8,000   PACCAR, Inc............................................................................       394,000
                                                                                                    ------------
                                                                                                       1,799,044
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.4%)
  13,100   Genuine Parts Co.......................................................................       343,056
   9,000   Grainger (W.W.), Inc...................................................................       328,500
                                                                                                    ------------
                                                                                                         671,556
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.1%)
   5,200   Nextel Communications, Inc. (Class A)*.................................................       128,700
   6,200   Sprint Corp. (PCS Group)*..............................................................       126,713
                                                                                                    ------------
                                                                                                         255,413
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $137,175,710)....................................................................   183,446,217
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (0.9%)
           U.S. GOVERNMENT AGENCY
 $ 1,750   Federal National Mortgage Assoc. 5.75%
             due 01/02/01 (COST $1,749,721).......................................................  $  1,749,721
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $138,925,431) (b)...................................................................   98.6%    185,195,938

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4       2,581,363
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 187,777,301
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $62,120,045 and the aggregate gross unrealized depreciation is $15,849,538, resulting in net unrealized appreciation of $46,270,507.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   3,300   Omnicom Group, Inc......................................................................  $   273,487
                                                                                                     -----------
           AEROSPACE & DEFENSE (3.4%)
  35,800   General Dynamics Corp...................................................................    2,792,400
  69,400   General Motors Corp. (Class H)*.........................................................    1,596,200
   5,500   Textron, Inc............................................................................      255,750
                                                                                                     -----------
                                                                                                       4,644,350
                                                                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  53,300   Limited, Inc. (The).....................................................................      909,431
                                                                                                     -----------
           BEVERAGES: ALCOHOLIC (1.6%)
  47,300   Anheuser-Busch Companies, Inc...........................................................    2,152,150
                                                                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
   5,200   Coca-Cola Co............................................................................      316,875
  27,300   PepsiCo, Inc............................................................................    1,353,056
                                                                                                     -----------
                                                                                                       1,669,931
                                                                                                     -----------
           BIOTECHNOLOGY (1.4%)
   9,900   Amgen Inc.*.............................................................................      632,981
   4,600   CuraGen Corp.*..........................................................................      125,637
   7,600   Genentech, Inc.*........................................................................      619,400
   3,000   Invitrogen Corp.*.......................................................................      259,125
   9,100   Tularik Inc.*...........................................................................      267,881
                                                                                                     -----------
                                                                                                       1,905,024
                                                                                                     -----------
           CABLE/SATELLITE TV (2.6%)
 151,200   AT&T Corp. - Liberty Media Group (Class A)*.............................................    2,050,650
  32,400   Comcast Corp. (Class A Special)*........................................................    1,352,700
   4,300   Comcast Corp. (Class A)*................................................................      177,644
                                                                                                     -----------
                                                                                                       3,580,994
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (5.1%)
   3,601   Brocade Communications Systems, Inc.*...................................................      330,535
 142,600   Cisco Systems, Inc.*....................................................................    5,454,450
   6,600   Juniper Networks, Inc.*.................................................................      832,012
   4,600   McDATA Corp. - (Class B)*...............................................................      251,850
                                                                                                     -----------
                                                                                                       6,868,847
                                                                                                     -----------
           COMPUTER PERIPHERALS (1.8%)
  25,900   EMC Corp.*..............................................................................    1,722,350
   9,100   QLogic Corp.*...........................................................................      700,700
                                                                                                     -----------
                                                                                                       2,423,050
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER PROCESSING HARDWARE (3.4%)
  65,500   Compaq Computer Corp....................................................................  $   985,775
  22,100   Hewlett-Packard Co......................................................................      697,531
  17,600   International Business Machines Corp....................................................    1,496,000
  52,200   Sun Microsystems, Inc.*.................................................................    1,455,075
                                                                                                     -----------
                                                                                                       4,634,381
                                                                                                     -----------
           DISCOUNT STORES (2.5%)
  23,400   Dollar Tree Stores, Inc.*...............................................................      573,300
  51,900   Wal-Mart Stores, Inc....................................................................    2,757,187
                                                                                                     -----------
                                                                                                       3,330,487
                                                                                                     -----------
           ELECTRONIC COMPONENTS (1.3%)
  21,300   Jabil Circuit, Inc.*....................................................................      540,487
  16,400   Sanmina Corp.*..........................................................................    1,256,650
                                                                                                     -----------
                                                                                                       1,797,137
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (0.5%)
  14,600   JDS Uniphase Corp.*.....................................................................      608,637
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
   5,500   Applied Materials, Inc.*................................................................      210,031
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.4%)
  42,000   Spectrasite Holdings, Inc.*.............................................................      556,500
                                                                                                     -----------
           FINANCE/RENTAL/LEASING (2.1%)
  41,700   Freddie Mac.............................................................................    2,872,087
                                                                                                     -----------
           FINANCIAL CONGLOMERATES (3.2%)
  20,300   American Express Co.....................................................................    1,115,231
  62,966   Citigroup, Inc..........................................................................    3,215,201
                                                                                                     -----------
                                                                                                       4,330,432
                                                                                                     -----------
           FOOD RETAIL (1.0%)
  22,700   Safeway Inc.*...........................................................................    1,418,750
                                                                                                     -----------
           FOOD: MAJOR DIVERSIFIED (0.6%)
   7,700   Quaker Oats Company (The)...............................................................      749,787
                                                                                                     -----------
           HOME IMPROVEMENT CHAINS (1.4%)
  41,050   Home Depot, Inc. (The)*.................................................................    1,875,472
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.7%)
  20,200   HCA-The Healthcare Corp.................................................................      889,002
                                                                                                     -----------
           HOUSEHOLD/PERSONAL CARE (0.9%)
  15,200   Procter & Gamble Co. (The)..............................................................    1,192,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES (17.5%)
 152,400   General Electric Co.....................................................................  $ 7,305,675
 188,600   Tyco International Ltd. (Bermuda).......................................................   10,467,300
  74,800   United Technologies Corp................................................................    5,881,150
                                                                                                     -----------
                                                                                                      23,654,125
                                                                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.3%)
  17,500   StorageNetworks, Inc.*..................................................................      434,219
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES (0.4%)
   4,600   BEA Systems, Inc.*......................................................................      309,638
   2,300   VeriSign, Inc.*.........................................................................      170,631
                                                                                                     -----------
                                                                                                         480,269
                                                                                                     -----------
           MAJOR BANKS (3.0%)
  51,800   Bank of New York Co., Inc...............................................................    2,858,713
  32,700   FleetBoston Financial Corp..............................................................    1,228,294
                                                                                                     -----------
                                                                                                       4,087,007
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.7%)
  54,923   Verizon Communications Inc..............................................................    2,752,982
  67,000   WorldCom, Inc.*.........................................................................      938,000
                                                                                                     -----------
                                                                                                       3,690,982
                                                                                                     -----------
           MEDIA CONGLOMERATES (1.5%)
  39,200   Time Warner Inc.........................................................................    2,047,808
                                                                                                     -----------
           MEDICAL SPECIALTIES (1.4%)
   6,900   Applera Corp. - Applied Biosystems Group................................................      649,031
  21,300   Medtronic, Inc..........................................................................    1,285,988
                                                                                                     -----------
                                                                                                       1,935,019
                                                                                                     -----------
           MULTI-LINE INSURANCE (1.6%)
  22,100   American International Group, Inc.......................................................    2,178,231
                                                                                                     -----------
           PACKAGED SOFTWARE (5.5%)
   8,400   i2 Technologies, Inc.*..................................................................      456,750
  16,300   Intuit Inc.*............................................................................      642,831
  67,700   Microsoft Corp.*........................................................................    2,936,488
  77,600   Oracle Corp.*...........................................................................    2,255,250
  13,775   Veritas Software Corp.*.................................................................    1,205,313
                                                                                                     -----------
                                                                                                       7,496,632
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR (14.1%)
  13,400   Abbott Laboratories.....................................................................      649,063
  46,100   American Home Products Corp.............................................................    2,929,655
  27,400   Bristol-Myers Squibb Co.................................................................    2,025,888
  10,700   Johnson & Johnson.......................................................................    1,124,169
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,600   Lilly (Eli) & Co........................................................................  $   428,088
  20,600   Merck & Co., Inc........................................................................    1,928,675
 166,675   Pfizer Inc..............................................................................    7,667,050
  37,564   Pharmacia Corp..........................................................................    2,291,404
                                                                                                     -----------
                                                                                                      19,043,992
                                                                                                     -----------
           SEMICONDUCTORS (5.6%)
   9,100   Analog Devices, Inc.*...................................................................      465,806
   7,000   Broadcom Corp. (Class A)*...............................................................      591,500
  95,700   Intel Corp..............................................................................    2,894,925
  22,900   Maxim Integrated Products, Inc.*........................................................    1,094,906
   3,800   PMC - Sierra, Inc.*.....................................................................      298,775
  41,100   Texas Instruments, Inc..................................................................    1,947,113
   8,400   TranSwitch Corp.*.......................................................................      328,650
                                                                                                     -----------
                                                                                                       7,621,675
                                                                                                     -----------
           SPECIALTY STORES (0.3%)
  13,900   Tiffany & Co............................................................................      439,588
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.7%)
  21,300   Efficient Networks, Inc.*...............................................................      284,888
  10,700   Qwest Communications International, Inc.*...............................................      438,700
   9,900   TyCom, Ltd.*............................................................................      221,513
                                                                                                     -----------
                                                                                                         945,101
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (5.2%)
  69,100   American Tower Corp. (Class A)*.........................................................    2,617,163
  10,700   CIENA Corp.*............................................................................      870,713
  17,500   Corning Inc.............................................................................      924,219
  16,800   Nokia Oyj (ADR) (Finland)...............................................................      730,800
  31,200   Nortel Networks Corp. (Canada)..........................................................    1,000,350
  27,200   Scientific-Atlanta, Inc.................................................................      885,700
                                                                                                     -----------
                                                                                                       7,028,945
                                                                                                     -----------
           TOBACCO (0.4%)
  11,400   Philip Morris Companies, Inc............................................................      501,600
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (1.0%)
  45,700   Crown Castle International Corp.*.......................................................    1,236,756
   3,800   SBA Communications Corp.*...............................................................      156,038
                                                                                                     -----------
                                                                                                       1,392,794
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $129,437,813).....................................................................  131,870,204
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.6%)
           U.S. GOVERNMENT AGENCY
$  3,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $3,599,425)..................  $  3,599,425
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $133,037,238) (b)...................................................................  100.0%    135,469,629

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.0)        (24,699)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 135,444,930
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $17,976,652 and the aggregate gross unrealized depreciation is $15,544,261,resulting in net unrealized appreciation of $2,432,391.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.8%)
           ADVERTISING/MARKETING SERVICES (0.9%)
  47,600   Interpublic Group of Companies, Inc....................................................  $  2,025,975
  47,000   Omnicom Group, Inc.....................................................................     3,895,125
 134,000   WPP Group PLC (United Kingdom).........................................................     1,746,994
                                                                                                    ------------
                                                                                                       7,668,094
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.5%)
  55,500   General Dynamics Corp..................................................................     4,329,000
                                                                                                    ------------
           AIR FREIGHT/COURIERS (0.2%)
  36,000   FedEx Corp.*...........................................................................     1,438,560
                                                                                                    ------------
           AIRLINES (0.2%)
  46,000   AMR Corp.*.............................................................................     1,802,625
                                                                                                    ------------
           ALUMINUM (0.4%)
  95,400   Alcoa, Inc.............................................................................     3,195,900
                                                                                                    ------------
           APPAREL/FOOTWEAR (0.1%)
  19,900   NIKE, Inc. (Class B)...................................................................     1,110,669
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.5%)
  60,000   Abercrombie & Fitch Co. (Class A)*.....................................................     1,200,000
  37,400   Gap, Inc. (The)........................................................................       953,700
 141,900   Limited, Inc. (The)....................................................................     2,421,169
                                                                                                    ------------
                                                                                                       4,574,869
                                                                                                    ------------
           BEVERAGES: ALCOHOLIC (2.3%)
 275,400   Anheuser-Busch Companies, Inc..........................................................    12,530,700
  91,000   Coors (Adolph) Co. (Class B)...........................................................     7,308,437
                                                                                                    ------------
                                                                                                      19,839,137
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  68,000   Coca-Cola Co...........................................................................     4,143,750
 279,500   PepsiCo, Inc...........................................................................    13,852,719
                                                                                                    ------------
                                                                                                      17,996,469
                                                                                                    ------------
           BIOTECHNOLOGY (4.3%)
  18,400   Abgenix, Inc.*.........................................................................     1,086,750
  23,000   CV Therapeutics, Inc.*.................................................................     1,627,250
  19,700   Enzon, Inc.*...........................................................................     1,222,631
 110,000   Genentech, Inc.*.......................................................................     8,965,000
  34,000   Genzyme Corp. (General Division)*......................................................     3,057,875
  75,300   Human Genome Sciences, Inc.*...........................................................     5,219,231
  42,900   IDEC Pharmaceuticals Corp.*............................................................     8,132,231
  11,600   Invitrogen Corp.*......................................................................     1,001,950
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  82,300   Millennium Pharmaceuticals, Inc.*......................................................  $  5,092,312
  11,700   Protein Design Labs, Inc.*.............................................................     1,016,437
                                                                                                    ------------
                                                                                                      36,421,667
                                                                                                    ------------
           CABLE/SATELLITE T V (2.4%)
  13,000   Adelphia Communications Corp. (Class A)*...............................................       671,125
  20,000   Cablevision Systems Corp. (Class A)*...................................................     1,698,750
 291,000   Charter Communications, Inc. (Class A).................................................     6,602,062
 225,000   Comcast Corp. (Class A Special)*.......................................................     9,393,750
  42,000   Cox Communications, Inc. (Class A)*....................................................     1,955,625
                                                                                                    ------------
                                                                                                      20,321,312
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (2.0%)
 116,200   Brocade Communications Systems, Inc.*..................................................    10,668,612
  63,000   Cisco Systems, Inc.*...................................................................     2,409,750
  28,000   Juniper Networks, Inc.*................................................................     3,529,750
                                                                                                    ------------
                                                                                                      16,608,112
                                                                                                    ------------
           COMPUTER PERIPHERALS (0.6%)
  50,000   EMC Corp.*.............................................................................     3,325,000
  26,300   QLogic Corp.*..........................................................................     2,025,100
                                                                                                    ------------
                                                                                                       5,350,100
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.4%)
  16,000   Palm, Inc.*............................................................................       453,000
 108,000   Sun Microsystems, Inc.*................................................................     3,010,500
                                                                                                    ------------
                                                                                                       3,463,500
                                                                                                    ------------
           CONTRACT DRILLING (1.5%)
 287,200   ENSCO International Inc................................................................     9,782,750
  52,300   Nabors Industries, Inc.*...............................................................     3,093,545
                                                                                                    ------------
                                                                                                      12,876,295
                                                                                                    ------------
           DATA PROCESSING SERVICES (1.3%)
  58,200   Automatic Data Processing, Inc.........................................................     3,684,787
  48,000   BISYS Group, Inc. (The)*...............................................................     2,502,000
  38,000   DST Systems, Inc.*.....................................................................     2,546,000
  46,100   Paychex, Inc...........................................................................     2,241,613
                                                                                                    ------------
                                                                                                      10,974,400
                                                                                                    ------------
           DEPARTMENT STORES (0.5%)
  70,000   Kohl's Corp.*..........................................................................     4,270,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT STORES (1.3%)
  79,000   Target Corp............................................................................  $  2,547,750
 153,000   Wal-Mart Stores, Inc...................................................................     8,128,125
                                                                                                    ------------
                                                                                                      10,675,875
                                                                                                    ------------
           DRUGSTORE CHAINS (1.0%)
 105,600   CVS Corp...............................................................................     6,329,400
  55,000   Walgreen Co............................................................................     2,299,687
                                                                                                    ------------
                                                                                                       8,629,087
                                                                                                    ------------
           ELECTRIC UTILITIES (2.9%)
  65,000   Constellation Energy Group, Inc........................................................     2,929,062
  90,000   Dominion Resources, Inc................................................................     6,030,000
  84,900   Duke Energy Corp.......................................................................     7,237,725
  81,500   Exelon Corp............................................................................     5,722,115
  31,000   FPL Group, Inc.........................................................................     2,224,250
                                                                                                    ------------
                                                                                                      24,143,152
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.3%)
  36,000   Emerson Electric Co....................................................................     2,837,250
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
  44,600   Sawtek, Inc.*..........................................................................     2,059,962
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.3%)
  68,000   Applied Materials, Inc.*...............................................................     2,596,750
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (3.7%)
 155,000   Countrywide Credit Industries, Inc.....................................................     7,788,750
 121,000   Fannie Mae.............................................................................    10,496,750
 155,400   Freddie Mac............................................................................    10,703,175
  38,000   USA Education Inc......................................................................     2,584,000
                                                                                                    ------------
                                                                                                      31,572,675
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (1.7%)
  46,500   American Express Co....................................................................     2,554,594
 225,100   Citigroup, Inc.........................................................................    11,494,169
                                                                                                    ------------
                                                                                                      14,048,763
                                                                                                    ------------
           FOOD RETAIL (1.7%)
 203,000   Kroger Co. (The)*......................................................................     5,493,687
 136,500   Safeway Inc.*..........................................................................     8,531,250
                                                                                                    ------------
                                                                                                      14,024,937
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
  29,300   Groupe Danone (France).................................................................     4,432,656
  64,400   Ralston-Ralston Purina Group...........................................................     1,682,450
 100,400   Sara Lee Corp..........................................................................     2,466,075
  94,451   Unilever N.V. (Netherlands)............................................................     5,944,510
                                                                                                    ------------
                                                                                                      14,525,691
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  83,100   ConAgra, Inc...........................................................................  $  2,160,600
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.6%)
  72,500   Hershey Foods Corp.....................................................................     4,667,187
                                                                                                    ------------
           HOME IMPROVEMENT CHAINS (0.5%)
  84,600   Home Depot, Inc. (The).................................................................     3,865,162
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (3.4%)
 280,000   HCA-The Healthcare Co..................................................................    12,322,800
 180,000   Health Management Associates, Inc. (Class A)*..........................................     3,735,000
 259,000   Tenet Healthcare Corp.*................................................................    11,509,312
   7,300   Universal Health Services, Inc. (Class B)*.............................................       815,775
                                                                                                    ------------
                                                                                                      28,382,887
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (1.5%)
  81,300   Avon Products, Inc.....................................................................     3,892,237
 125,000   Kimberly-Clark Corp....................................................................     8,836,250
                                                                                                    ------------
                                                                                                      12,728,487
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (3.0%)
 183,000   General Electric Co....................................................................     8,772,562
  52,000   Minnesota Mining & Manufacturing Co....................................................     6,266,000
 105,000   Tyco International Ltd. (Bermuda)......................................................     5,827,500
  60,000   United Technologies Corp...............................................................     4,717,500
                                                                                                    ------------
                                                                                                      25,583,562
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (0.7%)
  53,000   Electronic Data Systems Corp...........................................................     3,060,750
  82,500   PeopleSoft, Inc.*......................................................................     3,067,969
                                                                                                    ------------
                                                                                                       6,128,719
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.6%)
  43,000   Marsh & McLennan Companies, Inc........................................................     5,031,000
                                                                                                    ------------
           INTEGRATED OIL (1.3%)
 117,200   Exxon Mobil Corp.......................................................................    10,189,075
  19,100   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     1,156,744
                                                                                                    ------------
                                                                                                      11,345,819
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (1.1%)
 120,400   BEA Systems, Inc.*.....................................................................     8,104,425
  36,500   WatchGuard Technologies, Inc...........................................................     1,154,312
                                                                                                    ------------
                                                                                                       9,258,737
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKS/BROKERS (3.1%)
  76,600   Goldman Sachs Group, Inc. (The)........................................................  $  8,191,412
 122,200   Lehman Brothers Holdings, Inc..........................................................     8,263,775
 140,900   Merrill Lynch & Co., Inc...............................................................     9,607,619
                                                                                                    ------------
                                                                                                      26,062,806
                                                                                                    ------------
           INVESTMENT MANAGERS (0.6%)
 144,000   Amvescap PLC (United Kingdom)..........................................................     2,958,145
  75,000   Federated Investors, Inc. (Class B)....................................................     2,184,375
                                                                                                    ------------
                                                                                                       5,142,520
                                                                                                    ------------
           LIFE/HEALTH INSURANCE (0.5%)
  61,000   AFLAC, Inc.............................................................................     4,403,437
                                                                                                    ------------
           MAJOR BANKS (3.4%)
  88,500   Bank of New York Co., Inc. (The).......................................................     4,884,094
  73,000   BB&T Corp..............................................................................     2,723,812
  45,000   Chase Manhattan Corp. (The)............................................................     2,044,687
  49,500   Mellon Financial Corp..................................................................     2,434,781
  59,000   PNC Financial Services Group, Inc......................................................     4,310,688
  25,300   State Street Corp......................................................................     3,142,513
  39,200   U.S. Bancorp...........................................................................     1,144,150
 151,000   Wells Fargo & Co.......................................................................     8,408,813
                                                                                                    ------------
                                                                                                      29,093,538
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (0.8%)
  89,000   SBC Communications, Inc................................................................     4,249,750
  51,100   Verizon Communications Inc.............................................................     2,561,388
                                                                                                    ------------
                                                                                                       6,811,138
                                                                                                    ------------
           MANAGED HEALTH CARE (0.5%)
  31,800   CIGNA Corp.............................................................................     4,207,140
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.7%)
 175,000   Fox Entertainment Group, Inc. (Series A)*..............................................     3,128,125
  59,000   Viacom, Inc. (Class B)
             (Non-Voting)*........................................................................     2,758,250
                                                                                                    ------------
                                                                                                       5,886,375
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (0.9%)
  73,000   Cardinal Health, Inc...................................................................     7,272,625
                                                                                                    ------------
           MEDICAL SPECIALTIES (3.0%)
 183,100   ALZA Corp.*............................................................................     7,781,750
 112,000   Baxter International, Inc..............................................................     9,891,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  85,700   Biomet, Inc............................................................................  $  3,401,219
  56,000   Inhale Therapeutic Systems, Inc.*......................................................     2,828,000
  28,000   St. Jude Medical, Inc.*................................................................     1,720,250
                                                                                                    ------------
                                                                                                      25,622,219
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.2%)
 124,000   Healthsouth Corp.*.....................................................................     2,022,750
                                                                                                    ------------
           MULTI-LINE INSURANCE (3.0%)
 192,650   American International Group, Inc......................................................    18,988,066
  87,000   Hartford Financial Services Group, Inc. (The) (Note 4).................................     6,144,375
                                                                                                    ------------
                                                                                                      25,132,441
                                                                                                    ------------
           OIL & GAS PIPELINES (1.0%)
 115,400   El Paso Energy Corp....................................................................     8,265,525
                                                                                                    ------------
           PACKAGED SOFTWARE (2.3%)
  72,300   Check Point Software Technologies Ltd. (Israel)*.......................................     9,656,569
  34,900   i2 Technologies, Inc.*.................................................................     1,897,688
  21,000   Mercury Interactive Corp.*.............................................................     1,895,250
 130,000   Oracle Corp.*..........................................................................     3,778,125
  35,900   Siebel Systems, Inc.*..................................................................     2,427,738
                                                                                                    ------------
                                                                                                      19,655,370
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  36,000   Watson Pharmaceuticals, Inc.*..........................................................     1,842,750
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (9.0%)
 290,000   Abbott Laboratories....................................................................    14,046,875
 210,000   American Home Products Corp............................................................    13,345,500
 107,100   Aventis S.A. (France)..................................................................     9,433,047
  44,000   Lilly (Eli) & Co.......................................................................     4,094,750
 112,000   Merck & Co., Inc.......................................................................    10,486,000
  95,000   Pfizer Inc.............................................................................     4,370,000
 168,000   Pharmacia Corp.........................................................................    10,248,000
 177,000   Schering-Plough Corp...................................................................    10,044,750
                                                                                                    ------------
                                                                                                      76,068,922
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (3.4%)
  48,500   Allergan, Inc..........................................................................     4,695,406
  68,400   Forest Laboratories, Inc.*.............................................................     9,088,650
 137,000   King Pharmaceuticals, Inc..............................................................     7,081,188
 109,300   Teva Pharmaceutical Industries Ltd. (ADR) (Israel).....................................     8,006,225
                                                                                                    ------------
                                                                                                      28,871,469
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURERS (3.1%)
  84,100   ACE, Ltd. (Bermuda)....................................................................  $  3,568,994
 149,000   Allstate Corp. (The)...................................................................     6,490,813
  53,000   Chubb Corp. (The)......................................................................     4,584,500
  85,000   Everest Re Group, Ltd. (Bermuda).......................................................     6,088,125
  35,000   PartnerRe Ltd. (Bermuda)...............................................................     2,135,000
  65,000   St. Paul Companies, Inc. (The).........................................................     3,530,313
                                                                                                    ------------
                                                                                                      26,397,745
                                                                                                    ------------
           PULP & PAPER (0.5%)
  55,000   Georgia-Pacific Group..................................................................     1,711,875
  60,000   International Paper Co.................................................................     2,448,750
                                                                                                    ------------
                                                                                                       4,160,625
                                                                                                    ------------
           REGIONAL BANKS (1.4%)
  65,000   Fifth Third Bancorp....................................................................     3,883,750
 101,400   Northern Trust Corp....................................................................     8,270,438
                                                                                                    ------------
                                                                                                      12,154,188
                                                                                                    ------------
           RESTAURANTS (0.5%)
  23,000   Brinker International, Inc.*...........................................................       971,750
  40,000   Darden Restaurants, Inc................................................................       915,000
  58,000   Starbucks Corp.*.......................................................................     2,566,500
                                                                                                    ------------
                                                                                                       4,453,250
                                                                                                    ------------
           SAVINGS BANKS (1.1%)
  43,000   Golden West Financial Corp.............................................................     2,902,500
 113,000   Washington Mutual, Inc.................................................................     5,996,063
                                                                                                    ------------
                                                                                                       8,898,563
                                                                                                    ------------
           SEMICONDUCTORS (1.5%)
  47,000   Altera Corp.*..........................................................................     1,236,688
 138,800   Micron Technology, Inc.*...............................................................     4,927,400
  96,200   Texas Instruments, Inc.................................................................     4,557,475
  49,200   Xilinx, Inc.*..........................................................................     2,269,350
                                                                                                    ------------
                                                                                                      12,990,913
                                                                                                    ------------
           SPECIALTY INSURANCE (1.2%)
  38,100   MGIC Investment Corp...................................................................     2,569,369
  35,800   PMI Group, Inc. (The)..................................................................     2,423,213
  25,800   Radian Group, Inc......................................................................     1,936,613
  33,000   XL Capital Ltd. (Class A) (Bermuda)....................................................     2,883,375
                                                                                                    ------------
                                                                                                       9,812,570
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (3.2%)
  45,000   CIENA Corp.*...........................................................................     3,661,875
  84,700   Comverse Technology, Inc.*.............................................................     9,200,538
  80,000   Motorola, Inc..........................................................................     1,620,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 176,899   Nokia Oyj (ADR) (Finland)..............................................................  $  7,695,107
  50,500   Powerwave Technologies, Inc.*..........................................................     2,954,250
  72,000   Tekelec*...............................................................................     2,160,000
                                                                                                    ------------
                                                                                                      27,291,770
                                                                                                    ------------
           TOBACCO (0.4%)
  74,800   Philip Morris Companies, Inc...........................................................     3,291,200
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.3%)
  66,767   Vodafone Group PLC (ADR) (United Kingdom)..............................................     2,391,094
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $721,133,588)....................................................................   794,709,954
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (4.8%)
           U.S. GOVERNMENT AGENCY
$ 40,650   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $40,643,507)...................................................................    40,643,507
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $761,777,095) (b)...................................................................   98.6%    835,353,461

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4      11,547,835
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 846,901,296
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $89,865,117 and the aggregate gross unrealized depreciation is $16,288,751, resulting in net unrealized appreciation of $73,576,366.

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.3%)
            APPAREL/FOOTWEAR RETAIL (1.2%)
    33,200  Talbot's, Inc. (The)...................................................................  $ 1,514,750
                                                                                                     -----------
            BIOTECHNOLOGY (11.0%)
    60,500  Abgenix, Inc.*.........................................................................    3,573,281
    21,200  Affymetrix, Inc.*......................................................................    1,578,075
    28,400  Genentech, Inc.*.......................................................................    2,314,600
    15,800  Gilead Sciences, Inc.*.................................................................    1,310,412
    47,800  Human Genome Sciences, Inc.*...........................................................    3,313,137
    17,900  Vertex Pharmaceuticals, Inc.*..........................................................    1,279,850
                                                                                                     -----------
                                                                                                      13,369,355
                                                                                                     -----------
            BROADCASTING (6.8%)
    25,699  Clear Channel Communications, Inc.*....................................................    1,244,795
    47,200  Cox Radio, Inc. (Class A)*.............................................................    1,064,950
    47,600  Hispanic Broadcasting Corp.*...........................................................    1,213,800
    75,500  Univision Communications, Inc. (Class A)*..............................................    3,090,781
    87,200  Westwood One, Inc.*....................................................................    1,684,050
                                                                                                     -----------
                                                                                                       8,298,376
                                                                                                     -----------
            CABLE/SATELLITE TV (7.0%)
    51,300  Cablevision Systems Corp. (Class A)*...................................................    4,357,294
   104,500  EchoStar Communications Corp. (Class A)*...............................................    2,377,375
    52,300  Liberty Satellite & Technology, Inc. (Class A)*........................................      165,072
    98,000  Mediacom Communications Corp.*.........................................................    1,684,375
                                                                                                     -----------
                                                                                                       8,584,116
                                                                                                     -----------
            COMPUTER COMMUNICATIONS (7.2%)
    69,200  Juniper Networks, Inc.*................................................................    8,723,525
                                                                                                     -----------
            DATA PROCESSING SERVICES (1.7%)
    43,350  Paychex, Inc...........................................................................    2,107,894
                                                                                                     -----------
            ENGINEERING & CONSTRUCTION (1.4%)
   127,200  SpectraSite Holdings, Inc.*............................................................    1,685,400
                                                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (1.1%)
    32,800  Aether Systems, Inc.*..................................................................    1,283,300
                                                                                                     -----------
            HOSPITAL/NURSING MANAGEMENT (0.9%)
    51,900  Health Management Associates, Inc. (Class A)*..........................................    1,076,925
                                                                                                     -----------
            INFORMATION TECHNOLOGY SERVICES (0.5%)
    26,800  StorageNetworks, Inc.*.................................................................      664,975
                                                                                                     -----------
NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            INTERNET RETAIL (0.7%)
    52,100  Amazon.com, Inc.*......................................................................  $   810,806
                                                                                                     -----------
            INTERNET SOFTWARE/SERVICES (13.2%)
    45,500  Ariba, Inc.*...........................................................................    2,445,625
    28,600  Commerce One, Inc.*....................................................................      723,938
    62,400  Exodus Communications, Inc.*...........................................................    1,248,000
   125,000  Liberate Technologies, Inc.*...........................................................    1,703,125
    24,200  Openwave Systems Inc.*.................................................................    1,160,087
    44,900  VeriSign, Inc.*........................................................................    3,331,019
   151,900  Vignette Corp.*........................................................................    2,734,200
    16,143  webMethods, Inc.*......................................................................    1,435,718
    43,200  Yahoo! Inc.*...........................................................................    1,303,425
                                                                                                     -----------
                                                                                                      16,085,137
                                                                                                     -----------
            INVESTMENT MANAGERS (2.4%)
    68,700  T. Rowe Price Group Inc................................................................    2,903,648
                                                                                                     -----------
            MEDICAL DISTRIBUTORS (2.5%)
    53,000  Andrex Group*..........................................................................    3,067,375
                                                                                                     -----------
            MEDICAL SPECIALTIES (1.2%)
    35,400  MiniMed, Inc.*.........................................................................    1,487,906
                                                                                                     -----------
            MISCELLANEOUS COMMERCIAL SERVICES (1.3%)
    36,100  CheckFree Corp.*.......................................................................    1,554,556
                                                                                                     -----------
            OTHER CONSUMER SERVICES (2.4%)
    67,700  eBay, Inc.*............................................................................    2,234,100
    36,800  Homestore.com, Inc.*...................................................................      740,600
                                                                                                     -----------
                                                                                                       2,974,700
                                                                                                     -----------
            PACKAGED SOFTWARE (9.0%)
    57,100  Rational Software Corp.*...............................................................    2,223,331
   128,400  Siebel Systems, Inc.*..................................................................    8,683,050
                                                                                                     -----------
                                                                                                      10,906,381
                                                                                                     -----------
            PHARMACEUTICALS: OTHER (1.8%)
    27,700  Sepracor, Inc.*........................................................................    2,219,463
                                                                                                     -----------
            SEMICONDUCTORS (10.5%)
    43,400  Altera Corp.*..........................................................................    1,141,963
    45,100  Elantec Semiconductor, Inc.*...........................................................    1,251,525
    30,200  GlobeSpan, Inc.*.......................................................................      830,500
    85,600  Maxim Integrated Products, Inc.*.......................................................    4,092,750
    41,200  Transmeta Corp.*.......................................................................      968,200
    98,600  Xilinx, Inc.*..........................................................................    4,547,925
                                                                                                     -----------
                                                                                                      12,832,863
                                                                                                     -----------
            SPECIALTY STORES (2.3%)
   126,600  Bed Bath & Beyond Inc.*................................................................    2,832,675
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            SPECIALTY TELECOMMUNICATIONS (2.4%)
   119,700  McLeodUSA, Inc. (Class A)*.............................................................  $ 1,690,763
   119,300  Metromedia Fiber Network, Inc. (Class A)*..............................................    1,207,913
                                                                                                     -----------
                                                                                                       2,898,676
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (6.8%)
    64,700  American Tower Corp. (Class A)*........................................................    2,450,513
    21,300  Corvis Corp.*..........................................................................      507,206
    17,000  New Focus, Inc.*.......................................................................      590,750
     3,000  ONI Systems Corp.*.....................................................................      118,688
    27,000  Research In Motion Ltd. (Canada)*......................................................    2,160,000
    49,500  Sonus Networks Inc.*...................................................................    1,249,875
    32,800  Sycamore Networks, Inc.*...............................................................    1,221,800
                                                                                                     -----------
                                                                                                       8,298,832
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (COST $138,564,152)....................................................................  116,181,634
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (7.1%)
            U.S. GOVERNMENT AGENCY (a) (2.0%)
$    2,500  Federal Home Loan Banks 6.23% due 01/12/01
              (COST $2,495,241)...................................................................     2,495,241
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (5.1%)
$    6,154  The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $6,156,875) (b)
              (COST $6,154,310)...................................................................  $  6,154,310
                                                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $8,649,551).....................................................................     8,649,551
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $147,213,703) (C)...................................................................  102.4%    124,831,185

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.4)     (2,945,261)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 121,885,924
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $5,858,529 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $6,277,478.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,787,064 and the aggregate gross unrealized depreciation is $36,169,582, resulting in net unrealized depreciation of $22,382,518.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (89.4%)
            BELGIUM (0.3%)
            BEVERAGES: ALCOHOLIC
    14,500  Interbrew*............................................................................  $    507,022
                                                                                                    ------------

            CANADA (2.4%)
            AEROSPACE & DEFENSE
   115,000  Bombardier, Inc. (Class B)............................................................     1,775,188
                                                                                                    ------------
            MAJOR BANKS
    45,000  Bank of Montreal......................................................................     2,358,472
                                                                                                    ------------

            TOTAL CANADA..........................................................................     4,133,660
                                                                                                    ------------

            CHINA (0.8%)
            MAJOR TELECOMMUNICATIONS
   900,000  China Unicom Ltd.*....................................................................     1,378,811
                                                                                                    ------------
            FINLAND (1.1%)
            TELECOMMUNICATION EQUIPMENT
    44,000  Nokia Corp. (ADR) (Class A)...........................................................     1,914,000
                                                                                                    ------------

            FRANCE (5.8%)
            AEROSPACE & DEFENSE
    20,000  Thales SA.............................................................................       961,782
                                                                                                    ------------
            MAJOR BANKS
    28,800  Societe Generale (A Shares)...........................................................     1,795,980
                                                                                                    ------------
            MEDIA CONGLOMERATES
    22,000  Vivendi Universal SA..................................................................     1,452,752
                                                                                                    ------------
            OIL REFINING/MARKETING
    14,122  Total Fina Elf SA.....................................................................     2,107,183
                                                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
    30,000  Lagardere S.C.A.......................................................................     1,746,468
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    35,000  Alcatel...............................................................................     1,994,685
                                                                                                    ------------
            TOTAL FRANCE..........................................................................    10,058,850
                                                                                                    ------------
            GERMANY (3.9%)
            CHEMICALS: MAJOR DIVERSIFIED
    46,000  Bayer AG..............................................................................     2,430,925
                                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
    45,000  E. ON AG..............................................................................     2,746,872
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INDUSTRIAL SPECIALTIES
    30,000  SGL Carbon AG.........................................................................  $  1,605,168
                                                                                                    ------------

            TOTAL GERMANY.........................................................................     6,782,965
                                                                                                    ------------

            HONG KONG (1.8%)
            ELECTRIC UTILITIES
   201,000  CLP Holdings Ltd......................................................................     1,002,397
                                                                                                    ------------
            RAILROADS
   200,000  MTR Corp., Ltd.*......................................................................       349,991
                                                                                                    ------------
            REAL ESTATE DEVELOPMENT
   500,000  Wharf (Holdings) Ltd. (The)...........................................................     1,214,712
                                                                                                    ------------
            REGIONAL BANKS
   100,000  Dao Heng Bank Group Ltd...............................................................       570,498
                                                                                                    ------------

            TOTAL HONG KONG.......................................................................     3,137,598
                                                                                                    ------------

            IRELAND (0.9%)
            MAJOR BANKS
   150,000  Bank of Ireland.......................................................................     1,509,084
                                                                                                    ------------

            JAPAN (11.9%)
            CABLE/SATELLITE TV
       844  SKY Perfect Communications Inc.*......................................................     1,106,160
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    15,000  Hosiden Corp..........................................................................       563,565
                                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    80,000  NEC Corp..............................................................................     1,460,900
   110,000  Ricoh Co., Ltd........................................................................     2,027,960
                                                                                                    ------------
                                                                                                       3,488,860
                                                                                                    ------------
            ELECTRONICS/APPLIANCES
    14,000  Sony Corp.............................................................................       966,361
                                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
   110,000  Hitachi Ltd...........................................................................       978,418
                                                                                                    ------------
            INDUSTRIAL MACHINERY
    22,000  Fanuc, Ltd............................................................................     1,493,578
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
       200  DDI Corp..............................................................................       962,866
                                                                                                    ------------
            PHARMACEUTICALS: OTHER
    40,000  Yamanouchi Pharmaceutical Co., Ltd....................................................     1,726,518
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            RAILROADS
       200  East Japan Railway Co.................................................................  $  1,170,817
       330  West Japan Railway Co.................................................................     1,456,094
                                                                                                    ------------
                                                                                                       2,626,911
                                                                                                    ------------
            RECREATIONAL PRODUCTS
    61,000  Fuji Photo Film Co., Ltd..............................................................     2,547,663
   300,000  Konica Corp...........................................................................     2,450,852
                                                                                                    ------------
                                                                                                       4,998,515
                                                                                                    ------------
            SEMICONDUCTORS
     4,000  Rohm Co., Ltd.........................................................................       758,410
                                                                                                    ------------
            WIRELESS COMMUNICATIONS
        50  NTT DoCoMo, Inc.......................................................................       860,638
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    20,530,800
                                                                                                    ------------

            MEXICO (0.6%)
            MAJOR TELECOMMUNICATIONS
    25,000  Telefonos de Mexico S.A. (Series L) (ADR).............................................     1,128,125
                                                                                                    ------------
            NETHERLANDS (4.8%)
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    46,560  Koninklijke (Royal) Philips Electronics NV............................................     1,711,398
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
    31,000  ING Groep NV..........................................................................     2,484,506
                                                                                                    ------------
            INDUSTRIAL SPECIALTIES
    40,000  Akzo Nobel N.V........................................................................     2,155,296
                                                                                                    ------------
            LIFE/HEALTH INSURANCE
    45,000  Aegon N.V.............................................................................     1,867,703
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................     8,218,903
                                                                                                    ------------

            SINGAPORE (1.0%)
            AIRLINES
    95,000  Singapore Airlines Ltd................................................................       942,330
                                                                                                    ------------
            PUBLISHING: NEWSPAPERS
    50,000  Singapore Press Holdings Ltd..........................................................       738,178
                                                                                                    ------------
            TOTAL SINGAPORE.......................................................................     1,680,508
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            SOUTH KOREA (0.3%)
            WIRELESS COMMUNICATIONS
    20,000  SK Telecom Co., Ltd. (ADR)............................................................  $    471,250
                                                                                                    ------------

            SPAIN (3.1%)
            AEROSPACE & DEFENSE
    40,000  Grupo Auxiliar Metalurgico, S.A. - Gamesa*............................................       964,608
                                                                                                    ------------
            ELECTRIC UTILITIES
    60,000  Union Electrica Fenosa, S.A...........................................................     1,104,966
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    30,984  Telefonica S.A. (ADR)*................................................................     1,549,200
                                                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
   100,000  Promotora de Informaciones S.A.*......................................................     1,657,920
                                                                                                    ------------

            TOTAL SPAIN...........................................................................     5,276,694
                                                                                                    ------------

            SWEDEN (1.7%)
            INDUSTRIAL CONGLOMERATES
   130,000  Investor AB (B Shares)................................................................     1,945,860
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    84,000  Telefonaktiebolaget LM Ericsson AB (Series B).........................................       958,599
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................     2,904,459
                                                                                                    ------------

            SWITZERLAND (1.6%)
            FOOD: MAJOR DIVERSIFIED
     1,200  Nestle S.A. (Registered Shares).......................................................     2,812,849
                                                                                                    ------------

            UNITED KINGDOM (7.6%)
            BEVERAGES: ALCOHOLIC
   190,000  Diageo PLC............................................................................     2,130,518
                                                                                                    ------------
            ELECTRIC UTILITIES
   130,000  Scottish & Southern Energy PLC........................................................     1,205,051
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
   100,000  Lloyds TSB Group PLC..................................................................     1,058,531
   350,000  Old Mutual PLC........................................................................       868,653
                                                                                                    ------------
                                                                                                       1,927,184
                                                                                                    ------------
            INTEGRATED OIL
    25,256  BP Amoco PLC (ADR)....................................................................     1,209,131
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OIL & GAS PRODUCTION
   150,000  Enterprise Oil PLC....................................................................  $  1,271,583
                                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    40,000  AstraZeneca PLC.......................................................................     2,018,385
    29,588  GlaxoSmithKline PLC*..................................................................       836,080
                                                                                                    ------------
                                                                                                       2,854,465
                                                                                                    ------------
            PUBLISHING: NEWSPAPERS
   102,000  United Business Media PLC.............................................................     1,296,252
                                                                                                    ------------
            WIRELESS COMMUNICATIONS
   342,234  Vodafone Group PLC....................................................................     1,256,160
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    13,150,344
                                                                                                    ------------
            UNITED STATES (39.8%)
            AEROSPACE & DEFENSE
    82,800  General Motors Corp. (Class H)*.......................................................     1,904,400
    90,900  Lockheed Martin Corp..................................................................     3,086,055
                                                                                                    ------------
                                                                                                       4,990,455
                                                                                                    ------------
            ALUMINUM
    63,000  Alcoa, Inc............................................................................     2,110,500
                                                                                                    ------------
            APPAREL/FOOTWEAR RETAIL
    70,800  Gap, Inc. (The).......................................................................     1,805,400
                                                                                                    ------------
            BIOTECHNOLOGY
    41,300  Human Genome Sciences, Inc.*..........................................................     2,862,606
    53,000  Incyte Genomics, Inc.*................................................................     1,318,375
    34,800  Myriad Genetics, Inc.*................................................................     2,879,700
                                                                                                    ------------
                                                                                                       7,060,681
                                                                                                    ------------
            COMPUTER COMMUNICATIONS
    33,100  Cisco Systems, Inc.*..................................................................     1,266,075
                                                                                                    ------------
            COMPUTER PROCESSING HARDWARE
    90,800  Gateway, Inc.*........................................................................     1,633,492
    40,000  Hewlett-Packard Co....................................................................     1,262,500
    52,000  Sun Microsystems, Inc.*...............................................................     1,449,500
                                                                                                    ------------
                                                                                                       4,345,492
                                                                                                    ------------
            DEPARTMENT STORES
   200,000  Saks, Inc.*...........................................................................     2,000,000
                                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    27,000  JDS Uniphase Corp.*...................................................................     1,125,562
    75,000  Rockwell International Corp...........................................................     3,571,875
                                                                                                    ------------
                                                                                                       4,697,437
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCE/RENTAL/LEASING
    26,100  Fannie Mae............................................................................  $  2,264,175
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
    26,400  American Express Co...................................................................     1,450,350
    31,266  Citigroup, Inc........................................................................     1,596,520
                                                                                                    ------------
                                                                                                       3,046,870
                                                                                                    ------------
            FOOD: MAJOR DIVERSIFIED
    54,600  General Mills, Inc....................................................................     2,433,112
                                                                                                    ------------
            HOUSEHOLD/PERSONAL CARE
    24,600  Colgate-Palmolive Co..................................................................     1,587,930
                                                                                                    ------------
            INTEGRATED OIL
    17,200  Chevron Corp..........................................................................     1,452,325
    34,626  Exxon Mobil Corp......................................................................     3,010,298
                                                                                                    ------------
                                                                                                       4,462,623
                                                                                                    ------------
            INTERNET SOFTWARE/SERVICES
    43,900  America Online, Inc.*.................................................................     1,527,720
                                                                                                    ------------
            MAJOR BANKS
    30,900  Chase Manhattan Corp. (The)*..........................................................     1,404,019
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    90,000  Sprint Corp. (FON Group)..............................................................     1,828,125
                                                                                                    ------------
            MANAGED HEALTH CARE
    83,000  Oxford Health Plans, Inc.*............................................................     3,278,500
                                                                                                    ------------
            MEDIA CONGLOMERATES
    55,400  Disney (Walt) Co......................................................................     1,603,137
                                                                                                    ------------
            MEDICAL SPECIALTIES
    25,200  Baxter International, Inc.............................................................     2,225,475
    87,340  Edwards Lifesciences Corp.*...........................................................     1,550,285
                                                                                                    ------------
                                                                                                       3,775,760
                                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    22,800  American Home Products Corp...........................................................     1,448,940
    30,700  Lilly (Eli) & Co......................................................................     2,857,019
                                                                                                    ------------
                                                                                                       4,305,959
                                                                                                    ------------
            SAVINGS BANKS
    53,400  Golden West Financial Corp............................................................     3,604,500
                                                                                                    ------------
            SEMICONDUCTORS
    46,400  Intel Corp............................................................................     1,403,600
    32,000  Texas Instruments, Inc................................................................     1,516,000
                                                                                                    ------------
                                                                                                       2,919,600
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SPECIALTY STORES
   100,400  Bed Bath & Beyond Inc.*...............................................................  $  2,246,450
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................    68,564,520
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (COST $128,305,454)...................................................................   154,160,442
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (10.6%)
            U.S. GOVERNMENT AGENCY
$   18,250  Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $18,247,085)................    18,247,085
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $146,552,539) (b)...................................................................  100.0%    172,407,527

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.0)         (1,293)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 172,406,234
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $37,129,283 and the aggregate gross unrealized depreciation is $11,274,295, resulting in net unrealized appreciation of $25,854,988.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense...............................................................  $  8,692,033      5.0%
Airlines..........................................................................       942,330      0.6
Aluminum..........................................................................     2,110,500      1.2
Apparel/Footwear Retail...........................................................     1,805,400      1.1
Beverages: Alcoholic..............................................................     2,637,540      1.5
Biotechnology.....................................................................     7,060,681      4.1
Cable/Satellite TV................................................................     1,106,160      0.6
Chemicals: Major Diversified......................................................     2,430,925      1.4
Computer Communications...........................................................     1,266,075      0.7
Computer Processing Hardware......................................................     4,345,492      2.5
Department Stores.................................................................     2,000,000      1.2
Electric Utilities................................................................     3,312,414      1.9
Electrical Products...............................................................       563,565      0.3
Electronic Equipment/Instruments..................................................     9,897,696      5.7
Electronics/Appliances............................................................       966,361      0.6
Finance/Rental/Leasing............................................................     2,264,175      1.3
Financial Conglomerates...........................................................     7,458,560      4.3
Food: Major Diversified...........................................................     5,245,961      3.1
Household/Personal Care...........................................................     1,587,930      0.9
Industrial Conglomerates..........................................................     5,671,151      3.3
Industrial Machinery..............................................................     1,493,578      0.9
Industrial Specialties............................................................     3,760,464      2.2
Integrated Oil....................................................................     5,671,754      3.3
Internet Software/Services........................................................     1,527,720      0.9
Life/Health Insurance.............................................................     1,867,703      1.1
Major Banks.......................................................................     7,067,554      4.1
Major Telecommunications..........................................................     5,297,927      3.1
Managed Health Care...............................................................     3,278,500      1.9
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates...............................................................  $  3,055,890      1.8%
Medical Specialties...............................................................     3,775,760      2.2
Oil & Gas Production..............................................................     1,271,583      0.7
Oil Refining/Marketing............................................................     2,107,183      1.2
Pharmaceuticals: Major............................................................     7,160,423      4.2
Pharmaceuticals: Other............................................................     1,726,518      1.0
Publishing: Books/Magazines.......................................................     3,404,388      2.0
Publishing: Newspapers............................................................     2,034,429      1.2
Railroads.........................................................................     2,976,902      1.7
Real Estate Development...........................................................     1,214,712      0.7
Recreational Products.............................................................     4,998,515      2.9
Regional Banks....................................................................       570,498      0.3
Savings Banks.....................................................................     3,604,500      2.1
Semiconductors....................................................................     3,678,010      2.1
Specialty Stores..................................................................     2,246,450      1.3
Telecommunication Equipment.......................................................     4,867,284      2.8
Telecommunications................................................................     1,549,200      0.9
U.S. Government Agency............................................................    18,247,085     10.6
Wireless Communications...........................................................     2,588,048      1.5
                                                                                    ------------    -----
                                                                                    $172,407,527    100.0%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $$154,160,442    89.4%
Short-Term Investments............................................................    18,247,085     10.6
                                                                                    ------------    -----
                                                                                    $172,407,527    100.0%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (85.5%)
           ADVERTISING/MARKETING SERVICES (1.1%)
  22,100   ADVO, Inc.*............................................................................  $    980,689
  18,300   Lamar Advertising Co.*.................................................................       706,266
                                                                                                    ------------
                                                                                                       1,686,955
                                                                                                    ------------
           AEROSPACE & DEFENSE (4.1%)
  11,600   Embraer Aircraft Corp. (ADR) (Brazil)..................................................       461,100
  30,700   Goodrich (B.F.) Co. (The)..............................................................     1,116,712
  52,400   Innovative Solutions & Support, Inc.*..................................................       917,819
  24,500   L-3 Communications Holdings, Inc.*.....................................................     1,886,500
  11,500   Litton Industries, Inc.*...............................................................       904,906
  50,300   Titan Corp. (The)*.....................................................................       817,375
                                                                                                    ------------
                                                                                                       6,104,412
                                                                                                    ------------
           AIR FREIGHT/COURIERS (1.9%)
  64,140   C.H. Robinson Worldwide, Inc...........................................................     2,016,401
  16,000   Expeditors International of Washington, Inc............................................       859,000
                                                                                                    ------------
                                                                                                       2,875,401
                                                                                                    ------------
           AIRLINES (0.3%)
  13,600   SkyWest, Inc...........................................................................       391,000
                                                                                                    ------------
           ALTERNATIVE POWER GENERATION (0.2%)
  25,000   Audio Development Informationsteknik i Malmo AB (Class B) (Sweden)*....................       134,023
  40,000   Electrofuel Inc. (Canada)*.............................................................       206,708
                                                                                                    ------------
                                                                                                         340,731
                                                                                                    ------------
           APPAREL/FOOTWEAR (0.9%)
  27,800   Coach, Inc.*...........................................................................       799,250
  15,500   Kenneth Cole Productions, Inc. (Class A)*..............................................       623,875
                                                                                                    ------------
                                                                                                       1,423,125
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.5%)
   8,200   Chico's FAS, Inc.*.....................................................................       171,175
  20,200   Pacific Sunwear of California, Inc.*...................................................       517,625
                                                                                                    ------------
                                                                                                         688,800
                                                                                                    ------------
           BIOTECHNOLOGY (7.5%)
  17,700   Alkermes, Inc.*........................................................................       555,337
  21,950   BioTransplant, Inc.*...................................................................       190,691
  24,800   Celgene Corp.*.........................................................................       806,000
  17,700   COR Therapeutics, Inc.*................................................................       622,819
  35,600   Dendreon Corp.*........................................................................       534,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,900   Gilead Sciences, Inc.*.................................................................  $    821,081
   4,900   Human Genome Sciences, Inc.*...........................................................       339,631
   6,200   ILEX Oncology, Inc.*...................................................................       163,137
  19,500   ImmunoGen, Inc.*.......................................................................       418,031
  21,700   Intermune Pharmaceuticals, Inc.*.......................................................       968,362
  11,100   Millennium Pharmaceuticals, Inc.*......................................................       686,812
   9,800   NaPro BioTherapeutics, Inc.*...........................................................        83,147
  14,000   NeoPharm, Inc.*........................................................................       530,250
  15,900   Neurocrine Biosciences, Inc.*..........................................................       526,687
  16,500   NPS Pharmaceuticals, Inc.*.............................................................       792,000
  17,100   Onyx Pharmaceuticals, Inc.*............................................................       250,087
  69,700   Progenics Pharmaceuticals, Inc.*.......................................................     1,202,325
  40,000   Titan Pharmaceuticals, Inc.*...........................................................     1,414,800
  29,800   Vion Pharmaceuticals, Inc.*............................................................       238,400
                                                                                                    ------------
                                                                                                      11,143,597
                                                                                                    ------------
           BROADCASTING (0.9%)
  20,200   Univision Communications, Inc. (Class A)*..............................................       826,937
  25,200   USA Networks, Inc.*....................................................................       489,825
                                                                                                    ------------
                                                                                                       1,316,762
                                                                                                    ------------
           CABLE/SATELLITE TV (0.9%)
  12,300   Cablevision Systems Corp. (Class A)*...................................................     1,044,731
  12,700   Mediacom Communications Corp.*.........................................................       218,281
                                                                                                    ------------
                                                                                                       1,263,012
                                                                                                    ------------
           CASINO/GAMING (0.2%)
  10,400   MGM Mirage, Inc........................................................................       293,150
                                                                                                    ------------
           CHEMICALS: SPECIALTY (0.3%)
   8,300   Cambrex Corp...........................................................................       375,575
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.3%)
  11,100   Avocent Corp.*.........................................................................       299,700
  14,600   Emulex Corp.*..........................................................................     1,167,087
  16,200   Ixia*..................................................................................       370,575
                                                                                                    ------------
                                                                                                       1,837,362
                                                                                                    ------------
           COMPUTER PERIPHERALS (1.3%)
  45,700   Avid Technology, Inc.*.................................................................       834,739
  15,600   DSP Group, Inc.*.......................................................................       328,331
  46,200   M-Systems Flash Disk Pioneers Ltd. (Israel)*...........................................       643,912
                                                                                                    ------------
                                                                                                       1,806,982
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DATA PROCESSING SERVICES (0.9%)
  28,200   Fiserv, Inc.*..........................................................................  $  1,337,737
                                                                                                    ------------
           DISCOUNT STORES (0.7%)
  26,100   BJ's Wholesale Club, Inc.*.............................................................     1,001,587
                                                                                                    ------------
           DRUGSTORE CHAINS (1.2%)
  17,300   CVS Corp...............................................................................     1,036,919
  22,800   Duane Reade, Inc.......................................................................       696,825
                                                                                                    ------------
                                                                                                       1,733,744
                                                                                                    ------------
           ELECTRIC UTILITIES (0.2%)
  12,300   Southern Energy, Inc...................................................................       348,244
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.9%)
  18,400   C&D Technologies, Inc.*................................................................       794,650
  11,700   Power-One, Inc.*.......................................................................       459,956
                                                                                                    ------------
                                                                                                       1,254,606
                                                                                                    ------------
           ELECTRONIC COMPONENTS (1.7%)
  26,300   APW Ltd.*..............................................................................       887,625
  12,900   Artesyn Technologies, Inc.*............................................................       204,787
  10,000   Filtronic PLC (United Kingdom).........................................................        64,780
  40,000   Hana Microelectronics Public Co., Ltd. (Thailand)......................................        80,092
  26,600   M-Wave, Inc.*..........................................................................       212,800
  21,900   Methode Electronics, Inc. (Class A)....................................................       502,331
  75,300   Read-Rite Corp.*.......................................................................       303,553
   4,900   Vicor Corp.*...........................................................................       148,837
                                                                                                    ------------
                                                                                                       2,404,805
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (0.2%)
  50,000   Metron Technology N.V.*................................................................       250,000
                                                                                                    ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (2.3%)
  12,200   Adept Technology, Inc.*................................................................       176,900
  13,900   Measurement Specialties, Inc.*.........................................................       271,050
  17,600   Optimal Robotics Corp. (Canada)*.......................................................       590,700
  11,500   PerkinElmer, Inc.......................................................................     1,207,500
  12,200   Waters Corp.*..........................................................................     1,018,700
                                                                                                    ------------
                                                                                                       3,264,850
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.7%)
  15,400   Keithley Instruments, Inc..............................................................       663,163
  25,000   Therma-Wave Inc.*......................................................................       350,000
                                                                                                    ------------
                                                                                                       1,013,163
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ENGINEERING & CONSTRUCTION (1.9%)
  18,900   Dycom Industries, Inc.*................................................................  $    679,219
  19,000   Insituform Technologies, Inc. (Class A)................................................       757,625
  28,600   Quanta Services, Inc.*.................................................................       920,563
  23,900   Spectrasite Holdings, Inc.*............................................................       316,675
                                                                                                    ------------
                                                                                                       2,674,082
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.1%)
   1,200   SEI Investments Co.....................................................................       134,400
                                                                                                    ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  13,000   Dreyer's Grand Ice Cream, Inc..........................................................       419,250
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.2%)
   6,700   Hain Celestial Group, Inc.*............................................................       217,750
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (2.9%)
  14,300   Community Health Care*.................................................................       500,500
  20,800   Health Management Associates, Inc. (Class A)*..........................................       431,600
  20,400   LifePoint Hospitals, Inc.*.............................................................     1,022,550
  27,700   Manor Care, Inc.*......................................................................       571,313
  12,300   Province Healthcare Co.*...............................................................       484,313
  25,500   Tenet Healthcare Corp.*................................................................     1,133,156
                                                                                                    ------------
                                                                                                       4,143,432
                                                                                                    ------------
           INDUSTRIAL MACHINERY (0.2%)
   7,500   Singulus Technologies AG (Germany)*....................................................       254,340
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (2.4%)
  12,900   Documentum, Inc.*......................................................................       640,969
  45,600   Manhattan Associates, Inc.*............................................................     1,943,700
  24,600   PeopleSoft, Inc.*......................................................................       914,813
                                                                                                    ------------
                                                                                                       3,499,482
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (1.0%)
  18,900   Agile Software Co.*....................................................................       933,188
  12,300   Embarcadero Technologies, Inc.*........................................................       553,500
                                                                                                    ------------
                                                                                                       1,486,688
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (0.4%)
   6,100   Investors Financial Services Corp......................................................       524,600
                                                                                                    ------------
           MANAGED HEALTH CARE (0.6%)
  21,400   Oxford Health Plans, Inc.*.............................................................       845,300
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MARINE SHIPPING (0.2%)
  15,000   UTI Worldwide, Inc.*...................................................................  $    301,875
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (2.3%)
  17,900   AmeriSource Health Corp. (Class A)*....................................................       903,950
   6,100   Andrex Group*..........................................................................       353,038
  49,900   Priority Healthcare Corp.*.............................................................     2,036,544
                                                                                                    ------------
                                                                                                       3,293,532
                                                                                                    ------------
           MEDICAL SPECIALTIES (6.2%)
  59,800   ABIOMED, Inc.*.........................................................................     1,450,150
  28,300   ALZA Corp.*............................................................................     1,202,750
   6,200   Coherent, Inc.*........................................................................       201,500
  44,800   Cytyc Corp.*...........................................................................     2,802,800
  41,300   PharmaNetics, Inc.*....................................................................       485,275
  33,600   ResMed, Inc.*..........................................................................     1,339,800
  13,100   SonoSite, Inc.*........................................................................       167,025
  36,100   Zoll Medical Corp.*....................................................................     1,265,756
                                                                                                    ------------
                                                                                                       8,915,056
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.9%)
  23,300   Lincare Holdings, Inc.*................................................................     1,329,556
                                                                                                    ------------
           METAL FABRICATIONS (2.2%)
  28,100   Precision Castparts Corp...............................................................     1,181,956
  39,400   Shaw Group Inc. (The)*.................................................................     1,970,000
                                                                                                    ------------
                                                                                                       3,151,956
                                                                                                    ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.7%)
  23,300   Concord EFS, Inc.*.....................................................................     1,023,744
   7,000   Mediagrif Interactive Technologies Inc. (Canada)*......................................        28,006
                                                                                                    ------------
                                                                                                       1,051,750
                                                                                                    ------------
           MISCELLANEOUS MANUFACTURING (1.2%)
  30,600   Mettler-Toledo International Inc.*.....................................................     1,663,875
                                                                                                    ------------
           MOTOR VEHICLES (0.5%)
  17,800   Harley-Davidson, Inc...................................................................       707,550
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (0.5%)
   8,100   Crown Media Holdings, Inc. (Class A)*..................................................       164,531
  19,600   Pixar, Inc.*...........................................................................       588,000
                                                                                                    ------------
                                                                                                         752,531
                                                                                                    ------------
           OIL & GAS PRODUCTION (4.5%)
  50,900   Cabot Oil & Gas Corp. (Class A)........................................................     1,587,444
 139,950   Cross Timbers Oil Co...................................................................     3,883,613
  40,000   DevX Energy, Inc.*.....................................................................       315,000
  43,100   Hurricane Hydrocarbons Ltd. (Class A)*.................................................       219,853
  12,700   St. Mary Land & Exploration Co.........................................................       423,069
                                                                                                    ------------
                                                                                                       6,428,979
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OILFIELD SERVICES/EQUIPMENT (0.1%)
   3,700   Veritas DGC Inc.*......................................................................  $    119,510
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.3%)
  20,000   Eniro AB (Sweden)*.....................................................................       201,699
  27,500   Ticketmaster Online-CitySearch, Inc. (Series B)*.......................................       230,313
                                                                                                    ------------
                                                                                                         432,012
                                                                                                    ------------
           PACKAGED SOFTWARE (6.1%)
  84,400   Inet Technologies, Inc.*...............................................................     3,418,200
  19,800   Manugistics Group, Inc.*...............................................................     1,128,600
   6,200   Micromuse Inc.*........................................................................       374,228
  37,800   Peregine Systems, Inc.*................................................................       746,550
  11,300   Precise Software Solutions Ltd.*.......................................................       279,675
 134,900   Project Software & Development, Inc.*..................................................     1,448,067
  28,200   Rational Software Corp.*...............................................................     1,098,038
   7,900   Ulticom, Inc.*.........................................................................       269,094
                                                                                                    ------------
                                                                                                       8,762,452
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (1.6%)
  18,400   Barr Laboratories, Inc.*...............................................................     1,342,050
  29,700   ICN Pharmaceuticals, Inc...............................................................       911,419
                                                                                                    ------------
                                                                                                       2,253,469
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (1.8%)
   6,800   Allergan, Inc.*........................................................................       658,325
  13,781   Biovail Corp. (Canada)*................................................................       535,254
   7,639   Elan Corp. PLC (ADR) (Ireland)*........................................................       357,601
   6,200   Forest Laboratories, Inc.*.............................................................       823,825
  15,200   Matrix Pharmaceutical, Inc.*...........................................................       260,300
                                                                                                    ------------
                                                                                                       2,635,305
                                                                                                    ------------
           PRECIOUS METALS (1.7%)
  62,800   Stillwater Mining Co.*.................................................................     2,471,180
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.6%)
  17,000   Everest Re Group, Ltd. (Bermuda).......................................................     1,217,625
  13,600   RenaissanceRe Holdings, Ltd. (Bermuda).................................................     1,065,050
                                                                                                    ------------
                                                                                                       2,282,675
                                                                                                    ------------
           PUBLISHING: NEWSPAPERS (0.1%)
  10,000   Metro International S.A. (Class B) (Sweden)*...........................................        91,295
                                                                                                    ------------
           RECREATIONAL PRODUCTS (1.2%)
  58,350   Concord Camera Corp.*..................................................................       962,775
  16,600   Electronic Arts Inc.*..................................................................       707,575
                                                                                                    ------------
                                                                                                       1,670,350
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RESTAURANTS (0.2%)
  11,700   California Pizza Kitchen, Inc.*........................................................  $    330,525
                                                                                                    ------------
           SEMICONDUCTORS (1.9%)
  36,400   Exar Corp.*............................................................................     1,127,831
     850   Micronas Semiconductor Holding AG (Switzerland)*.......................................       357,373
  19,000   MIPS Technologies, Inc.*...............................................................       484,203
  90,900   Oak Technology, Inc.*..................................................................       789,694
  25,000   Parthus Technologies PLC (Ireland)*....................................................        66,158
                                                                                                    ------------
                                                                                                       2,825,259
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (3.8%)
  10,600   Cerner Corp.*..........................................................................       490,250
  27,400   IMPATH Inc.*...........................................................................     1,822,100
  16,000   Laboratory Corp. of America Holdings*..................................................     2,816,000
  10,000   MDS Inc. (Canada)......................................................................       148,030
   5,700   Specialty Laboratories, Inc.*..........................................................       188,813
                                                                                                    ------------
                                                                                                       5,465,193
                                                                                                    ------------
           SPECIALTY STORES (0.9%)
  42,250   Cost Plus, Inc.*.......................................................................     1,241,094
                                                                                                    ------------
           SPECIALTY TELECOMMUNICATIONS (0.5%)
  66,600   Pinnacle Holdings, Inc.*...............................................................       603,563
  23,800   Viatel, Inc.*..........................................................................        88,506
                                                                                                    ------------
                                                                                                         692,069
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (3.3%)
  36,700   Andrew Corp.*..........................................................................       798,225
   8,900   CIENA Corp.*...........................................................................       724,238
   7,100   DDi Corp.*.............................................................................       193,475
  45,000   Garmin Ltd.............................................................................       888,750
  30,500   Paradyne Networks, Inc.*...............................................................        55,281
   4,000   Plantronics, Inc.*.....................................................................       188,000
  17,100   Polycom, Inc.*.........................................................................       550,406
  13,300   Powerwave Technologies, Inc.*..........................................................       778,050
  19,000   RADVision Ltd.*........................................................................       233,938
  10,000   Tandberg ASA (Norway)*.................................................................        92,346
  25,100   ViaSat, Inc.*..........................................................................       329,438
                                                                                                    ------------
                                                                                                       4,832,147
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (1.0%)
  15,200   AirGate PCS, Inc.*.....................................................................       539,600
  22,100   Western Wireless Corp. (Class A)*......................................................       866,042
                                                                                                    ------------
                                                                                                       1,405,642
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $123,550,989)....................................................................   123,461,761
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CONVERTIBLE BOND (0.1%)
           TELECOMMUNICATION EQUIPMENT (0.1%)
$    140   Cyras Systems, Inc. - 144A** 4.50% due 08/15/05
             (COST $140,000)......................................................................  $    163,800
                                                                                                    ------------

           SHORT-TERM INVESTMENT(a) (10.4%)
           U.S. GOVERNMENT AGENCY
  14,900   Federal National Mortgage Association 5.75% due 01/02/01 (COST $14,897,620)............    14,897,620
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $138,588,609)(B)....................................................................   96.0%    138,523,181

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    4.0       5,832,743
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 144,355,924
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $16,153,023 and the aggregate gross unrealized depreciation is $16,218,451, resulting in net unrealized depreciation of $65,428.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000

     CONTRACTS           IN EXCHANGE       DELIVERY     UNREALIZED
    TO DELIVER               FOR             DATE     (DEPRECIATION)
--------------------------------------------------------------------
         CAD 28,519              $18,975   01/04/01    $        (42)
         CAD 13,856              $ 9,219   01/04/01             (20)
        DKK 147,023              $18,230   01/02/01            (338)
                                                       ------------
Net unrealized depreciation.........................   $       (400)
                                                       ============

CURRENCY ABBREVIATIONS:
------------------------

CAD  Canadian Dollar.
DKK  Danish Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS AND RIGHTS (90.7%)
             ARGENTINA (1.6%)
             MAJOR TELECOMMUNICATIONS
      5,010  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)..........................  $    78,594
                                                                                                     -----------
             OIL & GAS PRODUCTION
      4,864  Perez Companc S.A. (ADR)..............................................................       76,000
                                                                                                     -----------
             REGIONAL BANKS
      2,610  Banco Frances del Rio de La Plata S.A. (ADR)..........................................       54,810
                                                                                                     -----------

             TOTAL ARGENTINA.......................................................................      209,404
                                                                                                     -----------
             BRAZIL (11.2%)
             BEVERAGES: ALCOHOLIC
      4,395  Companhia de Bebidas das Americas (ADR)...............................................      113,171
                                                                                                     -----------
             ELECTRIC UTILITIES
      3,402  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)...............................       48,478
      7,840  Companhia Paranaense de Energia - Copel (ADR) (Pref.).................................       66,150
                                                                                                     -----------
                                                                                                         114,628
                                                                                                     -----------
             FOOD RETAIL
      2,860  Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)........................      104,390
                                                                                                     -----------
             INTEGRATED OIL
      3,940  Petroleo Brasileiro S.A. (ADR)*.......................................................       99,485
      6,855  Petroleo Brasileiro S.A. (Pref.)......................................................      160,852
                                                                                                     -----------
                                                                                                         260,337
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      1,534  Brasil Telecom Participacoes S.A. (ADR)...............................................       90,506
      2,635  Telecomunicacoes Brasileiras S.A. - Telebras (ADR)....................................      192,026
                                                                                                     -----------
                                                                                                         282,532
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER METALS/MINERALS
      3,740  Companhia Vale do Rio Doce (Pref.) (Class A)*.........................................  $    91,018
        680  Companhia Vale do Rio Doce S.A. (ADR)*................................................       16,745
      5,000  Companhia Vale do Rio Doce S.A. (Debentures)*.........................................      --
                                                                                                     -----------
                                                                                                         107,763
                                                                                                     -----------
             REGIONAL BANKS
 19,092,000  Banco Bradesco S.A. (Pref.)...........................................................      137,000
    732,389  Banco Bradesco S.A. (Rights)*.........................................................        2,440
  1,461,000  Banco Itau S.A. (Pref.)...............................................................      138,537
      2,770  Uniao de Bancos Brasileiros S.A. (GDR)................................................       81,542
                                                                                                     -----------
                                                                                                         359,519
                                                                                                     -----------
             SPECIALTY TELECOMMUNICATIONS
      1,912  Embratel Participacoes S.A. (ADR) (Pref.).............................................       29,994
      4,572  Tele Norte Leste Participacoes S.A. (ADR) (Pref.).....................................      104,299
                                                                                                     -----------
                                                                                                         134,293
                                                                                                     -----------

             TOTAL BRAZIL..........................................................................    1,476,633
                                                                                                     -----------

             CAYMAN ISLANDS (0.8%)
             INVESTMENT TRUSTS/MUTUAL FUNDS
      8,093  Formosa Growth Fund Ltd.*.............................................................      102,053
                                                                                                     -----------

             CHILE (1.9%)
             BEVERAGES: ALCOHOLIC
      2,760  Compania Cervecerias Unidas S.A. (ADR)................................................       59,340
      2,720  Vina Concha Y Toro S.A. (ADR).........................................................      106,080
                                                                                                     -----------
                                                                                                         165,420
                                                                                                     -----------
             BEVERAGES: NON-ALCOHOLIC
      2,930  Embotelladora Andina S.A. (Series A) (ADR)............................................       35,160
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      3,878  Cia de Telecommunicaciones de Chile S.A. (ADR)*.......................................       51,141
                                                                                                     -----------

             TOTAL CHILE...........................................................................      251,721
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             CHINA (3.7%)
             ELECTRIC UTILITIES
    438,000  Huaneng Power International, Inc. (Class H)...........................................  $   211,975
                                                                                                     -----------
             INTEGRATED OIL
  1,644,000  PetroChina Co. Ltd. (Class H).........................................................      273,993
                                                                                                     -----------

             TOTAL CHINA...........................................................................      485,968
                                                                                                     -----------

             GREECE (4.4%)
             CONSTRUCTION MATERIALS
      1,280  Titan Cement Co. S.A..................................................................       50,274
                                                                                                     -----------
             MAJOR BANKS
      2,926  National Bank of Greece S.A...........................................................      111,487
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      7,902  Hellenic Telecommunication Organization S.A...........................................      118,708
                                                                                                     -----------
             OIL & GAS PRODUCTION
      5,550  Hellenic Petroleum S.A................................................................       54,535
                                                                                                     -----------
             REGIONAL BANKS
      4,612  Alpha Bank A.E........................................................................      159,347
                                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT
      2,734  Intracom S.A..........................................................................       61,885
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
      3,350  Panafon Hellenic Telecom S.A..........................................................       25,140
                                                                                                     -----------

             TOTAL GREECE..........................................................................      581,376
                                                                                                     -----------
             HONG KONG (6.7%)
             COMPUTER PROCESSING HARDWARE
    566,000  Legend Holdings Ltd...................................................................      355,555
                                                                                                     -----------
             MISCELLANEOUS COMMERCIAL SERVICES
    112,500  Cosco Pacific Ltd.....................................................................       87,257
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
     82,000  China Mobile Ltd.*....................................................................      447,835
                                                                                                     -----------

             TOTAL HONG KONG.......................................................................      890,647
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

             HUNGARY (1.8%)
             MAJOR TELECOMMUNICATIONS
     13,050  Magyar Tavkozlesi RT..................................................................  $    54,476
      3,200  Magyar Tavkozlesi RT (ADR)............................................................       65,400
                                                                                                     -----------
                                                                                                         119,876
                                                                                                     -----------
             REGIONAL BANKS
      2,130  OTP Bank RT...........................................................................      120,144
                                                                                                     -----------

             TOTAL HUNGARY.........................................................................      240,020
                                                                                                     -----------

             INDIA (3.9%)
             MAJOR TELECOMMUNICATIONS
     33,825  Videsh Sanchar Nigam Ltd. (ADR).......................................................      422,813
                                                                                                     -----------
             SPECIALTY TELECOMMUNICATIONS
     12,200  Mahanagar Telephone Nigam Ltd. (GDR)..................................................       96,380
                                                                                                     -----------

             TOTAL INDIA...........................................................................      519,193
                                                                                                     -----------

             ISRAEL (4.1%)
             AEROSPACE & DEFENSE
      5,721  Elbit Systems Ltd. ...................................................................       74,517
                                                                                                     -----------
             MAJOR BANKS
     25,550  Bank Hapoalim Ltd.....................................................................       74,073
     21,400  Bank Leumi Le-Israel..................................................................       49,560
                                                                                                     -----------
                                                                                                         123,633
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     10,470  Bezeq Israeli Telecommunication Corp., Ltd............................................       56,154
                                                                                                     -----------
             PHARMACEUTICALS: OTHER
      3,000  Teva Pharmaceutical Industries Ltd. (ADR).............................................      219,750
                                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT
      2,880  ECI Telecom Ltd.......................................................................       40,275
      1,130  NICE-Systems Ltd. (ADR)*..............................................................       22,671
                                                                                                     -----------
                                                                                                          62,946
                                                                                                     -----------

             TOTAL ISRAEL..........................................................................      537,000
                                                                                                     -----------

             MEXICO (10.3%)
             BEVERAGES: ALCOHOLIC
     58,500  Grupo Modelo S.A. de C.V. (Series C)..................................................      154,746
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             BEVERAGES: NON-ALCOHOLIC
      1,360  Fomento Economico Mexicano, S.A. de C.V. (ADR)........................................  $    40,630
                                                                                                     -----------
             BROADCASTING
      3,280  Grupo Televisa S.A. (GDR)*............................................................      147,395
                                                                                                     -----------
             CONSTRUCTION MATERIALS
      4,382  Cemex S.A. de C.V. (ADR)..............................................................       79,150
                                                                                                     -----------
             DISCOUNT STORES
    119,400  Wal-Mart de Mexico S.A. de C.V. (Series C)*...........................................      219,230
                                                                                                     -----------
             HOUSEHOLD/PERSONAL CARE
     21,710  Kimberly-Clark de Mexico S.A. de C.V. (A Shares)......................................       59,905
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     12,130  Telefonos de Mexico S.A. de C.V. (Series L) (ADR).....................................      547,366
                                                                                                     -----------
             REGIONAL BANKS
     74,010  Grupo Financiero Banamex Accival, SA de C.V. (O Shares)*..............................      121,303
                                                                                                     -----------

             TOTAL MEXICO..........................................................................    1,369,725
                                                                                                     -----------

             POLAND (2.7%)
             ELECTRICAL PRODUCTS
     12,400  Elektrim Spolka Akcyjna S.A...........................................................      151,665
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     11,900  Telekomunikacja Polska S.A. (ADR) - 144A**............................................       81,218
                                                                                                     -----------
             REGIONAL BANKS
      1,550  Bank Slaski S.A.......................................................................       88,047
      1,198  BRE Bank S.A..........................................................................       37,935
                                                                                                     -----------
                                                                                                         125,982
                                                                                                     -----------
             TOTAL POLAND..........................................................................      358,865
                                                                                                     -----------

             RUSSIA (1.0%)
             ELECTRIC UTILITIES
      2,325  Unified Energy Systems (ADR)..........................................................       18,455
                                                                                                     -----------
             INTEGRATED OIL
      1,625  Lukoil Holding Co. (ADR)..............................................................       58,500
                                                                                                     -----------
             OIL & GAS PRODUCTION
      4,175  Surgutneftegaz (ADR)..................................................................       42,585
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             SPECIALTY TELECOMMUNICATIONS
      2,500  Rostelecom (ADR)......................................................................  $    12,969
                                                                                                     -----------

             TOTAL RUSSIA..........................................................................      132,509
                                                                                                     -----------

             SOUTH AFRICA (12.4%)
             APPAREL/FOOTWEAR RETAIL
        522  Edgars Consolidated Stores Ltd........................................................        1,762
                                                                                                     -----------
             BEVERAGES: ALCOHOLIC
     12,072  South African Breweries PLC...........................................................       84,532
                                                                                                     -----------
             FINANCIAL CONGLOMERATES
     18,750  Johnnic Holdings Ltd..................................................................      205,578
                                                                                                     -----------
             LIFE/HEALTH INSURANCE
     13,610  Liberty Group Ltd.....................................................................      120,918
    125,010  Sanlam Ltd............................................................................      157,301
                                                                                                     -----------
                                                                                                         278,219
                                                                                                     -----------
             OTHER METALS/MINERALS
      7,620  De Beers Consolidated Mines Ltd. (Units)++............................................      200,592
                                                                                                     -----------
             PRECIOUS METALS
      6,065  Anglo American Platinum Corporation Ltd...............................................      281,956
      4,940  Anglo American PLC....................................................................      265,937
      2,076  Anglogold Ltd.........................................................................       60,388
                                                                                                     -----------
                                                                                                         608,281
                                                                                                     -----------
             REAL ESTATE DEVELOPMENT
      5,577  Liberty International PLC.............................................................       41,107
                                                                                                     -----------
             REGIONAL BANKS
     13,880  Nedcor Investment Bank Holdings.......................................................        4,933
      9,488  Nedcor Ltd............................................................................      213,550
                                                                                                     -----------
                                                                                                         218,483
                                                                                                     -----------

             TOTAL SOUTH AFRICA....................................................................    1,638,554
                                                                                                     -----------

             SOUTH KOREA (15.8%)
             ELECTRONICS/APPLIANCES
      1,288  Samsung Electronics Co................................................................      160,619
                                                                                                     -----------
             MAJOR BANKS
     26,422  Kookmin Bank..........................................................................      310,724
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      4,800  Korea Telecom Corp....................................................................      253,828
     13,870  Korea Telecom Corp. (ADR).............................................................      429,970
                                                                                                     -----------
                                                                                                         683,798
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             STEEL
      5,610  Pohang Iron & Steel Co., Ltd..........................................................  $   338,725
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
      3,000  SK Telecom Co., Ltd...................................................................      599,053
                                                                                                     -----------
             TOTAL SOUTH KOREA.....................................................................    2,092,919
                                                                                                     -----------
             TAIWAN (5.0%)
             COMPUTER PROCESSING HARDWARE
     37,858  Acer Inc. (GDR).......................................................................       88,020
     21,322  Asustek Computer Inc. (GDR)...........................................................       64,499
        121  Asustek Computer Inc. (GDR) - 144A**..................................................          366
                                                                                                     -----------
                                                                                                         152,885
                                                                                                     -----------
             ELECTRONIC PRODUCTION EQUIPMENT
     29,262  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*...................................      504,770
                                                                                                     -----------
             TOTAL TAIWAN..........................................................................      657,655
                                                                                                     -----------
             TURKEY (3.2%)
             CONSTRUCTION MATERIALS
  3,441,600  Akcansa Cimento A.S...................................................................       36,427
                                                                                                     -----------
             ELECTRONICS/APPLIANCES
  3,135,000  Arcelik A.S...........................................................................       53,745
    134,050  Vestel Elektronik Sanayi ve Ticaret A.S. (GDR) - 144A**...............................       23,794
                                                                                                     -----------
                                                                                                          77,539
                                                                                                     -----------
             FOOD RETAIL
    664,300  Migros Turk T.A.S.....................................................................       85,167
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             REGIONAL BANKS
  8,242,000  Akbank T.A.S..........................................................................  $    52,219
  6,940,936  Turkiye Is Bankasi (C Shares).........................................................      113,820
 10,497,700  Yapi ve Kredi Bankasi A.S.*...........................................................       53,991
                                                                                                     -----------
                                                                                                         220,030
                                                                                                     -----------

             TOTAL TURKEY..........................................................................      419,163
                                                                                                     -----------

             VENEZUELA (0.2%)
             MAJOR TELECOMMUNICATIONS
      1,530  Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR) (Class D)..............       28,974
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $12,867,964) (A).....................................................................   90.7%    11,992,379

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    9.3      1,230,308
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 13,222,687
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
=/= Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,566,008 and the aggregate gross unrealized depreciation is $2,441,593, resulting in net unrealized depreciation of $875,585.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense................................................................  $    74,517      0.6%
Apparel/Footwear Retail............................................................        1,762      0.0
Beverages: Alcoholic...............................................................      517,869      3.9
Beverages: Non-Alcoholic...........................................................       75,790      0.6
Broadcasting.......................................................................      147,395      1.1
Computer Processing Hardware.......................................................      508,440      3.8
Construction Materials.............................................................      165,852      1.3
Discount Stores....................................................................      219,230      1.7
Electric Utilities.................................................................      345,059      2.6
Electrical Products................................................................      151,665      1.1
Electronic Production Equipment....................................................      504,770      3.8
Electronics/Appliances.............................................................      238,158      1.8
Financial Conglomerates............................................................      205,578      1.6
Food Retail........................................................................      189,557      1.4
Household/Personal Care............................................................       59,905      0.5
Integrated Oil.....................................................................      592,830      4.5
Investment Trusts/Mutual Funds.....................................................      102,053      0.8
Life/Health Insurance..............................................................      278,219      2.1
Major Banks........................................................................      545,845      4.1
Major Telecommunications...........................................................    2,471,173     18.7
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services..................................................  $    87,257      0.7%
Oil & Gas Production...............................................................      173,120      1.3
Other Metals/Minerals..............................................................      308,355      2.3
Pharmaceuticals: Other.............................................................      219,750      1.7
Precious Metals....................................................................      608,281      4.6
Real Estate Development............................................................       41,107      0.3
Regional Banks.....................................................................    1,379,617     10.4
Specialty Telecommunications.......................................................      243,642      1.8
Steel..............................................................................      338,725      2.6
Telecommunication Equipment........................................................      124,831      0.9
Wireless Communications............................................................    1,072,027      8.1
                                                                                     -----------     ----
                                                                                     $11,992,379     90.7%
                                                                                     -----------     ----
                                                                                     -----------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $11,414,054     86.3%
Preferred Stocks...................................................................      575,885      4.4
Rights.............................................................................        2,440      0.0
                                                                                     -----------    -----
                                                                                     $11,992,379     90.7%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                NORTH
                                               AMERICAN
                                   MONEY      GOVERNMENT  DIVERSIFIED     BALANCED
                                   MARKET     SECURITIES     INCOME        GROWTH      UTILITIES
--------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $122,035,963  $7,621,820  $ 64,887,035  $122,314,562  $201,522,967
Cash..........................         1,530     --          3,937,032        62,208        44,670
Receivable for:
    Investments sold..........       --          --            --            --            --
    Shares of beneficial
      interest sold...........       157,756     --              3,263        23,618        96,143
    Dividends.................       --          --            --             81,905       253,797
    Interest..................       197,230     54,380      1,444,390       366,219       279,183
    Foreign withholding taxes
      reclaimed...............       --          --            --            --              8,371
    Principal paydowns........       --          20,426        --            --            --
Prepaid expenses and other
  assets......................       --           2,379            863        48,822           483
                                ------------  ----------  ------------  ------------  ------------
     TOTAL ASSETS.............   122,392,479  7,699,005     70,272,583   122,897,334   202,205,614
                                ------------  ----------  ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --          --            --            415,253       --
    Shares of beneficial
      interest repurchased....     1,367,293        948         24,963        30,696        77,350
    Plan of distribution
      fee.....................           458     --                102           271           985
    Investment management
      fees....................        47,900      4,228         23,628        61,058       109,391
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --          --            139,585       --            --
Accrued expenses and other
  payables....................        28,899     17,151         39,351        23,581        34,215
                                ------------  ----------  ------------  ------------  ------------
     TOTAL LIABILITIES........     1,444,550     22,327        227,629       530,859       221,941
                                ------------  ----------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   120,947,850  7,718,262     91,202,129   116,223,929   155,191,490
Accumulated undistributed net
  investment income (net
  investment loss)............            79     42,166       (543,690)      --            --
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........       --         (65,525)    (2,774,767)   (3,151,636)    2,564,140
Net unrealized appreciation
  (depreciation)..............       --         (18,225)   (17,838,718)    9,294,182    44,228,043
                                ------------  ----------  ------------  ------------  ------------
     NET ASSETS...............  $120,947,929  $7,676,678  $ 70,044,954  $122,366,475  $201,983,673
                                ============  ==========  ============  ============  ============
     *COST....................  $122,035,963  $7,640,045  $ 82,601,420  $113,020,380  $157,294,924
                                ============  ==========  ============  ============  ============
CLASS X SHARES:
Net Assets....................  $118,274,481  $7,676,678  $ 69,442,932  $120,911,189  $196,489,290
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................   118,274,404    761,467      8,874,192     8,117,293     8,189,415
    NET ASSET VALUE PER
  SHARE.......................         $1.00     $10.08          $7.83        $14.90        $23.99
                                ============  ==========  ============  ============  ============
CLASS Y SHARES:
Net Assets....................    $2,673,448     --           $602,022    $1,455,286    $5,494,383
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................     2,673,446     --             77,048        97,824       229,067
    NET ASSET VALUE PER                          --
  SHARE.......................         $1.00                     $7.81        $14.88        $23.99
                                ============              ============  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                  DIVIDEND    VALUE-ADDED                   AMERICAN       MID-CAP        GLOBAL      DEVELOPING
                                   GROWTH        MARKET        GROWTH     OPPORTUNITIES     EQUITY        EQUITY        GROWTH
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $622,620,516  $185,195,938  $135,469,629  $835,353,461   $124,831,185  $172,407,527  $138,523,181
Cash..........................       --             92,750        74,275        80,536        --             74,988        55,199
Receivable for:
    Investments sold..........       --          2,371,683       484,947    23,634,140      3,346,419     1,272,459     5,877,131
    Shares of beneficial
      interest sold...........       335,537         8,931        98,815       437,004        105,439        17,631       259,621
    Dividends.................       738,452       241,853        70,219       516,498         10,305        61,666         7,907
    Interest..................            37       --            --            --               1,923       --              2,293
    Foreign withholding taxes
      reclaimed...............         2,399       --            --              1,302        --            125,089       --
    Principal paydowns........       --            --            --            --             --            --            --
Prepaid expenses and other
  assets......................       191,795         1,382           300         8,472          1,542         2,137         2,738
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     TOTAL ASSETS.............   623,888,736   187,912,537   136,198,185   860,031,413    128,296,813   173,961,497   144,728,070
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....     1,072,675       --            579,955    12,409,666      6,276,340     1,312,503       222,239
    Shares of beneficial
      interest repurchased....       205,887        28,693        40,583       231,096         31,955        61,144        56,001
    Plan of distribution
      fee.....................           461           139           473         2,555            950           166           312
    Investment management
      fees....................       306,351        76,376        93,757       434,245         82,114       145,672        59,890
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --            --            --            --             --            --            --
Accrued expenses and other
  payables....................        54,659        30,028        38,487        52,555         19,530        35,778        33,704
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     TOTAL LIABILITIES........     1,640,033       135,236       753,255    13,130,117      6,410,889     1,555,263       372,146
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   662,687,023   129,395,121   131,683,653   649,228,246    151,974,428   131,656,537   126,332,028
Accumulated undistributed net
  investment income (net
  investment loss)............       --          1,746,316       --          1,491,526        --            645,666     1,121,702
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........   (97,770,595)   10,365,357     1,328,886   122,605,270     (7,705,986)   14,231,997    16,967,623
Net unrealized appreciation
  (depreciation)..............    57,332,275    46,270,507     2,432,391    73,576,254    (22,382,518)   25,872,034       (65,429)
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     NET ASSETS...............  $622,248,703  $187,777,301  $135,444,930  $846,901,296   $121,885,924  $172,406,234  $144,355,924
                                ============  ============  ============  ============   ============  ============  ============
     *COST....................  $565,288,241  $138,925,431  $133,037,238  $761,777,095   $147,213,703  $146,552,539  $138,588,609
                                ============  ============  ============  ============   ============  ============  ============
CLASS X SHARES:
Net Assets....................  $619,468,857  $186,887,493  $132,908,909  $832,971,137   $116,990,628  $171,523,012  $142,639,936
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    39,087,462     9,008,365     6,843,112    29,152,718      7,604,246     9,939,772     5,501,887
    NET ASSET VALUE PER
  SHARE.......................        $15.85        $20.75        $19.42        $28.57         $15.38        $17.26        $25.93
                                ============  ============  ============  ============   ============  ============  ============
CLASS Y SHARES:
Net Assets....................    $2,779,846      $889,808    $2,536,021   $13,930,159     $4,895,296      $883,222    $1,715,988
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................       175,513        42,941       130,728       488,003        318,561        51,234        66,266
    NET ASSET VALUE PER
  SHARE.......................        $15.84        $20.72        $19.40        $28.55         $15.37        $17.24        $25.90
                                ============  ============  ============  ============   ============  ============  ============


                                 EMERGING
                                  MARKETS
------------------------------  -----------
ASSETS:
Investments in securities, at
  value *.....................  $11,992,379
Cash..........................    1,238,681
Receivable for:
    Investments sold..........      --
    Shares of beneficial
      interest sold...........      --
    Dividends.................       14,458
    Interest..................       16,656
    Foreign withholding taxes
      reclaimed...............      --
    Principal paydowns........      --
Prepaid expenses and other
  assets......................        1,976
                                -----------
     TOTAL ASSETS.............   13,264,150
                                -----------
LIABILITIES:
Payable for:
    Investments purchased.....      --
    Shares of beneficial
      interest repurchased....        1,589
    Plan of distribution
      fee.....................      --
    Investment management
      fees....................       14,088
Unrealized depreciation on
  open forward foreign
  currency contracts..........      --
Accrued expenses and other
  payables....................       25,786
                                -----------
     TOTAL LIABILITIES........       41,463
                                -----------
NET ASSETS:
Paid-in-capital...............   14,291,939
Accumulated undistributed net
  investment income (net
  investment loss)............       (2,382)
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........     (191,333)
Net unrealized appreciation
  (depreciation)..............     (875,537)
                                -----------
     NET ASSETS...............  $13,222,687
                                ===========
     *COST....................  $12,867,964
                                ===========
CLASS X SHARES:
Net Assets....................  $13,222,687
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    1,277,707
    NET ASSET VALUE PER
  SHARE.......................       $10.35
                                ===========
CLASS Y SHARES:
Net Assets....................      --
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................      --
    NET ASSET VALUE PER             --
  SHARE.......................

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000*

                                              NORTH
                                             AMERICAN
                                  MONEY     GOVERNMENT  DIVERSIFIED    BALANCED
                                  MARKET    SECURITIES     INCOME       GROWTH      UTILITIES
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $7,754,966   $526,198   $  7,316,349  $ 2,782,472  $  1,117,157
Dividends.....................      --         --            --         1,895,120     3,083,871**
                                ----------   --------   ------------  -----------  ------------
     TOTAL INCOME.............   7,754,966    526,198      7,316,349    4,677,592     4,201,028
                                ----------   --------   ------------  -----------  ------------
EXPENSES
Investment management fee.....     608,490     53,559        310,787      712,678     1,282,502
Shareholder reports and
  notices.....................      10,984        774          9,375       16,076        44,493
Professional fees.............      27,883     18,677         23,781       22,402        23,517
Custodian fees................      15,044      4,370         13,072       14,337        15,888
Plan of distribution fee
  (Class Y shares)............       1,109     --                221          558         2,543
Trustees' fees and expenses...         661     --                225          427           724
Transfer agent fees and
  expenses....................         500        500            500          500           500
Other.........................       1,684      4,116          8,889        1,590         2,602
                                ----------   --------   ------------  -----------  ------------
     TOTAL EXPENSES...........     666,355     81,996        366,850      768,568     1,372,769
                                ----------   --------   ------------  -----------  ------------
     NET INVESTMENT INCOME
     (LOSS)...................   7,088,611    444,202      6,949,499    3,909,024     2,828,259
                                ----------   --------   ------------  -----------  ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          16     (5,971)    (2,948,370)  (2,161,143)    2,581,074
    Futures contracts.........      --         --            --           --            --
    Foreign exchange
      transactions............      --         --            401,168      --            --
                                ----------   --------   ------------  -----------  ------------
     NET GAIN (LOSS)..........          16     (5,971)    (2,547,202)  (2,161,143)    2,581,074
                                ----------   --------   ------------  -----------  ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............      --         83,936     (7,939,416)   5,279,732   (11,950,322)
    Futures contracts.........      --         --            --           --            --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --         --            (56,140)     --            --
                                ----------   --------   ------------  -----------  ------------
     NET APPRECIATION
     (DEPRECIATION)...........      --         83,936     (7,995,556)   5,279,732   (11,950,322)
                                ----------   --------   ------------  -----------  ------------
     NET GAIN (LOSS)..........          16     77,965    (10,542,758)   3,118,589    (9,369,248)
                                ----------   --------   ------------  -----------  ------------
NET INCREASE (DECREASE).......  $7,088,627   $522,167   $ (3,593,259) $ 7,027,613  $ (6,540,989)
                                ==========   ========   ============  ===========  ============

------------------

 * Class Y shares were issued July 24, 2000, with the exception of North American Government Securities and Emerging Markets.
**   Net of foreign withholding tax of $25,233, $86,137, $6,376, $461, $23,291,
     $221,034, $461, and $21,935, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2000*

                                  DIVIDEND     VALUE-ADDED                     AMERICAN        MID-CAP        GLOBAL
                                   GROWTH         MARKET        GROWTH      OPPORTUNITIES      EQUITY         EQUITY
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $    702,538   $    96,988   $    232,773   $   3,666,298   $    495,524   $    710,880
Dividends.....................    15,641,183**   3,201,196**      782,304**     3,381,728**       56,364      2,465,089**
                                ------------   -----------   ------------   -------------   ------------   ------------
     TOTAL INCOME.............    16,343,721     3,298,184      1,015,077       7,048,026        551,888      3,175,969
                                ------------   -----------   ------------   -------------   ------------   ------------
EXPENSES
Investment management fee.....     3,722,154       887,418      1,037,219       5,334,228      1,093,598      1,818,061
Shareholder reports and
  notices.....................        75,460        22,857         10,690          57,118          1,919         35,502
Professional fees.............        25,016        25,442         19,807          25,277         19,510         25,114
Custodian fees................        40,299        17,500         74,802         121,438         14,340         46,424
Plan of distribution fee
  (Class Y shares)............         1,073           293          1,333           7,000          2,854            447
Trustees' fees and expenses...         3,326           720            521           3,685            604            901
Transfer agent fees and
  expenses....................           500           500            500             500            500            500
Other.........................         5,630         6,331            581           5,331         15,988          7,701
                                ------------   -----------   ------------   -------------   ------------   ------------
     TOTAL EXPENSES...........     3,873,458       961,061      1,145,453       5,554,577      1,149,313      1,934,650
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................    12,470,263     2,337,123       (130,376)      1,493,449       (597,425)     1,241,319
                                ------------   -----------   ------------   -------------   ------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   (87,564,788)   10,376,406      1,539,979     134,552,857     (7,680,734)    14,288,031
    Futures contracts.........       --            --             --           (7,572,123)       --             --
    Foreign exchange
      transactions............       --            --             --               (1,923)       --             (23,000)
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET GAIN (LOSS)..........   (87,564,788)   10,376,406      1,539,979     126,978,811     (7,680,734)    14,265,031
                                ------------   -----------   ------------   -------------   ------------   ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............    95,777,039     6,646,477    (21,636,242)   (173,183,609)   (47,563,571)   (26,573,735)
    Futures contracts.........       --            --             --            1,560,742        --             --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --            --             --                  926        --              11,580
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........    95,777,039     6,646,477    (21,636,242)   (171,621,941)   (47,563,571)   (26,562,155)
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET GAIN (LOSS)..........     8,212,251    17,022,883    (20,096,263)    (44,643,130)   (55,244,305)   (12,297,124)
                                ------------   -----------   ------------   -------------   ------------   ------------
NET INCREASE (DECREASE).......  $ 20,682,514   $19,360,006   $(20,226,639)  $ (43,149,681)  $(55,841,730)  $(11,055,805)
                                ============   ===========   ============   =============   ============   ============

                                 DEVELOPING      EMERGING
                                   GROWTH        MARKETS
------------------------------  ---------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $  2,020,322   $    53,462
Dividends.....................        59,716**     215,983**
                                ------------   -----------
     TOTAL INCOME.............     2,080,038       269,445
                                ------------   -----------
EXPENSES
Investment management fee.....       849,348       236,790
Shareholder reports and
  notices.....................        16,808         2,762
Professional fees.............        23,053        20,704
Custodian fees................        58,219        24,111
Plan of distribution fee
  (Class Y shares)............           916       --
Trustees' fees and expenses...           694            76
Transfer agent fees and
  expenses....................           500           500
Other.........................         1,555         7,157
                                ------------   -----------
     TOTAL EXPENSES...........       951,093       292,100
                                ------------   -----------
     NET INVESTMENT INCOME
     (LOSS)...................     1,128,945       (22,655)
                                ------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    17,093,144     4,176,063
    Futures contracts.........       --            --
    Foreign exchange
      transactions............       --            (18,783)
                                ------------   -----------
     NET GAIN (LOSS)..........    17,093,144     4,157,280
                                ------------   -----------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............   (63,017,455)   (9,766,340)
    Futures contracts.........       --            --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --               (595)
                                ------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........   (63,017,455)   (9,766,935)
                                ------------   -----------
     NET GAIN (LOSS)..........   (45,924,311)   (5,609,655)
                                ------------   -----------
NET INCREASE (DECREASE).......  $(44,795,366)  $(5,632,310)
                                ============   ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            NORTH AMERICAN GOVERNMENT
                                            MONEY MARKET                            SECURITIES
                                -------------------------------------  ------------------------------------
                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $  7,088,611       $  6,047,637        $   444,202        $  438,530
Net realized gain (loss)......               16                454             (5,971)           (1,587)
Net change in unrealized
  appreciation/depreciation...        --                  --                   83,936          (117,223)
                                   ------------       ------------        -----------        ----------
     NET INCREASE
     (DECREASE)...............        7,088,627          6,048,091            522,167           319,720
                                   ------------       ------------        -----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............       (7,062,455)        (6,047,731)          (491,109)         (429,137)
    Class Y shares............          (26,096)          --                 --                --
Net realized gain
    Class X shares............              (16)              (454)          --                --
Paid-in-capital
    Class X shares............        --                  --                 --                --
    Class Y shares............        --                  --                 --                --
                                   ------------       ------------        -----------        ----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (7,088,567)        (6,048,185)          (491,109)         (429,137)
                                   ------------       ------------        -----------        ----------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (14,727,371)        15,490,506         (1,775,022)        1,140,837
                                   ------------       ------------        -----------        ----------
     TOTAL INCREASE
     (DECREASE)...............      (14,727,311)        15,490,412         (1,743,964)        1,031,420
NET ASSETS:
Beginning of period...........      135,675,240        120,184,828          9,420,642         8,389,222
                                   ------------       ------------        -----------        ----------
     END OF PERIOD............     $120,947,929       $135,675,240        $ 7,676,678        $9,420,642
                                   ============       ============        ===========        ==========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $         79       $         19        $    42,166        $   49,165
                                   ============       ============        ===========        ==========

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         DIVERSIFIED INCOME                       BALANCED GROWTH                 UTILITIES
                                -------------------------------------  -------------------------------------  ------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $ 6,949,499         $ 7,541,201        $  3,909,024       $  3,817,787        $  2,828,259
Net realized gain (loss)......      (2,547,202)         (2,270,326)         (2,161,143)         1,175,402           2,581,074
Net change in unrealized
  appreciation/depreciation...      (7,995,556)         (6,985,905)          5,279,732         (1,416,501)        (11,950,322)
                                   -----------         -----------        ------------       ------------        ------------
     NET INCREASE
     (DECREASE)...............      (3,593,259)         (1,715,030)          7,027,613          3,576,688          (6,540,989)
                                   -----------         -----------        ------------       ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (5,910,382)         (7,407,990)         (4,215,233)        (3,740,026)         (2,956,945)
    Class Y shares............          (9,270)           --                   (12,058)          --                   (27,350)
Net realized gain
    Class X shares............        --                  --                  (946,223)       (13,846,314)        (10,463,977)
Paid-in-capital
    Class X shares............        (795,995)           (231,544)          --                  --                 --
    Class Y shares............          (1,249)           --                 --                  --                 --
                                   -----------         -----------        ------------       ------------        ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (6,716,896)         (7,639,534)         (5,173,514)       (17,586,340)        (13,448,272)
                                   -----------         -----------        ------------       ------------        ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (5,915,309)          1,633,845          (7,786,850)        34,456,761          56,604,520
                                   -----------         -----------        ------------       ------------        ------------
     TOTAL INCREASE
     (DECREASE)...............     (16,225,464)         (7,720,719)         (5,932,751)        20,447,109          36,615,259
NET ASSETS:
Beginning of period...........      86,270,418          93,991,137         128,299,226        107,852,117         165,368,414
                                   -----------         -----------        ------------       ------------        ------------
     END OF PERIOD............     $70,044,954         $86,270,418        $122,366,475       $128,299,226        $201,983,673
                                   ===========         ===========        ============       ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $  (543,690)        $  (197,032)          --              $    328,440           --
                                   ===========         ===========        ============       ============        ============


                                    UTILITIES
                                -----------------
                                  FOR THE YEAR
                                      ENDED
                                DECEMBER 31, 1999
------------------------------  -----------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........    $  1,851,924
Net realized gain (loss)......      10,576,744
Net change in unrealized
  appreciation/depreciation...      33,678,427
                                  ------------
     NET INCREASE
     (DECREASE)...............      46,107,095
                                  ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (1,813,042)
    Class Y shares............        --
Net realized gain
    Class X shares............        (778,316)
Paid-in-capital
    Class X shares............        --
    Class Y shares............        --
                                  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (2,591,358)
                                  ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      36,169,492
                                  ------------
     TOTAL INCREASE
     (DECREASE)...............      79,685,229
NET ASSETS:
Beginning of period...........      85,683,185
                                  ------------
     END OF PERIOD............    $165,368,414
                                  ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $    156,036
                                  ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                           DIVIDEND GROWTH                      VALUE-ADDED MARKET
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................    $  12,470,263       $  14,549,630       $  2,337,123       $  2,018,885
Net realized gain (loss)......      (87,564,788)        129,094,274         10,376,406         16,263,318
Net change in unrealized
  appreciation/depreciation...       95,777,039        (142,695,765)         6,646,477          2,356,309
                                  -------------       -------------       ------------       ------------
     NET INCREASE
     (DECREASE)...............       20,682,514             948,139         19,360,006         20,638,512
                                  -------------       -------------       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (13,521,553)        (14,356,475)          (790,413)        (2,002,626)
    Class Y shares............          (14,094)          --                 --                  --
Net realized gain
    Class X shares............     (135,437,034)        (68,998,640)       (16,263,313)        (6,492,085)
                                  -------------       -------------       ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (148,972,681)        (83,355,115)       (17,053,726)        (8,494,711)
                                  -------------       -------------       ------------       ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........        7,727,374         101,933,394         (4,237,007)         2,740,405
                                  -------------       -------------       ------------       ------------
     TOTAL INCREASE
     (DECREASE)...............     (120,562,793)         19,526,418         (1,930,727)        14,884,206
NET ASSETS:
Beginning of period...........      742,811,496         723,285,078        189,708,028        174,823,822
                                  -------------       -------------       ------------       ------------
     END OF PERIOD............    $ 622,248,703       $ 742,811,496       $187,777,301       $189,708,028
                                  =============       =============       ============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --              $   1,046,212       $  1,746,316       $    199,606
                                  =============       =============       ============       ============

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                               GROWTH                         AMERICAN OPPORTUNITIES            MID-CAP EQUITY
                                -------------------------------------  -------------------------------------  ------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................     $   (130,376)       $   (71,745)      $   1,493,449       $  1,448,393        $   (597,425)
Net realized gain (loss)......        1,539,979          8,668,664         126,978,811         74,042,509          (7,680,734)
Net change in unrealized
  appreciation/depreciation...      (21,636,242)        15,446,798        (171,621,941)       179,944,880         (47,563,571)
                                   ------------        -----------       -------------       ------------        ------------
     NET INCREASE
     (DECREASE)...............      (20,226,639)        24,043,717         (43,149,681)       255,435,782         (55,841,730)
                                   ------------        -----------       -------------       ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............        --                    (3,871)          --                (1,445,841)          --
    Class Y shares............        --                  --                 --                  --                 --
Net realized gain
    Class X shares............       (7,192,511)        (4,876,846)        (71,766,306)       (46,008,369)         (9,796,856)
                                   ------------        -----------       -------------       ------------        ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (7,192,511)        (4,880,717)        (71,766,306)       (47,454,210)         (9,796,856)
                                   ------------        -----------       -------------       ------------        ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........       66,165,183         24,032,119         193,066,734        189,136,068         102,575,986
                                   ------------        -----------       -------------       ------------        ------------
     TOTAL INCREASE
     (DECREASE)...............       38,746,033         43,195,119          78,150,747        397,117,640          36,937,400
NET ASSETS:
Beginning of period...........       96,698,897         53,503,778         768,750,549        371,632,909          84,948,524
                                   ------------        -----------       -------------       ------------        ------------
     END OF PERIOD............     $135,444,930        $96,698,897       $ 846,901,296       $768,750,549        $121,885,924
                                   ============        ===========       =============       ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --                  --                 1,491,526           --                 --
                                   ============        ===========       =============       ============        ============


                                 MID-CAP EQUITY                GLOBAL EQUITY
                                -----------------  -------------------------------------
                                  FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED               ENDED
                                DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999
------------------------------  --------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................     $   139,683        $  1,241,319       $    496,336
Net realized gain (loss)......      12,556,428          14,265,031         16,165,852
Net change in unrealized
  appreciation/depreciation...      20,188,222         (26,562,155)        26,404,172
                                   -----------        ------------       ------------
     NET INCREASE
     (DECREASE)...............      32,884,333         (11,055,805)        43,066,360
                                   -----------        ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............        (146,978)           (564,063)          (497,530)
    Class Y shares............        --                 --                  --
Net realized gain
    Class X shares............         (27,244)        (11,783,182)          --
                                   -----------        ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............        (174,222)        (12,347,245)          (497,530)
                                   -----------        ------------       ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      24,040,776          22,066,278          5,651,964
                                   -----------        ------------       ------------
     TOTAL INCREASE
     (DECREASE)...............      56,750,887          (1,336,772)        48,220,794
NET ASSETS:
Beginning of period...........      28,197,637         173,743,006        125,522,212
                                   -----------        ------------       ------------
     END OF PERIOD............     $84,948,524        $172,406,234       $173,743,006
                                   ===========        ============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --              $    645,666       $     (8,590)
                                   ===========        ============       ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                          DEVELOPING GROWTH                      EMERGING MARKETS
                                -------------------------------------  ------------------------------------
                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................     $  1,128,945       $     54,898        $   (22,655)       $    (5,570)
Net realized gain.............       17,093,144         31,720,580          4,157,280            833,229
Net change in unrealized
  appreciation/depreciation...      (63,017,455)        42,343,872         (9,766,935)         9,795,780
                                   ------------       ------------        -----------        -----------
     NET INCREASE
     (DECREASE)...............      (44,795,366)        74,119,350         (5,632,310)        10,623,439
                                   ------------       ------------        -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............           (9,373)           (52,628)          --                 --
Net realized gain
    Class X shares............      (30,566,098)          --                 --                 --
Paid-in-capital
    Class X shares............        --                  --                 --                  (29,513)
                                   ------------       ------------        -----------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (30,575,471)           (52,628)          --                  (29,513)
                                   ------------       ------------        -----------        -----------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........       59,131,718          4,903,162         (4,033,820)          (977,414)
                                   ------------       ------------        -----------        -----------
     TOTAL INCREASE
     (DECREASE)...............      (16,239,119)        78,969,884         (9,666,130)         9,616,512
NET ASSETS:
Beginning of period...........      160,595,043         81,625,159         22,888,817         13,272,305
                                   ------------       ------------        -----------        -----------
     END OF PERIOD............     $144,355,924       $160,595,043        $13,222,687        $22,888,817
                                   ============       ============        ===========        ===========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $  1,121,702       $      3,982        $    (2,382)       $   (38,786)
                                   ============       ============        ===========        ===========

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                            NORTH AMERICAN
                                       MONEY MARKET                     GOVERNMENT SECURITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................      106,633,555        144,516,778             2,879            373,179
Reinvestment of dividends
  and distributions......        7,062,471          6,048,185            49,182             42,656
Redeemed.................     (131,096,843)      (135,074,457)         (229,547)          (303,201)
                             -------------      -------------       -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...      (17,400,817)        15,490,506          (177,486)           112,634
                             -------------      -------------       -----------        -----------
AMOUNT
Sold.....................    $ 106,633,555      $ 144,516,778       $    28,828        $ 3,768,903
Reinvestment of dividends
  and distributions......        7,062,471          6,048,185           491,108            429,137
Redeemed.................     (131,096,843)      (135,074,457)       (2,294,958)        (3,057,203)
                             -------------      -------------       -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (17,400,817)     $  15,490,506       $(1,775,022)       $ 1,140,837
                             -------------      -------------       -----------        -----------

CLASS Y SHARES*
SHARES
Sold.....................        3,997,869          --                 --                 --
Reinvestment of dividends
  and distributions......           26,095          --                 --                 --
Redeemed.................       (1,350,518)         --                 --                 --
                             -------------      -------------       -----------        -----------
    NET INCREASE - CLASS
  Y......................        2,673,446          --                 --                 --
                             -------------      -------------       -----------        -----------
AMOUNT
Sold.....................    $   3,997,869          --                 --                 --
Reinvestment of dividends
  and distributions......           26,095          --                 --                 --
Redeemed.................       (1,350,518)         --                 --                 --
                             -------------      -------------       -----------        -----------
    NET INCREASE - CLASS
  Y......................    $   2,673,446          --                 --                 --
                             -------------      -------------       -----------        -----------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                    DIVERSIFIED INCOME                     BALANCED GROWTH
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       1,223,990          2,660,408          1,223,181          3,333,509
Reinvestment of dividends
  and distributions......         799,832            813,366            370,408            241,749
Redeemed.................      (2,777,332)        (3,307,173)        (2,248,801)        (1,387,082)
                             ------------       ------------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...        (753,510)           166,601           (655,212)         2,188,176
                             ------------       ------------       ------------       ------------
AMOUNT
Sold.....................    $ 10,526,505       $ 25,140,484       $ 17,261,110       $ 38,151,616
Reinvestment of dividends
  and distributions......       6,706,377          7,639,534          5,161,456         17,586,340
Redeemed.................     (23,763,158)       (31,146,173)       (31,612,563)       (21,281,195)
                             ------------       ------------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (6,530,276)      $  1,633,845       $ (9,189,997)      $ 34,456,761
                             ------------       ------------       ------------       ------------

CLASS Y SHARES*
SHARES
Sold.....................          78,160           --                   98,872           --
Reinvestment of dividends
  and distributions......           1,338           --                      816           --
Redeemed.................          (2,450)          --                   (1,864)          --
                             ------------       ------------       ------------       ------------
    NET INCREASE - CLASS
  Y......................          77,048           --                   97,824           --
                             ------------       ------------       ------------       ------------
AMOUNT
Sold.....................    $    623,917           --             $  1,418,237           --
Reinvestment of dividends
  and distributions......          10,519           --                   12,058           --
Redeemed.................         (19,469)          --                  (27,148)          --
                             ------------       ------------       ------------       ------------
    NET INCREASE - CLASS
  Y......................    $    614,967           --             $  1,403,147           --
                             ------------       ------------       ------------       ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                        UTILITIES                          DIVIDEND GROWTH
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       2,367,392          2,571,246           4,677,079          8,484,915
Reinvestment of dividends
  and distributions......         524,673            126,805          10,454,591          3,815,098
Redeemed.................      (1,002,139)          (978,171)        (13,340,890)        (7,808,848)
                             ------------       ------------       -------------      -------------
    NET INCREASE
  (DECREASE) - CLASS X...       1,889,926          1,719,880           1,790,780          4,491,165
                             ------------       ------------       -------------      -------------
AMOUNT
Sold.....................    $ 64,276,199       $ 53,847,696       $  80,639,742      $ 184,490,155
Reinvestment of dividends
  and distributions......      13,420,922          2,591,358         145,912,178         83,355,115
Redeemed.................     (26,755,649)       (20,269,562)       (221,438,566)      (165,911,876)
                             ------------       ------------       -------------      -------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 50,941,472       $ 36,169,492       $   5,113,354      $ 101,933,394
                             ------------       ------------       -------------      -------------

CLASS Y SHARES*
SHARES
Sold.....................         231,198           --                   176,266          --
Reinvestment of dividends
  and distributions......           1,119           --                       664          --
Redeemed.................          (3,250)          --                    (1,417)         --
                             ------------       ------------       -------------      -------------
    NET INCREASE - CLASS
  Y......................         229,067           --                   175,513          --
                             ------------       ------------       -------------      -------------
AMOUNT
Sold.....................    $  5,716,097           --             $   2,624,657          --
Reinvestment of dividends
  and distributions......          27,350           --                    10,511          --
Redeemed.................         (80,399)          --                   (21,148)         --
                             ------------       ------------       -------------      -------------
    NET INCREASE - CLASS
  Y......................    $  5,663,048           --             $   2,614,020          --
                             ------------       ------------       -------------      -------------

                                    VALUE-ADDED MARKET
                           ------------------------------------
                             FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------
CLASS X SHARES
SHARES
Sold.....................       1,072,553          1,641,753
Reinvestment of dividends
  and distributions......         923,110            422,129
Redeemed.................      (2,221,936)        (1,941,093)
                             ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...        (226,273)           122,789
                             ------------       ------------
AMOUNT
Sold.....................    $ 21,180,579       $ 32,832,745
Reinvestment of dividends
  and distributions......      17,053,726          8,494,711
Redeemed.................     (43,316,109)       (38,587,051)
                             ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (5,081,804)      $  2,740,405
                             ------------       ------------
CLASS Y SHARES*
SHARES
Sold.....................          43,950           --
Reinvestment of dividends
  and distributions......        --                 --
Redeemed.................          (1,009)          --
                             ------------       ------------
    NET INCREASE - CLASS
  Y......................          42,941           --
                             ------------       ------------
AMOUNT
Sold.....................    $    864,761           --
Reinvestment of dividends
  and distributions......        --                 --
Redeemed.................         (19,964)          --
                             ------------       ------------
    NET INCREASE - CLASS
  Y......................    $    844,797           --
                             ------------       ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                          GROWTH                        AMERICAN OPPORTUNITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       3,298,149          1,668,923           6,948,834         8,757,084
Reinvestment of dividends
  and distributions......         307,767            275,120           2,419,633         2,113,992
Redeemed.................        (919,021)          (722,403)         (3,793,870)       (3,237,660)
                             ------------       ------------       -------------      ------------
    NET INCREASE
  (DECREASE) - CLASS X...       2,686,895          1,221,640           5,574,597         7,633,416
                             ------------       ------------       -------------      ------------
AMOUNT
Sold.....................    $ 77,266,793       $ 33,517,947       $ 226,875,960      $223,047,289
Reinvestment of dividends
  and distributions......       7,192,511          4,880,717          71,766,306        47,454,210
Redeemed.................     (21,151,246)       (14,366,545)       (120,188,447)      (81,365,431)
                             ------------       ------------       -------------      ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 63,308,058       $ 24,032,119       $ 178,453,819      $189,136,068
                             ------------       ------------       -------------      ------------

CLASS Y SHARES*
SHARES
Sold.....................         133,700           --                   496,927          --
Redeemed.................          (2,972)          --                    (8,924)         --
                             ------------       ------------       -------------      ------------
    NET INCREASE - CLASS
  Y......................         130,728           --                   488,003          --
                             ------------       ------------       -------------      ------------
AMOUNT
Sold.....................    $  2,925,390           --             $  14,880,276          --
Redeemed.................         (68,265)          --                  (267,361)         --
                             ------------       ------------       -------------      ------------
    NET INCREASE - CLASS
  Y......................    $  2,857,125           --             $  14,612,915          --
                             ------------       ------------       -------------      ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                      MID-CAP EQUITY                        GLOBAL EQUITY
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       4,661,604          1,991,794          1,829,338          1,823,137
Reinvestment of dividends
  and distributions......         419,207             13,119            657,581             31,851
Redeemed.................      (1,225,391)          (633,054)        (1,400,191)        (1,548,072)
                             ------------        -----------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...       3,855,420          1,371,859          1,086,728            306,916
                             ------------        -----------       ------------       ------------
AMOUNT
Sold.....................    $112,991,934        $32,535,587       $ 35,199,385       $ 29,681,396
Reinvestment of dividends
  and distributions......       9,796,856            174,222         12,347,245            497,530
Redeemed.................     (26,732,205)        (8,669,033)       (26,397,318)       (24,526,962)
                             ------------        -----------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 96,056,585        $24,040,776       $ 21,149,312       $  5,651,964
                             ------------        -----------       ------------       ------------

CLASS Y SHARES*
SHARES
Sold.....................         328,643           --                   53,126           --
Redeemed.................         (10,082)          --                   (1,892)          --
                             ------------        -----------       ------------       ------------
    NET INCREASE - CLASS
  Y......................         318,561           --                   51,234           --
                             ------------        -----------       ------------       ------------
AMOUNT
Sold.....................    $  6,708,398           --             $    951,169           --
Redeemed.................        (188,997)          --                  (34,203)          --
                             ------------        -----------       ------------       ------------
    NET INCREASE - CLASS
  Y......................    $  6,519,401           --             $    916,966           --
                             ------------        -----------       ------------       ------------

                                    DEVELOPING GROWTH                      EMERGING MARKETS
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------
CLASS X SHARES
SHARES
Sold.....................       1,707,588          1,021,132              9,268            421,932
Reinvestment of dividends
  and distributions......         999,454              2,217           --                    3,047
Redeemed.................      (1,215,979)          (934,031)          (310,800)          (524,322)
                             ------------       ------------        -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...       1,491,063             89,318           (301,532)           (99,343)
                             ------------       ------------        -----------        -----------
AMOUNT
Sold.....................    $ 66,507,746       $ 27,643,051        $   103,738        $ 4,228,591
Reinvestment of dividends
  and distributions......      30,575,471             52,628           --                   29,513
Redeemed.................     (39,782,791)       (22,792,517)        (4,137,558)        (5,235,518)
                             ------------       ------------        -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 57,300,426       $  4,903,162        $(4,033,820)       $  (977,414)
                             ------------       ------------        -----------        -----------
CLASS Y SHARES*
SHARES
Sold.....................          68,338           --                 --                 --
Redeemed.................          (2,072)          --                 --                 --
                             ------------       ------------        -----------        -----------
    NET INCREASE - CLASS
  Y......................          66,266           --                 --                 --
                             ------------       ------------        -----------        -----------
AMOUNT
Sold.....................    $  1,892,834           --                 --                 --
Redeemed.................         (61,542)          --                 --                 --
                             ------------       ------------        -----------        -----------
    NET INCREASE - CLASS
  Y......................    $  1,831,292           --                 --                 --
                             ------------       ------------        -----------        -----------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). All Portfolio shares held prior to May 1, 2000 have been designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
  Diversified Income    Seeks, as a primary objective, to earn a high level of
                        current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
   Balanced Growth      Seeks to achieve capital growth with reasonable current
                        income by investing in common stock of companies which have a record of paying dividends and have the potential for
                        increasing dividends, securities convertible into common
                        stock and in investment grade fixed income securities.
      Utilities         Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry.
   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
  Value-Added Market    Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
American Opportunities  Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the
                        investment, are believed to be undervalued in the
                        marketplace.
    Mid-Cap Equity      Seeks long-term capital appreciation by investing primarily in equity securities of mid-cap companies (that is,
                        companies whose equity market capitalization falls within
                        the range of approximately $200 million to $12 billion).
    Global Equity       Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent,
                        from income, through investments in all types of common
                        stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt
                        obligations of domestic and foreign companies and
                        governments and international organizations.
  Developing Growth     Seeks long-term capital growth by investing primarily in
                        common stocks of smaller and medium-sized companies that
                        have the potential for growing more rapidly than the economy and which may benefit from new products or services,
                        technological developments or changes in management.
   Emerging Markets     Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market
                        countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FUTURES CONTRACTS -- Some of the portfolios may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ---------                                 ------
Money Market............................  0.50%   Growth .................................  0.80%
North American Government Securities....  0.65    American Opportunities .................  **
Diversified Income......................  0.40    Mid-Cap Equity .........................  0.75
Balanced Growth.........................  0.60    Global Equity ..........................  1.00
Utilities...............................  0.65    Developing Growth ......................  0.50
Dividend Growth.........................  *       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
** 0.625% to the portion of daily net assets not exceeding $500 million; and 0.60% to the portion of daily net assets in excess of $500 million. Effective May 1, 2000, the Agreement was amended to reduce the annual rate to 0.575% of the portion of daily net assets in excess of $1 billion.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributor Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2000 were as follows:

                                              U.S. GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $43,220,513      $43,307,829       $  759,690,004     $  780,650,948
North American Government Securities....        --             2,720,605             --                --
Diversified Income......................      2,046,766       10,938,041           20,645,610         23,311,091
Balanced Growth.........................      4,359,634        9,284,636           41,067,318         42,587,921
Utilities...............................      3,020,761        3,007,913          101,970,141         57,809,852
Dividend Growth.........................        --              --                249,898,464        352,119,375
Value-Added Market......................        --              --                 14,209,281         31,770,857
Growth..................................        --              --                144,834,024         85,123,093
American Opportunities..................     73,766,500       47,891,344        3,479,123,244      3,399,965,458
Mid-Cap Equity..........................        --              --                119,433,263         28,096,242
Global Equity...........................        --              --                118,948,284        114,818,503
Developing Growth.......................        --              --                305,390,807        281,852,932
Emerging Markets........................        --              --                  8,301,604         13,605,683

Included in the aforementioned sales of portfolio securities of Mid-Cap Equity are sales of Hartford Life, Inc., an affiliate of the Fund, of $1,893,423, as well as a realized gain of $142,659. Included in the aforementioned sales of portfolio securities of American Opportunities are sales of Hartford Life, Inc., of $5,071,248, as well as a realized loss of $22,172.
At December 31, 2000, American Opportunities' and Developing Growth's payable for investments purchased included unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, of $2,026,247 and $27,347, respectively. Included in Developing Growth's receivable for investments sold was $179,541 for unsettled trades with DWR.
At December 31, 2000, American Opportunities' payable for investments purchased and receivables for investments sold included unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, of $1,678,824 and $1,181,438, respectively.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with DWR for executed portfolio transactions:

BALANCED               DIVIDEND     AMERICAN       GLOBAL    DEVELOPING
 GROWTH    UTILITIES    GROWTH    OPPORTUNITIES    EQUITY      GROWTH
--------   ---------   --------   -------------   --------   ----------
$35,475     $27,092    $180,183      $79,137       $1,106     $20,901
=======     =======    ========      =======       ======     =======

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED               DIVIDEND                AMERICAN       GLOBAL    DEVELOPING   EMERGING
 GROWTH    UTILITIES    GROWTH     GROWTH    OPPORTUNITIES    EQUITY      GROWTH     MARKETS
--------   ---------   --------   --------   -------------   --------   ----------   --------
 $5,770     $3,200     $41,164     $3,263       $325,499     $29,299      $5,180      $1,800
 ======     ======     =======     ======       ========     =======      ======      ======

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. FEDERAL INCOME TAX STATUS

At December 31, 2000, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                     (AMOUNTS IN THOUSANDS)
                                          --------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,       2004   2005   2006   2007    2008     TOTAL
     ------------------------------       -----  -----  -----  -----  -------  -------
North American Government Securities....   $8     $2    $  4   $ 28   $    21  $    63
Diversified Income......................  --     --      153    941     1,681    2,775
Balanced Growth.........................  --     --      --     --        834      834
Dividend Growth.........................  --     --      --     --     83,162   83,162
Mid-Cap Equity..........................  --     --      --     --        937      937
Emerging Markets........................  --     --      165    --      --         165

During the year ended December 31, 2000, the Emerging Markets Portfolio utilized approximately $4,077,000 of its net capital loss carryover.

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2000: North American Government Securities -- $2,000; Diversified Income -- $498,000; Utilities -- $774,000; Dividend Growth -- $515,000; Growth -- $4,697,000; Mid-Cap Equity -- $6,769,000;
Global Equity -- $47,000; Emerging Markets -- $2,000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

At December 31, 2000, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES          PERMANENT DIFFERENCES
                                          -----------------------------  -----------------------------
                                                                           FOREIGN           NET
                                          POST-OCTOBER  LOSS DEFERRALS     CURRENCY       OPERATING
                                             LOSSES     FROM WASH SALES  GAINS/LOSSES       LOSS
                                          ------------  ---------------  ------------  ---------------
North American Government Securities....           -
Diversified Income......................           -                              -
Balanced Growth.........................                           -
Utilities...............................           -
Dividend Growth.........................           -               -
Value Added Market......................                           -
Growth..................................           -               -                              -
American Opportunities..................                           -              -
Mid-Cap Equity..........................           -                                              -
Global Equity...........................           -               -              -
Developing Growth.......................                           -
Emerging Markets........................           -               -              -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and interest on bonds in default and Global Equity had temporary differences attributable to the mark-to-market of passive foreign investment companies held by the Portfolio.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED      ACCUMULATED
                                          UNDISTRIBUTED    UNDISTRIBUTED
                                          NET INVESTMENT   NET REALIZED      PAID-IN
                                          INCOME (LOSS)     GAIN (LOSS)      CAPITAL
                                          --------------  ---------------  ------------
North American Government Securities....   $     39,908     $  (39,908)        --
Diversified Income......................     (1,376,505)     1,144,961      $  231,544
Balanced Growth.........................        (10,173)        18,568          (8,395)
Dividend Growth.........................         19,172        229,615        (248,787)
Growth..................................        130,376          1,348        (131,724)
American Opportunities..................         (1,923)        51,336         (49,413)
Mid-Cap Equity..........................        597,425        --             (597,425)
Global Equity...........................        (23,000)        23,000         --
Developing Growth.......................         (1,852)         2,023            (171)
Emerging Markets........................         59,059         18,783         (77,842)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2000, Diversified Income and Developing Growth had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2000, there were no Portfolios with outstanding futures contacts.

At December 31, 2000, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

7. CHANGE IN ACCOUNTING POLICY

Effective January 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

8. OTHER BUSINESS

North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period*:

                           NET ASSET                                                                           TOTAL
      FOR THE YEAR           VALUE       NET       NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                        $ 1.00      $ 0.05        --            $ 0.05       $(0.05)        --            $(0.05)
1997                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
1998                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
1999                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
2000(a)                       1.00        0.06        --              0.06        (0.06)        --             (0.06)
CLASS Y SHARES
2000(b)                       1.00        0.03        --              0.03        (0.03)        --             (0.03)
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1996                         10.18        0.52        $(0.09)         0.43        (0.52)        --             (0.52)
1997                         10.09        0.48          0.09          0.57        (0.49)        --             (0.49)
1998                         10.17        0.46         (0.03)         0.43        (0.45)        --             (0.45)
1999                         10.15        0.47         (0.13)         0.34        (0.46)        --             (0.46)
2000(a)                      10.03        0.55          0.10          0.65        (0.60)        --             (0.60)
DIVERSIFIED INCOME
CLASS X SHARES
1996                         10.22        0.80          0.13          0.93        (0.82)        $(0.01)        (0.83)
1997                         10.32        0.80          0.02          0.82        (0.83)         (0.02)        (0.85)
1998                         10.29        0.79         (0.37)         0.42        (0.77)         (0.01)        (0.78)
1999                          9.93        0.78         (0.96)        (0.18)       (0.77)         (0.02)++      (0.79)
2000(a)                       8.96        0.76         (1.15)        (0.39)       (0.65)         (0.09)++      (0.74)
CLASS Y SHARES
2000(b)                       8.58        0.33         (0.73)        (0.40)       (0.33)         (0.04)++      (0.37)
BALANCED GROWTH
CLASS X SHARES
1996                         11.89        0.33          1.25          1.58        (0.33)         (0.07)        (0.40)
1997                         13.07        0.29          2.01          2.30        (0.30)         (0.04)        (0.34)
1998                         15.03        0.44          1.68          2.12        (0.43)         (0.34)        (0.77)
1999                         16.38        0.48          0.15          0.63        (0.48)         (1.90)        (2.38)
2000(a)                      14.63        0.47          0.42          0.89        (0.51)         (0.11)        (0.62)
CLASS Y SHARES
2000(b)                      13.67        0.18          1.25          1.43        (0.22)        --             (0.22)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                        $ 1.00       5.07%   $ 87,002        0.59%           4.94%           0.57%           4.96%
1997                          1.00       5.21      84,045        0.55            5.08            0.55            5.08
1998                          1.00       5.16     120,185        0.55            5.02            0.55            5.02
1999                          1.00       4.78     135,675        0.54            4.67            0.54            4.67
2000(a)                       1.00       5.98     118,274        0.55            5.80            0.55            5.80
CLASS Y SHARES
2000(b)                       1.00       2.58(1)     2,673       0.80(2)         5.55(2)         0.80(2)         5.55(2)
NORTH AMERICAN GOVERNMENT
SECURITIES
CLASS X SHARES
1996                         10.09       4.35       4,172        1.45            4.55            0.50            5.50
1997                         10.17       5.91       5,091        1.26            4.75            1.26            4.75
1998                         10.15       4.28       8,389        1.15            4.52            1.15            4.52
1999                         10.03       3.40       9,421        1.01            4.60            1.01            4.60
2000(a)                      10.08       6.66       7,677        1.00            5.38            1.00            5.38
DIVERSIFIED INCOME
CLASS X SHARES
1996                         10.32       9.54      32,119        0.71            8.26            0.50            8.47
1997                         10.29       8.32      62,287        0.55            8.09            0.55            8.09
1998                          9.93       4.22      93,991        0.49            7.92            0.49            7.92
1999                          8.96      (1.83)     86,270        0.48            8.31            0.48            8.31
2000(a)                       7.83      (4.74)     69,443        0.47            8.92            0.47            8.92
CLASS Y SHARES
2000(b)                       7.81      (4.68)(1)       602      0.72(2)         9.23(2)         0.72(2)         9.23(2)
BALANCED GROWTH
CLASS X SHARES
1996                         13.07      13.54      38,893        0.90            2.35            0.50            2.75
1997                         15.03      17.87      71,323        0.86            2.13            0.86            2.13
1998                         16.38      14.41     107,852        0.71            2.87            0.71            2.87
1999                         14.63       3.52     128,299        0.64            3.10            0.64            3.10
2000(a)                      14.90       6.37     120,911        0.64            3.29            0.64            3.29
CLASS Y SHARES
2000(b)                      14.88      10.55(1)     1,455       0.86(2)         2.90(2)         0.86(2)         2.90(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
MONEY MARKET
CLASS X SHARES
1996                        N/A
1997                        N/A
1998                        N/A
1999                        N/A
2000(a)                     N/A
CLASS Y SHARES
2000(b)                     N/A
NORTH AMERICAN GOVERNMENT
SECURITIES
CLASS X SHARES
1996                           48%
1997                           27
1998                           51
1999                           53
2000(a)                      --
DIVERSIFIED INCOME
CLASS X SHARES
1996                           69
1997                          110
1998                          111
1999                           69
2000(a)                        33
CLASS Y SHARES
2000(b)                        33
BALANCED GROWTH
CLASS X SHARES
1996                           88
1997                           64
1998                           93
1999                           37
2000(a)                        39
CLASS Y SHARES
2000(b)                        39

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
UTILITIES
CLASS X SHARES
1996                        $12.35       $ 0.43          $ 0.60        $ 1.03       $(0.43)        $(0.01)       $(0.44)
1997                         12.94         0.39            2.96          3.35        (0.40)         (0.05)        (0.45)
1998                         15.84         0.37            3.06          3.43        (0.37)         (0.19)        (0.56)
1999                         18.71         0.34            7.69          8.03        (0.34)         (0.15)        (0.49)
2000(a)                      26.25         0.38           (0.79)        (0.41)       (0.40)         (1.45)        (1.85)
CLASS Y SHARES
2000(b)                      26.06         0.15           (2.04)        (1.89)       (0.18)        --             (0.18)
DIVIDEND GROWTH
CLASS X SHARES
1996                         13.54         0.34            2.94          3.28        (0.35)         (0.02)        (0.37)
1997                         16.45         0.38            3.80          4.18        (0.38)         (0.68)        (1.06)
1998                         19.57         0.39            3.38          3.77        (0.39)         (0.90)        (1.29)
1999                         22.05         0.40           (0.10)         0.30        (0.40)         (2.03)        (2.43)
2000(a)                      19.92         0.33            0.05          0.38        (0.37)         (4.08)        (4.45)
CLASS Y SHARES
2000(b)                      14.14         0.10            1.73          1.83        (0.13)            --         (0.13)
VALUE-ADDED MARKET
CLASS X SHARES
1996                         12.24         0.23            1.93          2.16        (0.23)         (0.01)        (0.24)
1997                         14.16         0.23            3.43          3.66        (0.23)         (0.03)        (0.26)
1998                         17.56         0.22            1.90          2.12        (0.22)         (0.27)        (0.49)
1999                         19.19         0.22            2.08          2.30        (0.22)         (0.73)        (0.95)
2000(a)                      20.54         0.26            1.95          2.21        (0.09)         (1.91)        (2.00)
CLASS Y SHARES
2000(b)                      18.74         0.09            1.89          1.98           --             --            --
GROWTH
CLASS X SHARES
1996                         11.07         0.08            2.52          2.60        (0.08)         (0.04)        (0.12)
1997                         13.55         0.09            3.09          3.18        (0.10)         (0.07)        (0.17)
1998                         16.56       --                2.16          2.16       --              (0.49)        (0.49)
1999                         18.23        (0.02)           6.65          6.63       --              (1.59)        (1.59)
2000(a)                      23.27        (0.02)          (2.47)        (2.49)      --              (1.36)        (1.36)
CLASS Y SHARES
2000(b)                      23.90        (0.03)          (4.47)        (4.50)      --                 --            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
UTILITIES
CLASS X SHARES
1996                        $12.94       8.48%   $ 35,686        0.80%           3.16%           0.50%           3.46%
1997                         15.84      26.45      50,766        0.76            2.83            0.76            2.83
1998                         18.71      22.23      85,683        0.71            2.21            0.71            2.21
1999                         26.25      43.71     165,368        0.70            1.63            0.70            1.63
2000(a)                      23.99      (1.91)    196,489        0.69            1.43            0.69            1.43
CLASS Y SHARES
2000(b)                      23.99      (7.26)(1)     5,494      0.95(2)         1.40(2)         0.95(2)         1.40(2)
DIVIDEND GROWTH
CLASS X SHARES
1996                         16.45      24.49     258,101        0.67            2.44            0.67            2.44
1997                         19.57      26.12     518,419        0.65            2.11            0.65            2.11
1998                         22.05      19.73     723,285        0.63            1.87            0.63            1.87
1999                         19.92       0.53     742,811        0.60            1.86            0.60            1.86
2000(a)                      15.85       5.36     619,469        0.63            2.01            0.63            2.01
CLASS Y SHARES
2000(b)                      15.84      13.02(1)     2,780       0.88(2)         1.45(2)         0.88(2)         1.45(2)
VALUE-ADDED MARKET
CLASS X SHARES
1996                         14.16      17.78      73,516        0.64            1.69            0.56            1.77
1997                         17.56      26.12     141,316        0.58            1.49            0.58            1.49
1998                         19.19      12.19     174,824        0.55            1.20            0.55            1.20
1999                         20.54      12.15     189,708        0.55            1.11            0.55            1.11
2000(a)                      20.75      11.98     186,887        0.54            1.31            0.54            1.31
CLASS Y SHARES
2000(b)                      20.72      10.57(1)       890       0.78(2)         1.02(2)         0.78(2)         1.02(2)
GROWTH
CLASS X SHARES
1996                         13.55      23.56      18,215        1.22           (0.03)           0.50            0.69
1997                         16.56      23.07      40,311        1.01            0.13            1.01            0.13
1998                         18.23      13.22      53,504        1.06            0.01            1.06            0.01
1999                         23.27      39.10      96,699        0.90           (0.11)           0.90           (0.11)
2000(a)                      19.42     (11.68)    132,909        0.88           (0.10)           0.88           (0.10)
CLASS Y SHARES
2000(b)                      19.40     (18.83)(1)     2,536      1.14(2)        (0.34)(2)        1.14(2)        (0.34)(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
UTILITIES
CLASS X SHARES
1996                           15%
1997                           34
1998                           19
1999                           31
2000(a)                        32
CLASS Y SHARES
2000(b)                        32
DIVIDEND GROWTH
CLASS X SHARES
1996                           39
1997                           26
1998                           39
1999                          101
2000(a)                        41
CLASS Y SHARES
2000(b)                        41
VALUE-ADDED MARKET
CLASS X SHARES
1996                            4
1997                            8
1998                           14
1999                           21
2000(a)                         8
CLASS Y SHARES
2000(b)                         8
GROWTH
CLASS X SHARES
1996                           47
1997                           55
1998                          223
1999                           88
2000(a)                        68
CLASS Y SHARES
2000(b)                        68

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                        $13.71       $ 0.08          $ 1.68        $ 1.76       $(0.10)        $(0.07)       $(0.17)
1997                         15.30         0.07            4.73          4.80        (0.06)         (0.35)        (0.41)
1998                         19.69         0.13            5.57          5.70        (0.14)         (1.94)        (2.08)
1999                         23.31         0.08           11.76         11.84        (0.07)         (2.48)        (2.55)
2000(a)                      32.60         0.05           (1.39)        (1.34)      --              (2.69)        (2.69)
CLASS Y SHARES
2000(b)                      29.89         0.05           (1.39)        (1.34)      --             --            --
MID-CAP EQUITY
CLASS X SHARES
1997(c)                      10.00         0.18            1.39          1.57        (0.17)        --             (0.17)
1998                         11.40         0.06            0.57          0.63        (0.07)         (0.10)        (0.17)
1999                         11.86         0.06           10.81         10.87        (0.06)         (0.01)        (0.07)
2000(a)                      22.66        (0.09)          (5.64)        (5.73)      --              (1.55)        (1.55)
CLASS Y SHARES
2000(b)                      24.41        (0.05)          (8.99)        (9.04)      --             --            --
GLOBAL EQUITY
CLASS X SHARES
1996                         10.99         0.15            1.10          1.25        (0.17)         (0.01)        (0.18)
1997                         12.06         0.12            0.92          1.04        (0.11)         (0.02)        (0.13)
1998                         12.97         0.14            1.81          1.95        (0.18)         (0.05)        (0.23)
1999                         14.69         0.06            4.94          5.00        (0.06)        --             (0.06)
2000(a)                      19.63         0.13           (1.19)        (1.06)       (0.06)         (1.25)        (1.31)
CLASS Y SHARES
2000(a)                      18.85       --               (1.61)        (1.61)      --                 --            --
DEVELOPING GROWTH
CLASS X SHARES
1996                         15.00         0.02            1.92          1.94        (0.03)         (0.03)++      (0.06)
1997                         16.88         0.05            2.27          2.32        (0.04)        --             (0.04)
1998                         19.16         0.03            1.69          1.72        (0.04)         (0.03)        (0.07)
1999                         20.81         0.01           19.23         19.24        (0.01)        --             (0.01)
2000(a)                      40.04         0.22           (7.89)        (7.67)      --              (6.44)        (6.44)
CLASS Y SHARES
2000(b)                      29.79         0.09           (3.98)        (3.89)      --             --            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                        $15.30      12.95%   $120,904        0.71%           0.52%           0.69%           0.54%
1997                         19.69      31.93     230,014        0.68            0.42            0.68            0.42
1998                         23.31      30.78     371,633        0.66            0.62            0.66            0.62
1999                         32.60      55.81     768,751        0.66            0.29            0.66            0.29
2000(a)                      28.57      (4.42)    832,971        0.64            0.17            0.64            0.17
CLASS Y SHARES
2000(b)                      28.55      (4.48)(1)    13,930      0.88(2)         0.40(2)         0.88(2)         0.40(2)
MID-CAP EQUITY
CLASS X SHARES
1997(c)                      11.40      15.84(1)    19,236       1.12(2)         0.65(2)       --                1.77(2)
1998                         11.86       5.67      28,198        0.98           (0.40)         --                0.58
1999                         22.66      92.10      84,949        0.92           (0.35)           0.20            0.37
2000(a)                      15.38     (27.56)    116,991        0.79           (0.41)           0.79           (0.41)
CLASS Y SHARES
2000(b)                      15.37     (36.83)(1)     4,895      1.02(2)        (0.62)(2)        1.02(2)        (0.62)(2)
GLOBAL EQUITY
CLASS X SHARES
1996                         12.06      11.43      59,246        1.25            0.69            0.72            1.22
1997                         12.97       8.66     102,229        1.13            0.91            1.13            0.91
1998                         14.69      15.11     125,522        1.10            1.01            1.10            1.01
1999                         19.63      34.14     173,743        1.08            0.36            1.08            0.36
2000(a)                      17.26      (5.93)    171,523        1.06            0.68            1.06            0.68
CLASS Y SHARES
2000(a)                      17.24      (8.54)(1)       883      1.29(2)         0.02(2)         1.29(2)         0.02(2)
DEVELOPING GROWTH
CLASS X SHARES
1996                         16.88      12.95      61,120        0.68           (0.04)           0.58            0.06
1997                         19.16      13.77      82,690        0.60            0.26            0.60            0.26
1998                         20.81       9.04      81,625        0.59            0.19            0.59            0.19
1999                         40.04      92.52     160,595        0.58            0.06            0.58            0.06
2000(a)                      25.93     (21.61)    142,640        0.56            0.66            0.56            0.66
CLASS Y SHARES
2000(b)                      25.90     (13.06)(1)     1,716      0.83(2)         0.74(2)         0.83(2)         0.74(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                          232%
1997                          262
1998                          325
1999                          360
2000(a)                       426
CLASS Y SHARES
2000(b)                       426
MID-CAP EQUITY
CLASS X SHARES
1997(c)                       104
1998                          323
1999                          318
2000(a)                        21
CLASS Y SHARES
2000(b)                        21
GLOBAL EQUITY
CLASS X SHARES
1996                           62
1997                           87
1998                           80
1999                           79
2000(a)                        68
CLASS Y SHARES
2000(a)                        68
DEVELOPING GROWTH
CLASS X SHARES
1996                          146
1997                          149
1998                          193
1999                          178
2000(a)                       207
CLASS Y SHARES
2000(b)                       207

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
CLASS X SHARES
1996                        $ 9.69       $ 0.16          $ 1.51        $ 1.67       $(0.16)        --            $(0.16)
1997                         11.20         0.06            0.11          0.17        (0.06)        --             (0.06)
1998                         11.31         0.07           (3.33)        (3.26)       (0.07)         (0.07)+++     (0.14)
1999                          7.91       --                6.60          6.60       --              (0.02)++      (0.02)
2000(a)                      14.49        (0.02)          (4.12)        (4.14)      --             --           --

--------------------------------------------------------------------------------
(a)  Prior to July 24, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)  For the period July 24, 2000 (issued date) through December 31, 2000.
(c)  For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.
 *   For the period ending December 31, 2000, the per share amounts were computed using an average number of shares outstanding during the period.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.01.
+++  Includes distributions from paid-in-capital of $0.04.
++   Distribution from paid-in-capital.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
CLASS X SHARES
1996                        $11.20      17.69%   $ 17,240        2.02%          (0.10)%          0.50%           1.42%
1997                         11.31       1.27      23,815        1.71            0.49            1.71            0.49
1998                          7.91     (29.03)     13,272        1.73            0.72            1.73            0.72
1999                         14.49      83.53      22,889        1.84           (0.03)           1.84           (0.03)
2000(a)                      10.35     (28.57)     13,223        1.54           (0.12)           1.54           (0.12)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
EMERGING MARKETS
CLASS X SHARES
1996                           46%
1997                           91
1998                          116
1999                           82
2000(a)                        47

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT
SERIES
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund"), comprising, respectively, Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Mid-Cap Equity Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 16, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Dean Witter Select Dimensions Investment Series as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 14, 2001

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder
              James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                         Independent Auditors
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                             Deloitte & Touche LLP
         Harborside Financial Center--Plaza Two                          Two World Financial Center
             Jersey City, New Jersey 07311                                New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Equity
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                Growth Portfolio
                                 --------------
             Morgan Stanley Dean Witter Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

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